UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: August 31

Date of reporting period: September 1, 2016 through August 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Funds

August 31, 2017

JPMorgan Diversified Real Return Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 11, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy sustained a pattern of relatively low but steady growth during the twelve months ended August 31, 2017, and investors largely shrugged off geopolitical tensions while focusing on continued low interest rates and growth in corporate earnings.

“The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors.” — George C.W. Gatch

Globally, developed market and emerging market economies began to grow in a more synchronized fashion in late 2016 and continued to expand through August 2017. China’s economy continued to grow and its financial markets remained largely stable, thanks to Beijing’s efforts to curb excess speculation by investors. The leading economies of Europe, Asia and Latin America contributed to global growth.

Expanding investment, employment and trade led the Organization for Economic Development and Cooperation to forecast global economic growth at 3.5% in 2017 and 3.7% in 2018. Global corporate profits rose 25% in the second quarter of 2017, driven by both revenue growth and margin expansion.

In the U.S., the economic expansion entered its 98th consecutive month in August 2017, the third longest expansion on record and over the course of the twelve month reporting period, the unemployment rate fell to 4.4% from 4.9%. Amid gains in employment and a pickup in price inflation, the U.S. Federal Reserve raised interest rates in December 2016, March 2017 and June 2017, and signaled it would raise rates once more before the end of 2017.

Meanwhile, demand from the improving economies of Europe and Asia and a weakening U.S. dollar, helped drive U.S. corporate profits to their highest levels in 13 years. In the second quarter of 2017, more than an estimated three-fourths of the companies in the Standard & Poor’s 500 Index (the “S&P 500”) reported earnings that surpassed analysts’ consensus estimates, according to Bloomberg News. At the same time, U.S. corporations took advantage of relatively low interest rates and issued more than $1 trillion of new bonds from January through August 2017.

Throughout the twelve month reporting period, equity and bond markets generally provided investors with positive returns. The November 8, 2016 election, which gave the Republican Party control of the White House and Congress, helped to fuel a sustained rally in U.S. equities amid investor expectations for tax cuts, infrastructure spending and regulatory reform. Even as expectations for rapid implementation of those policies faded, U.S. equity prices continued to reach new record highs through August 2017. Notably, financial market volatility held near 10-year lows, spiking only briefly on election night news of Donald Trump’s election victory in November 2016 and again in early August 2017 amid rising military tension between the U.S. and North Korea. For the twelve months ended August 31, 2017, the S&P 500 returned 16.2%, while the MSCI Europe, Australasia and Far East Index returned 18.2% and the MSCI Emerging Markets Index returned 25.0%.

The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors. We believe investors who maintain a properly diversified portfolio and a long term perspective will be best positioned to gain from opportunities presented by the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2017	J.P. MORGAN FUNDS	1

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited)

Reporting Period Return:
Fund (Class I Shares)1,*	5.61%
Bloomberg Barclays 1-10 Year U.S. TIPS Index	1.12%
Consumer Price Index for All Urban Consumers — Seasonally Adjusted	1.93%
JPMorgan Diversified Real Return Composite Benchmark	7.69%

Net Assets as of 8/31/2017	$86,468,544

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Real Return Fund (the “Fund”) seeks to maximize long-term real return.(2)

HOW DID THE MARKET PERFORM?

Global equity and bond markets overall provided investors with positive returns during the reporting period amid a backdrop of low volatility, low interest rates and steady growth in most developed market and emerging market economies.

Within global credit markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds throughout the twelve month reporting period. Emerging market debt also outperformed corporate bonds and U.S. Treasury bonds. Notably, U.S. companies sold new bonds at a record paced in 2017 — more than $1 trillion combined — amid expectations for further interest rate increases by the U.S. Federal Reserve over the course of the year.

U.S. equity prices experienced a sustained rally following the November 8, 2016 election amid investor expectations for increased infrastructure spending and tax cuts under the incoming Trump administration and Republican Party majorities in the U.S. Congress. U.S. equity prices continued to climb, even as progress on those policies appeared to stall. Leading U.S. equity indexes reached multiple record high closings throughout the reporting period. Equities in other developed market and emerging market nations largely outperformed U.S. equities.

While U.S. financial market volatility remained historically low throughout the reporting period, there was a brief spike ahead of the November 2016 election and a sharper spike in early August 2017 amid tension between the U.S. and North Korea.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended August 31, 2017, the Fund’s Class I Shares outperformed the Bloomberg Barclays 1-10 Year U.S. TIPS Index (the “Index”). The Index only tracks Treasury Inflation Protected Securities (“TIPS”), while the Fund is invested in a broad range of assets. The Fund underperformed the JPMorgan Diversified Real Return Composite Benchmark (45% MSCI World Index, 55% Bloomberg Barclays U.S. TIPS 1-10 Year Index) (the “Composite Benchmark”).

During the twelve month reporting period, U.S. interest rates rose overall amid rising inflation and continued economic growth. The Fund’s allocations to equities, particularly global natural resources equities, were leading contributors to performance relative to the Index and the Composite Benchmark, as global economic growth and rising inflation drove investor demand for those asset classes. The Fund’s allocation to real estate investment trusts (REITs) was the largest detractor from performance relative to the Index and the Composite Benchmark. Rising interest rates and weakness in the retail property and residential property segments dragged the sector lower during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund was positioned with the goal of delivering real return. While both growth and inflation expectations rose dramatically during the reporting period, particularly after the U.S. election results in November 2016, the portfolio managers moderated their views over the course of the twelve month period. They continued to believe that there would be upward pressure on interest rates but positioned the Fund for higher inflation in the medium-to-long term rather than in the short term. More importantly, they believed that there was a more synchronized upswing in nominal global growth and in response they increased the Fund’s allocations to equities.

The portfolio managers also preferred credit such as high yield securities over traditional TIPS, given the managers’ expectations that inflation would rise slowly and the allocation to high yield could result in more positive returns. The Fund’s asset allocation at the end of the reporting period included: 30% in equities, including global natural resources sector equities and global infrastructure equities, 14% in TIPS, 14% in other inflation-managed fixed income securities, 12% in REITs, 9% in commodities, 8% in high yield debt, 5% in floating rate securities, 5% in non-agency mortgages and a 3% allocation to cash via money market funds.

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]

The Fund is scheduled to liquidate on or about December 8, 2017. In preparation for the liquidation, the Fund may liquidate its investments in securities and other direct investments and may invest in other J.P. Morgan Funds and exchange-traded funds (ETFs) (collectively “Underlying Funds”) to gain exposure to inflation-sensitive and other asset classes that have exposure to broad equity, fixed income and alternative markets. In addition, the Fund may depart from its stated investment objective and strategies and liquidate any or all of its assets, including any or all of its investments in Underlying Funds as it increases its cash holdings in preparation for its liquidation.

2	J.P. MORGAN FUNDS	AUGUST 31, 2017

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Floating Rate Income Fund, Class R6 Shares	5.2%
2.	JPMorgan High Yield Fund, Class R6 Shares	5.1
3.	iShares TIPS Bond Fund	4.1
4.	U.S. Treasury Inflation Linked Notes, 0.13%, 04/15/2019	1.1
5.	U.S. Treasury Inflation Linked Notes, 0.63%, 01/15/2024	1.1
6.	U.S. Treasury Inflation Linked Notes, 0.13%, 07/15/2026	0.8
7.	U.S. Treasury Inflation Linked Notes, 0.13%, 01/15/2022	0.7
8.	U.S. Treasury Inflation Linked Notes, 0.13%, 04/15/2021	0.7
9.	Renaissance Home Equity Loan Trust, Series 2003-2, Class A, 2.11%, 08/25/2033	0.7
10.	U.S. Treasury Inflation Linked Notes, 0.63%, 07/15/2021	0.7

PORTFOLIO COMPOSITION***
Common Stocks	30.1%
Corporate Bonds	14.4
Exchange-Traded Funds	11.0
U.S. Treasury Obligations	10.8
Investment Companies	10.3
Asset-Backed Securities	3.2
Collateralized Mortgage Obligations	1.8
Others (each less than 1.0%)	0.0	(a)
Short-Term Investments	18.4

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2017. The Fund’s portfolio composition is subject to change.
(a)	Amount rounds to less than 0.05%.

AUGUST 31, 2017	J.P. MORGAN FUNDS	3

JPMorgan Diversified Real Return Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	March 31, 2011
With Sales Charge*		0.64%	0.23%	0.47%
Without Sales Charge		5.36	1.15	1.20
CLASS C SHARES	March 31, 2011
With CDSC**		3.83	0.64	0.69
Without CDSC		4.83	0.64	0.69
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	March 31, 2011	5.61	1.40	1.45
CLASS R2 SHARES	March 31, 2011	5.02	0.88	0.93
CLASS R5 SHARES	March 31, 2011	5.71	1.50	1.55

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/11 — 8/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Diversified Real Return Fund, the Bloomberg Barclays 1-10 Year U.S. TIPS Index, the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted, the Diversified Real Return Composite Benchmark and the Lipper Alternative Global Macro Funds Index from March 31, 2011 to August 31, 2017. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays 1-10 Year U.S. TIPS Index, the Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted and the Diversified Real Return Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund. The performance of the Bloomberg Barclays 1-10 Year U.S. TIPS Index has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Global Macro Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays 1-10 Year U.S. TIPS Index represents the performance of intermediate (1-10 year) U.S. Treasury Inflation Protection Securities. The Consumer Price Index (CPI) for All Urban Consumers-Seasonally Adjusted is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climatic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The Diversified Real Return Composite Benchmark is comprised of the Bloomberg Barclays 1-10 Year U.S. TIPS Index (55%) and the MSCI World Index (45%). The Lipper Alternative Global Macro Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Effective July 29, 2016, the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies. In addition, in preparation for the liquidation of the Fund, the Fund may liquidate its investments in securities and other direct investments and may invest in other J.P. Morgan Funds and exchange-traded funds (ETFs).

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	AUGUST 31, 2017

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 3.1%
113,073	ABFC Trust, Series 2002-OPT1, Class M1, 2.33%, 05/25/2032 (z) (bb)	111,379
20,000	American Airlines Pass-Through Trust, Series 2017-2, Class AA, 3.35%, 10/15/2029	20,210
143,814	Chase Funding Loan Acquisition Trust, Series 2004-OPT1, Class M2, 2.73%, 06/25/2034 (z) (bb)	142,267
	Fremont Home Loan Trust,
203,734	Series 2004-2, Class M6, 3.26%, 07/25/2034 (z) (bb)	191,890
495,872	Series 2004-B, Class M1, 2.10%, 05/25/2034 (z) (bb)	473,231
413,663	GSAMP Trust, Series 2003-HE1, Class M1, 2.48%, 06/20/2033 (z) (bb)	413,793
437,287	RAMP Trust, Series 2003-RS10, Class MII1, 2.21%, 11/25/2033 (z) (bb)	426,407
	Renaissance Home Equity Loan Trust,
598,466	Series 2003-2, Class A, 2.11%, 08/25/2033 (z) (bb)	560,056
222,300	Series 2003-3, Class M1, 1.96%, 12/25/2033 (z)	216,851
163,047	Structured Asset Securities Corp. Trust, Series 2005-AR1, Class M1, 1.66%, 09/25/2035 (z) (bb)	162,607

	Total Asset-Backed Securities (Cost $2,633,933)	2,718,691

Collateralized Mortgage Obligations — 1.7%
473,634	Alternative Loan Trust, Series 2006-14CB, Class A1, 6.00%, 06/25/2036	412,944
350,746	CHL Mortgage Pass-Through Trust, Series 2005-31, Class 2A1, 3.15%, 01/25/2036 (z)	322,350
109,084	GSR Mortgage Loan Trust, Series 2004-11, Class 2A2, 3.72%, 09/25/2034 (z)	109,771
235,031	WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 3.21%, 08/25/2033 (z)	237,453
409,839	Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 1A12, 5.75%, 03/25/2036	406,569

	Total Collateralized Mortgage Obligations (Cost $1,485,703)	1,489,087

SHARES
Common Stocks — 29.3%
	Consumer Discretionary — 1.8%
	Automobiles — 0.0% (g)
95	Tesla, Inc. (a)	33,810

SHARES	SECURITY DESCRIPTION	VALUE($)

	Distributors — 0.1%
438	Genuine Parts Co.	36,280
1,337	LKQ Corp. (a)	46,327

		82,607

	Hotels, Restaurants & Leisure — 0.4%
713	Brinker International, Inc.	22,260
731	Hilton Grand Vacations, Inc. (a)	26,499
2,294	Hilton Worldwide Holdings, Inc.	147,573
1,762	La Quinta Holdings, Inc. (a)	27,839
618	Norwegian Cruise Line Holdings Ltd. (a)	36,746
745	Starbucks Corp.	40,871

		301,788

	Household Durables — 0.2%
310	CalAtlantic Group, Inc.	10,772
440	Mohawk Industries, Inc. (a)	111,373
296	Newell Brands, Inc.	14,291
760	Toll Brothers, Inc.	29,610

		166,046

	Internet & Direct Marketing Retail — 0.5%
204	Amazon.com, Inc. (a)	200,043
253	Expedia, Inc.	37,535
278	Netflix, Inc. (a)	48,569
43	Priceline Group, Inc. (The) (a)	79,640
340	Wayfair, Inc., Class A (a)	24,143

		389,930

	Media — 0.3%
774	CBS Corp. (Non-Voting), Class B	49,582
117	Charter Communications, Inc., Class A (a)	46,629
1,688	Clear Channel Outdoor Holdings, Inc., Class A	6,499
1,202	DISH Network Corp., Class A (a)	68,863
1,296	Entercom Communications Corp., Class A	13,349
515	Nexstar Media Group, Inc., Class A	31,003
482	Sinclair Broadcast Group, Inc., Class A	14,581
265	Time Warner, Inc.	26,791

		257,297

	Multiline Retail — 0.1%
980	Kohl’s Corp.	38,984
212	Nordstrom, Inc.	9,460

		48,444

	Specialty Retail — 0.2%
74	AutoZone, Inc. (a)	39,104
646	Bed Bath & Beyond, Inc.	17,823
414	Best Buy Co., Inc.	22,464

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	5

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Specialty Retail — continued
682	Gap, Inc. (The)	16,109
230	Home Depot, Inc. (The)	34,470
365	Murphy USA, Inc. (a)	23,528
331	Tiffany & Co.	30,253
83	Ulta Beauty, Inc. (a)	18,344

		202,095

	Textiles, Apparel & Luxury Goods — 0.0% (g)
504	Columbia Sportswear Co.	28,874

	Total Consumer Discretionary	1,510,891

	Consumer Staples — 0.8%
	Beverages — 0.1%
71	Boston Beer Co., Inc. (The), Class A (a)	10,579
348	Dr Pepper Snapple Group, Inc.	31,685
380	Molson Coors Brewing Co., Class B	34,105
540	Monster Beverage Corp. (a)	30,143

		106,512

	Food & Staples Retailing — 0.1%
495	CVS Health Corp.	38,283
1,059	Kroger Co. (The)	23,160
309	Walgreens Boots Alliance, Inc.	25,184

		86,627

	Food Products — 0.5%
2,678	Archer-Daniels-Midland Co.	110,655
647	Bunge Ltd.	48,286
63,700	Golden Agri-Resources Ltd., (Singapore)	18,556
339	Ingredion, Inc.	41,975
466	Post Holdings, Inc. (a)	39,670
329	TreeHouse Foods, Inc. (a)	22,040
35,700	Wilmar International Ltd., (Singapore)	87,579

		368,761

	Household Products — 0.1%
208	Energizer Holdings, Inc.	9,183
557	Procter & Gamble Co. (The)	51,395

		60,578

	Personal Products — 0.0% (g)
1,324	Coty, Inc., Class A	21,952

	Total Consumer Staples	644,430

	Energy — 4.1%
	Energy Equipment & Services — 0.1%
421	Baker Hughes a GE Co.	14,272
831	Halliburton Co.	32,384
1,371	Schlumberger Ltd.	87,072

		133,728

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.0%
531	AltaGas Ltd., (Canada)	11,775
547	Anadarko Petroleum Corp.	22,389
793	Apache Corp.	30,800
41,997	BP plc, (United Kingdom)	242,590
2,471	Canadian Natural Resources Ltd., (Canada)	76,124
735	Cheniere Energy, Inc. (a)	31,451
1,843	Chevron Corp.	198,344
35,000	CNOOC Ltd., (China)	42,246
325	Concho Resources, Inc. (a)	36,065
2,013	ConocoPhillips	87,888
520	Devon Energy Corp.	16,328
578	Ecopetrol SA, (Colombia), ADR	5,323
724	Enagas SA, (Spain)	21,357
4,906	Enbridge, Inc., (Canada)	196,149
5,944	Eni SpA, (Italy)	93,357
873	EOG Resources, Inc.	74,196
543	EQT Corp.	33,851
5,146	Exxon Mobil Corp.	392,794
12,927	Gazprom PJSC, (Russia), ADR	51,658
561	Imperial Oil Ltd., (Canada)	16,559
1,173	Inter Pipeline Ltd., (Canada)	21,483
8,087	Kinder Morgan, Inc.	156,322
10,000	Kunlun Energy Co. Ltd., (China)	9,705
937	LUKOIL PJSC, (Russia), ADR	47,180
705	Marathon Petroleum Corp.	36,977
150	Novatek PJSC, (Russia), GDR	15,878
1,142	Occidental Petroleum Corp.	68,177
665	ONEOK, Inc.	36,016
1,100	PBF Energy, Inc., Class A	26,048
1,261	Pembina Pipeline Corp., (Canada)	40,645
3,204	Petroleo Brasileiro SA, (Brazil), ADR (a)	28,772
905	Phillips 66	75,848
165	Pioneer Natural Resources Co.	21,392
2,572	Repsol SA, (Spain)	44,256
2,547	Rosneft Oil Co. PJSC, (Russia), GDR	13,193
9,811	Royal Dutch Shell plc, (Netherlands), Class A	270,380
7,791	Snam SpA, (Italy)	37,959
2,310	Statoil ASA, (Norway)	43,714
3,688	Suncor Energy, Inc., (Canada)	115,565
614	Targa Resources Corp.	27,366
5,386	TOTAL SA, (France)	279,465
2,724	TransCanada Corp., (Canada)	138,321
1,317	Ultrapar Participacoes SA, (Brazil), ADR	30,660
433	Valero Energy Corp.	29,487
997	Veresen, Inc., (Canada)	14,044

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	AUGUST 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
2,637	Williams Cos., Inc. (The)	78,398
1,578	Woodside Petroleum Ltd., (Australia)	36,313

		3,424,808

	Total Energy	3,558,536

	Financials — 2.0%
	Banks — 0.9%
5,579	Bank of America Corp.	133,282
946	Citigroup, Inc.	64,356
1,469	Citizens Financial Group, Inc.	48,668
446	Comerica, Inc.	30,439
854	East West Bancorp, Inc.	47,286
1,179	Fifth Third Bancorp	30,807
596	First Republic Bank	57,842
434	M&T Bank Corp.	64,171
587	PNC Financial Services Group, Inc. (The)	73,616
720	SunTrust Banks, Inc.	39,672
986	US Bancorp	50,533
2,752	Wells Fargo & Co.	140,545

		781,217

	Capital Markets — 0.5%
97	BlackRock, Inc.	40,644
2,873	Charles Schwab Corp. (The)	114,633
773	Invesco Ltd.	25,339
431	Lazard Ltd., Class A	18,486
748	Morgan Stanley	34,034
409	Nasdaq, Inc.	30,830
254	Northern Trust Corp.	22,479
427	S&P Global, Inc.	65,899
779	T Rowe Price Group, Inc.	65,716

		418,060

	Consumer Finance — 0.1%
1,593	Ally Financial, Inc.	36,002
1,245	Capital One Financial Corp.	99,114

		135,116

	Insurance — 0.5%
21	Alleghany Corp. (a)	11,818
1,145	American International Group, Inc.	69,250
363	Athene Holding Ltd., Class A (a)	19,424
305	Chubb Ltd.	43,133
792	CNO Financial Group, Inc.	17,701
37	Fairfax Financial Holdings Ltd., (Canada)	19,129
922	Hartford Financial Services Group, Inc. (The)	49,852
1,765	Loews Corp.	82,214

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — continued
157	Marsh & McLennan Cos., Inc.	12,259
212	Prudential Financial, Inc.	21,641
378	Travelers Cos., Inc. (The)	45,806
589	Unum Group	28,378

		420,605

	Total Financials	1,754,998

	Health Care — 1.3%
	Biotechnology — 0.2%
760	Exact Sciences Corp. (a)	31,836
411	Kite Pharma, Inc. (a)	73,154
126	Sage Therapeutics, Inc. (a)	10,364
346	Spark Therapeutics, Inc. (a)	28,486
329	Vertex Pharmaceuticals, Inc. (a)	52,818

		196,658

	Health Care Equipment & Supplies — 0.0% (g)
36	Intuitive Surgical, Inc. (a)	36,168

	Health Care Providers & Services — 0.5%
1,195	Acadia Healthcare Co., Inc. (a)	56,093
320	Aetna, Inc.	50,464
122	Cigna Corp.	22,211
443	HCA Healthcare, Inc. (a)	34,847
205	Humana, Inc.	52,812
512	Teladoc, Inc. (a)	17,178
1,090	UnitedHealth Group, Inc.	216,801

		450,406

	Health Care Technology — 0.1%
1,185	Evolent Health, Inc., Class A (a)	19,789
459	Veeva Systems, Inc., Class A (a)	27,311

		47,100

	Life Sciences Tools & Services — 0.1%
219	Illumina, Inc. (a)	44,777
356	VWR Corp. (a)	11,755

		56,532

	Pharmaceuticals — 0.4%
144	Allergan plc	33,045
277	Jazz Pharmaceuticals plc (a)	41,373
620	Johnson & Johnson	82,069
1,112	Merck & Co., Inc.	71,012
3,348	Pfizer, Inc.	113,564
645	Revance Therapeutics, Inc. (a)	15,835
3,145	TherapeuticsMD, Inc. (a)	18,870

		375,768

	Total Health Care	1,162,632

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	7

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Industrials — 3.3%
	Aerospace & Defense — 0.1%
416	United Technologies Corp.	49,803

	Airlines — 0.2%
2,422	Delta Air Lines, Inc.	114,294
841	Southwest Airlines Co.	43,850

		158,144

	Building Products — 0.1%
726	Fortune Brands Home & Security, Inc.	45,397
324	Lennox International, Inc.	53,696

		99,093

	Commercial Services & Supplies — 0.2%
759	Copart, Inc. (a)	24,812
1,983	Waste Connections, Inc., (Canada)	132,246

		157,058

	Construction & Engineering — 0.0% (g)
607	OCI NV, (Netherlands) (a)	11,532

	Electrical Equipment — 0.0% (g)
169	Acuity Brands, Inc.	29,877

	Industrial Conglomerates — 0.1%
446	Carlisle Cos., Inc.	42,232
405	Honeywell International, Inc.	55,999

		98,231

	Machinery — 0.3%
938	CNH Industrial NV, (United Kingdom)	10,655
416	Dover Corp.	35,310
218	Illinois Tool Works, Inc.	29,977
243	John Bean Technologies Corp.	21,554
190	Middleby Corp. (The) (a)	23,123
487	Oshkosh Corp.	36,331
444	Stanley Black & Decker, Inc.	63,936
347	WABCO Holdings, Inc. (a)	49,836

		270,722

	Professional Services — 0.0% (g)
255	Equifax, Inc.	36,330

	Road & Rail — 0.1%
369	Old Dominion Freight Line, Inc.	36,863

	Transportation Infrastructure — 2.2%
8,383	Abertis Infraestructuras SA, (Spain)	169,665
1,061	Aena SA, (Spain) (e)	207,539
470	Aeroports de Paris, (France)	83,818
6,836	Atlantia SpA, (Italy)	220,110

SHARES	SECURITY DESCRIPTION	VALUE($)

	Transportation Infrastructure — continued
13,336	Auckland International Airport Ltd., (New Zealand)	65,119
12,921	BBA Aviation plc, (United Kingdom)	50,431
20,000	Beijing Capital International Airport Co. Ltd., (China), Class H	32,416
12,000	China Merchants Port Holdings Co. Ltd., (China)	39,313
24,000	COSCO SHIPPING Ports Ltd., (China)	28,412
3,740	Enav SpA, (Italy) (e)	16,569
273	Flughafen Zurich AG (Registered), (Switzerland)	66,928
542	Fraport AG Frankfurt Airport Services Worldwide, (Germany)	53,533
7,905	Groupe Eurotunnel SE (Registered), (France)	94,251
520	Grupo Aeroportuario del Centro Norte SAB de CV, (Mexico), ADR	25,152
536	Grupo Aeroportuario del Pacifico SAB de CV, (Mexico), ADR	59,255
288	Grupo Aeroportuario del Sureste SAB de CV, (Mexico), ADR	58,654
354	Hamburger Hafen und Logistik AG, (Germany)	11,281
14,500	Hopewell Highway Infrastructure Ltd., (Hong Kong)	8,900
75,300	Hutchison Port Holdings Trust, (Hong Kong), Class U	34,186
18,000	Jiangsu Expressway Co. Ltd., (China), Class H	27,632
7,404	Macquarie Atlas Roads Group, (Australia)	33,482
1,088	Macquarie Infrastructure Corp.	81,034
17,596	Qube Holdings Ltd., (Australia)	35,303
10,000	Shenzhen Expressway Co. Ltd., (China), Class H	9,774
13,000	Shenzhen International Holdings Ltd., (China)	23,890
988	Societa Iniziative Autostradali e Servizi SpA, (Italy)	14,769
15,946	Sydney Airport, (Australia)	93,925
23,288	Transurban Group, (Australia)	225,751
793	Westshore Terminals Investment Corp., (Canada)	16,035
22,000	Zhejiang Expressway Co. Ltd., (China), Class H	27,537

		1,914,664

	Total Industrials	2,862,317

	Information Technology — 2.8%
	Communications Equipment — 0.2%
251	Arista Networks, Inc. (a)	44,213
1,843	Cisco Systems, Inc.	59,363
781	CommScope Holding Co., Inc. (a)	25,820
188	Palo Alto Networks, Inc. (a)	24,946

		154,342

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	AUGUST 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 0.2%
734	Amphenol Corp., Class A	59,410
382	Arrow Electronics, Inc. (a)	30,342
1,678	Corning, Inc.	48,259

		138,011

	Internet Software & Services — 0.6%
320	Alphabet, Inc., Class C (a)	300,586
1,188	Facebook, Inc., Class A (a)	204,300
1,005	GoDaddy, Inc., Class A (a)	45,044

		549,930

	IT Services — 0.5%
622	Global Payments, Inc.	59,395
648	Mastercard, Inc., Class A	86,378
1,347	PayPal Holdings, Inc. (a)	83,083
881	Vantiv, Inc., Class A (a)	62,278
889	Visa, Inc., Class A	92,029

		383,163

	Semiconductors & Semiconductor Equipment — 0.4%
916	Applied Materials, Inc.	41,330
246	Broadcom Ltd.	62,009
632	Cavium, Inc. (a)	40,012
161	KLA-Tencor Corp.	15,084
197	Lam Research Corp.	32,698
408	NVIDIA Corp.	69,132
366	QUALCOMM, Inc.	19,131
700	Texas Instruments, Inc.	57,974

		337,370

	Software — 0.6%
381	Adobe Systems, Inc. (a)	59,116
796	Electronic Arts, Inc. (a)	96,714
373	Guidewire Software, Inc. (a)	28,240
2,308	Microsoft Corp.	172,569
620	salesforce.com, Inc. (a)	59,204
392	ServiceNow, Inc. (a)	45,547
1,093	Snap, Inc., Class A (a)	15,859
647	Splunk, Inc. (a)	43,407
358	Take-Two Interactive Software, Inc. (a)	35,009

		555,665

	Technology Hardware, Storage & Peripherals — 0.3%
1,568	Apple, Inc.	257,152
1,677	Hewlett Packard Enterprise Co.	30,287

		287,439

	Total Information Technology	2,405,920

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 5.5%
	Chemicals — 0.9%
313	AdvanSix, Inc. (a)	9,994
1,358	Agrium, Inc., (Canada)	133,196
1,125	CF Industries Holdings, Inc.	32,614
631	FMC Corp.	54,405
4,818	Israel Chemicals Ltd., (Israel)	20,817
1,815	K+S AG (Registered), (Germany)	43,287
2,076	Monsanto Co.	243,307
1,680	Mosaic Co. (The)	33,566
8,129	Potash Corp. of Saskatchewan, Inc., (Canada)	141,456
1,680	Yara International ASA, (Norway)	68,741

		781,383

	Construction Materials — 0.2%
455	Eagle Materials, Inc.	44,249
182	Martin Marietta Materials, Inc.	38,582
282	Vulcan Materials Co.	34,195

		117,026

	Containers & Packaging — 0.7%
10,934	Amcor Ltd., (Australia)	140,439
426	Avery Dennison Corp.	40,155
1,382	Ball Corp.	55,266
1,841	Graphic Packaging Holding Co.	24,025
1,922	International Paper Co.	103,538
444	Packaging Corp. of America	49,910
909	Sealed Air Corp.	40,342
2,295	Smurfit Kappa Group plc, (Ireland)	69,982
1,961	WestRock Co.	111,601

		635,258

	Metals & Mining — 3.2%
845	Alcoa Corp. (a)	37,079
8,194	Anglo American plc, (United Kingdom)	149,151
2,267	Antofagasta plc, (Chile)	30,392
3,765	ArcelorMittal, (Luxembourg) (a)	100,316
6,625	Barrick Gold Corp., (Canada)	119,184
18,199	BHP Billiton Ltd., (Australia)	396,177
1,017	Franco-Nevada Corp., (Canada)	83,201
7,786	Freeport-McMoRan, Inc. (a)	115,077
1,018	Fresnillo plc, (Mexico)	21,290
69,184	Glencore plc, (Switzerland) (a)	322,429
4,892	Goldcorp, Inc., (Canada)	67,225
3,100	JFE Holdings, Inc., (Japan)	61,128
72	Korea Zinc Co. Ltd., (South Korea)	32,969
3,883	MMC Norilsk Nickel PJSC, (Russia), ADR	65,119

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	9

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Metals & Mining — continued
4,396	Newcrest Mining Ltd., (Australia)	80,578
3,080	Newmont Mining Corp.	118,087
5,000	Nippon Steel & Sumitomo Metal Corp., (Japan)	119,368
7,864	Norsk Hydro ASA, (Norway)	56,779
475	Novolipetsk Steel PJSC, (Russia), GDR	11,294
1,851	Nucor Corp.	102,009
461	POSCO, (South Korea)	140,117
2,399	Rio Tinto Ltd., (United Kingdom)	130,062
979	Severstal PJSC, (Russia), GDR	15,500
30,257	South32 Ltd., (Australia)	70,798
983	Southern Copper Corp., (Peru)	40,008
4,000	Sumitomo Metal Mining Co. Ltd., (Japan)	68,969
2,468	thyssenkrupp AG, (Germany)	74,135
7,320	Vale SA, (Brazil), ADR (a)	81,032
635	voestalpine AG, (Austria)	32,953
2,504	Wheaton Precious Metals Corp., (Canada)	52,015

		2,794,441

	Paper & Forest Products — 0.5%
2,196	Fibria Celulose SA, (Brazil), ADR	28,899
822	KapStone Paper and Packaging Corp.	18,388
3,561	Mondi plc, (South Africa)	97,304
9,000	Oji Holdings Corp., (Japan)	47,247
5,484	Stora Enso OYJ, (Finland), Class R	72,084
5,127	UPM-Kymmene OYJ, (Finland)	133,460

		397,382

	Total Materials	4,725,490

	Real Estate — 5.4%
	Equity Real Estate Investment Trusts (REITs) — 5.3%
600	Acadia Realty Trust	17,214
940	Alexandria Real Estate Equities, Inc.	114,031
1,503	American Homes 4 Rent, Class A	33,306
1,450	AvalonBay Communities, Inc.	272,209
1,060	Boston Properties, Inc.	127,836
4,200	Brandywine Realty Trust	72,156
1,720	Brixmor Property Group, Inc.	32,198
1,280	Camden Property Trust	114,534
2,460	Corporate Office Properties Trust	82,066
2,300	CubeSmart	56,695
1,240	CyrusOne, Inc.	78,157
1,520	Digital Realty Trust, Inc.	179,877
770	Duke Realty Corp.	22,884
299	EastGroup Properties, Inc.	26,569
630	Equinix, Inc.	295,098
1,420	Equity LifeStyle Properties, Inc.	126,593

SHARES	SECURITY DESCRIPTION	VALUE($)

	Equity Real Estate Investment Trusts (REITs) — continued
2,250	Equity Residential	151,088
450	Essex Property Trust, Inc.	119,687
830	Federal Realty Investment Trust	105,352
744	GGP, Inc.	15,438
3,040	Gramercy Property Trust	92,598
6,430	HCP, Inc.	191,678
2,900	Healthcare Trust of America, Inc., Class A	90,103
1,620	Highwoods Properties, Inc.	84,613
2,910	Host Hotels & Resorts, Inc.	52,729
1,210	Hudson Pacific Properties, Inc.	39,930
2,600	Invitation Homes, Inc.	60,164
660	JBG SMITH Properties (a)	21,602
5,174	Kimco Realty Corp.	101,514
1,230	Liberty Property Trust	52,398
1,680	MGM Growth Properties LLC, Class A	51,408
264	Mid-America Apartment Communities, Inc.	28,105
1,460	National Health Investors, Inc.	117,063
1,135	Outfront Media, Inc.	24,970
1,564	Park Hotels & Resorts, Inc.	41,743
3,800	Prologis, Inc.	240,768
1,165	Public Storage	239,221
1,262	Quality Care Properties, Inc. (a)	17,315
1,992	Rayonier, Inc.	57,788
1,580	Realty Income Corp.	90,945
1,308	Regency Centers Corp.	84,131
2,060	RLJ Lodging Trust	41,571
410	SBA Communications Corp. (a)	62,956
1,680	Simon Property Group, Inc.	263,508
310	SL Green Realty Corp.	29,878
3,930	Sunstone Hotel Investors, Inc.	62,094
1,350	Ventas, Inc.	92,394
600	Vornado Realty Trust	44,694
4,845	Weyerhaeuser Co.	157,995

		4,578,864

	Real Estate Management & Development — 0.1%
2,702	CBRE Group, Inc., Class A (a)	97,488
210	St Joe Co. (The) (a)	3,958

		101,446

	Total Real Estate	4,680,310

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
775	Verizon Communications, Inc.	37,177

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	AUGUST 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Utilities — 2.3%
	Electric Utilities — 1.6%
1,727	American Electric Power Co., Inc.	127,159
4,000	CLP Holdings Ltd., (Hong Kong)	42,260
646	CPFL Energia SA, (Brazil), ADR	11,079
1,711	Duke Energy Corp.	149,370
1,131	Edison International	90,684
1,132	Enel Americas SA, (Chile), ADR	12,158
15,585	Enel SpA, (Italy)	94,420
1,114	Eversource Energy	70,182
1,882	Exelon Corp.	71,271
907	FirstEnergy Corp.	29,550
12,315	Iberdrola SA, (Spain)	100,763
1,336	NextEra Energy, Inc.	201,081
1,024	PG&E Corp.	72,069
1,384	PPL Corp.	54,308
1,983	Southern Co. (The)	95,700
2,031	SSE plc, (United Kingdom)	37,432
2,126	Xcel Energy, Inc.	105,237

		1,364,723

	Gas Utilities — 0.0% (g)
15,500	Hong Kong & China Gas Co. Ltd., (Hong Kong)	29,347

	Multi-Utilities — 0.7%
11,161	Centrica plc, (United Kingdom)	28,847
610	Consolidated Edison, Inc.	51,405
1,259	Dominion Energy, Inc.	99,171
365	DTE Energy Co.	40,997
4,462	E.ON SE, (Germany)	50,499
3,286	Engie SA, (France)	54,870
7,325	National Grid plc, (United Kingdom)	92,323
1,016	Public Service Enterprise Group, Inc.	47,590
624	Sempra Energy	73,588
641	WEC Energy Group, Inc.	41,806

		581,096

	Water Utilities — 0.0% (g)
358	American Water Works Co., Inc.	28,962
6,000	Guangdong Investment Ltd., (China)	8,874

		37,836

	Total Utilities	2,013,002

	Total Common Stocks (Cost $22,360,849)	25,355,703

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — 14.0%
	Consumer Discretionary — 0.8%
	Automobiles — 0.3%
150,000	Daimler Finance North America LLC, (Germany), 1.88%, 01/11/2018 (e)	150,156
35,000	Ford Motor Co., 4.35%, 12/08/2026	36,260
45,000	General Motors Co., 5.00%, 04/01/2035	45,287

		231,703

	Hotels, Restaurants & Leisure — 0.0% (g)
15,000	Darden Restaurants, Inc., 3.85%, 05/01/2027	15,568
4,000	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	4,010

		19,578

	Household Durables — 0.0% (g)
4,000	M/I Homes, Inc., 5.63%, 08/01/2025 (e)	4,060
19,000	New Home Co., Inc. (The), 7.25%, 04/01/2022 (e)	19,665

		23,725

	Internet & Direct Marketing Retail — 0.1%
	Amazon.com, Inc.,
20,000	2.80%, 08/22/2024 (e)	20,250
30,000	3.15%, 08/22/2027 (e)	30,541

		50,791

	Media — 0.3%
	21st Century Fox America, Inc.,
30,000	3.38%, 11/15/2026	30,395
30,000	3.70%, 10/15/2025	31,300
15,000	CBS Corp., 3.38%, 02/15/2028	14,773
	Charter Communications Operating LLC,
10,000	3.75%, 02/15/2028 (e)	9,734
30,000	4.91%, 07/23/2025	32,139
	Comcast Corp.,
60,000	3.15%, 03/01/2026	60,655
30,000	3.15%, 02/15/2028	29,993
	Cox Communications, Inc.,
20,000	3.15%, 08/15/2024 (e)	19,994
10,000	3.50%, 08/15/2027 (e)	9,900
65,000	iHeartCommunications, Inc., 9.00%, 12/15/2019	51,675
5,000	Univision Communications, Inc., 5.13%, 02/15/2025 (e)	5,025
10,000	Viacom, Inc., 3.45%, 10/04/2026	9,644

		305,227

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	11

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Specialty Retail — 0.1%
45,000	Home Depot, Inc. (The), 2.13%, 09/15/2026	42,617
30,000	Lowe’s Cos., Inc., 3.10%, 05/03/2027	30,263

		72,880

	Total Consumer Discretionary	703,904

	Consumer Staples — 0.9%
	Beverages — 0.2%
180,000	Anheuser-Busch InBev Finance, Inc., (Belgium), 3.65%, 02/01/2026	187,526
15,000	Constellation Brands, Inc., 2.70%, 05/09/2022	15,131

		202,657

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
65,000	2.80%, 07/20/2020	66,396
35,000	3.88%, 07/20/2025	36,762
45,000	Kroger Co. (The), 2.65%, 10/15/2026	41,880

		145,038

	Food Products — 0.1%
65,000	Kraft Heinz Foods Co., 3.00%, 06/01/2026	62,612
	McCormick & Co., Inc.,
5,000	2.70%, 08/15/2022	5,040
20,000	3.15%, 08/15/2024	20,364

		88,016

	Tobacco — 0.4%
80,000	Altria Group, Inc., 2.85%, 08/09/2022	81,883
	BAT Capital Corp., (United Kingdom),
45,000	2.30%, 08/14/2020 (e)	45,172
25,000	2.76%, 08/15/2022 (e)	25,140
35,000	3.56%, 08/15/2027 (e)	35,499
12,000	BAT International Finance plc, (United Kingdom), 3.95%, 06/15/2025 (e)	12,578
	Philip Morris International, Inc.,
95,000	2.13%, 05/10/2023	93,110
15,000	3.13%, 08/17/2027	15,092
35,000	Reynolds American, Inc., (United Kingdom), 4.45%, 06/12/2025	37,826

		346,300

	Total Consumer Staples	782,011

	Energy — 0.8%
	Energy Equipment & Services — 0.0% (g)
35,000	Schlumberger Holdings Corp., 4.00%, 12/21/2025 (e)	37,044

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.8%
10,000	Anadarko Petroleum Corp., 3.45%, 07/15/2024	9,926
	Boardwalk Pipelines LP,
10,000	4.45%, 07/15/2027	10,270
10,000	5.95%, 06/01/2026	11,237
	BP Capital Markets plc, (United Kingdom),
35,000	3.02%, 01/16/2027	34,878
15,000	3.54%, 11/04/2024	15,628
30,000	3.59%, 04/14/2027	31,080
35,000	Buckeye Partners LP, 3.95%, 12/01/2026	34,804
40,000	Cenovus Energy, Inc., (Canada), 4.25%, 04/15/2027 (e)	38,611
30,000	Chevron Corp., 2.90%, 03/03/2024	30,757
40,000	Columbia Pipeline Group, Inc., 4.50%, 06/01/2025	42,961
	Enbridge, Inc., (Canada),
10,000	2.90%, 07/15/2022	10,065
40,000	3.70%, 07/15/2027	40,337
	Enterprise Products Operating LLC,
55,000	3.95%, 02/15/2027	57,493
20,000	Series D, (USD 3 Month LIBOR + 2.99%), 4.87%, 08/16/2077 (aa)	20,014
10,000	Series E, (USD 3 Month LIBOR + 3.03%), 5.25%, 08/16/2077 (aa)	9,987
35,000	Hess Corp., 4.30%, 04/01/2027	34,319
	MPLX LP,
15,000	4.13%, 03/01/2027	15,202
25,000	4.88%, 12/01/2024	26,917
40,000	ONEOK Partners LP, 4.90%, 03/15/2025	43,371
25,000	Phillips 66, 4.30%, 04/01/2022	26,886
40,000	Phillips 66 Partners LP, 3.55%, 10/01/2026	39,532
60,000	Sunoco Logistics Partners Operations LP, 4.25%, 04/01/2024	61,948
15,000	Transcanada Trust, (Canada), (USD 3 Month LIBOR + 3.21%), 5.30%, 03/15/2077 (aa)	15,453
20,000	Western Gas Partners LP, 4.65%, 07/01/2026	20,799

		682,475

	Total Energy	719,519

	Financials — 6.9%
	Banks — 3.8%
200,000	ABN AMRO Bank NV, (Netherlands), 2.10%, 01/18/2019 (e)	200,968
	Bank of America Corp.,
50,000	2.00%, 01/11/2018	50,072
5,000	2.50%, 10/21/2022	4,965

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Banks — continued
55,000	(USD 3 Month LIBOR + 0.93%), 2.82%, 07/21/2023 (aa)	55,107
25,000	(USD 3 Month LIBOR + 1.16%), 3.12%, 01/20/2023 (aa)	25,534
150,000	(USD 3 Month LIBOR + 1.58%), 3.82%, 01/20/2028 (aa)	154,690
65,000	Series L, 3.95%, 04/21/2025	67,124
175,000	Bank of Montreal, (Canada), 2.38%, 01/25/2019	176,547
	Bank of Nova Scotia (The), (Canada),
100,000	1.65%, 06/14/2019	99,955
90,000	2.45%, 03/22/2021	91,127
200,000	Barclays plc, (United Kingdom), 2.00%, 03/16/2018	200,200
250,000	Capital One NA, 1.65%, 02/05/2018	249,934
	Citigroup, Inc.,
100,000	1.75%, 05/01/2018	100,064
95,000	1.80%, 02/05/2018	95,061
115,000	(USD 3 Month LIBOR + 0.95%), 2.88%, 07/24/2023 (aa)	115,665
85,000	(USD 3 Month LIBOR + 1.56%), 3.89%, 01/10/2028 (aa)	87,881
20,000	4.45%, 09/29/2027	21,146
45,000	4.60%, 03/09/2026	48,025
60,000	Commonwealth Bank of Australia, (Australia), 2.25%, 03/10/2020 (e)	60,426
250,000	Discover Bank, 2.00%, 02/21/2018	250,388
200,000	HSBC Bank plc, (United Kingdom), 1.50%, 05/15/2018 (e)	199,886
35,000	Mitsubishi UFJ Financial Group, Inc., (Japan), 2.67%, 07/25/2022	35,226
250,000	PNC Bank NA, 2.20%, 01/28/2019	251,667
20,000	Regions Financial Corp., 2.75%, 08/14/2022	20,113
25,000	SunTrust Banks, Inc., Series G, (USD 3 Month LIBOR + 3.10%), 5.05%, 06/15/2022 (x) (y) (aa)	25,398
110,000	Toronto-Dominion Bank (The), (Canada), 2.13%, 04/07/2021	110,404
85,000	Wells Fargo & Co., 2.63%, 07/22/2022	85,512
250,000	Wells Fargo Bank NA, 2.15%, 12/06/2019	251,868
	Westpac Banking Corp., (Australia),
55,000	2.15%, 03/06/2020	55,431
15,000	2.50%, 06/28/2022	15,069
65,000	2.60%, 11/23/2020	66,134
15,000	(5-Year Swap Rate + 2.24%), 4.32%, 11/23/2031 (aa)	15,584

		3,287,171

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — 1.8%
	Bank of New York Mellon Corp. (The),
75,000	(USD 3 Month LIBOR + 0.63%), 2.66%, 05/16/2023 (aa)	75,771
15,000	Series D, (USD 3 Month LIBOR + 2.46%), 4.50%, 06/20/2023 (x) (y) (aa)	14,850
250,000	Credit Suisse AG, (Switzerland), 1.75%, 01/29/2018	250,153
	Goldman Sachs Group, Inc. (The),
115,000	2.35%, 11/15/2021	114,424
200,000	2.38%, 01/22/2018	200,577
155,000	(USD 3 Month LIBOR + 1.05%), 2.91%, 06/05/2023 (aa)	155,683
85,000	3.85%, 01/26/2027	87,564
	Morgan Stanley,
105,000	2.38%, 07/23/2019	105,810
60,000	2.63%, 11/17/2021	60,480
202,000	2.65%, 01/27/2020	205,190
115,000	2.75%, 05/19/2022	115,987
20,000	(USD 3 Month LIBOR + 1.34%), 3.59%, 07/22/2028 (aa)	20,243
35,000	3.88%, 01/27/2026	36,587
25,000	Northern Trust Corp., (USD 3 Month LIBOR + 1.13%), 3.38%, 05/08/2032 (aa)	25,355
55,000	State Street Corp., (USD 3 Month LIBOR + 0.64%), 2.65%, 05/15/2023 (aa)	55,737

		1,524,411

	Consumer Finance — 0.8%
150,000	AerCap Ireland Capital DAC, (Netherlands), 3.95%, 02/01/2022	156,472
60,000	American Express Co., 2.50%, 08/01/2022	60,284
25,000	American Express Credit Corp., 1.88%, 05/03/2019	25,074
85,000	Capital One Financial Corp., 3.05%, 03/09/2022	86,420
	General Motors Financial Co., Inc.,
185,000	2.40%, 04/10/2018	185,681
35,000	3.95%, 04/13/2024	35,836
10,000	4.35%, 01/17/2027	10,286
100,000	HSBC USA, Inc., 2.75%, 08/07/2020	102,147
45,000	Synchrony Financial, 3.70%, 08/04/2026	44,485

		706,685

	Diversified Financial Services — 0.2%
40,000	Berkshire Hathaway, Inc., 3.13%, 03/15/2026	40,950
5,000	CSTN Merger Sub, Inc., 6.75%, 08/15/2024 (e)	4,919

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	13

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Diversified Financial Services — continued
35,000	National Rural Utilities Cooperative Finance Corp., 2.95%, 02/07/2024	35,712
10,000	Shell International Finance BV, (Netherlands), 4.13%, 05/11/2035	10,664
30,000	Voya Financial, Inc., 3.13%, 07/15/2024	29,924

		122,169

	Insurance — 0.3%
	American International Group, Inc.,
55,000	3.30%, 03/01/2021	56,922
45,000	3.90%, 04/01/2026	47,024
30,000	Manulife Financial Corp., (Canada), (5-Year Swap Rate + 1.65%), 4.06%, 02/24/2032 (aa)	30,560
150,000	Metropolitan Life Global Funding I, 2.50%, 12/03/2020 (e)	152,088

		286,594

	Total Financials	5,927,030

	Health Care — 0.9%
	Biotechnology — 0.2%
70,000	AbbVie, Inc., 3.20%, 05/14/2026	69,946
25,000	Amgen, Inc., 2.65%, 05/11/2022	25,221
40,000	Baxalta, Inc., 4.00%, 06/23/2025	42,145
55,000	Gilead Sciences, Inc., 2.95%, 03/01/2027	54,759

		192,071

	Health Care Equipment & Supplies — 0.1%
	Abbott Laboratories,
20,000	2.90%, 11/30/2021	20,346
20,000	3.75%, 11/30/2026	20,707
25,000	Becton Dickinson and Co., 3.36%, 06/06/2024	25,306
50,000	Medtronic Global Holdings SCA, 3.35%, 04/01/2027	51,686

		118,045

	Health Care Providers & Services — 0.1%
55,000	Anthem, Inc., 3.50%, 08/15/2024	57,260
15,000	Express Scripts Holding Co., 3.40%, 03/01/2027	14,910
	Laboratory Corp. of America Holdings,
10,000	3.25%, 09/01/2024	10,129
10,000	3.60%, 09/01/2027	10,183

		92,482

	Life Sciences Tools & Services — 0.1%
	Thermo Fisher Scientific, Inc.,
40,000	2.95%, 09/19/2026	39,547
10,000	3.20%, 08/15/2027	10,015

		49,562

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 0.4%
	Allergan Funding SCS,
100,000	2.35%, 03/12/2018	100,325
25,000	3.80%, 03/15/2025	26,142
24,000	Mylan NV, 3.95%, 06/15/2026	24,450
15,000	Mylan, Inc., 3.13%, 01/15/2023 (e)	14,956
30,000	Shire Acquisitions Investments Ireland DAC, 3.20%, 09/23/2026	29,525
20,000	Teva Pharmaceutical Finance Co. BV, (Israel), Series 2, 3.65%, 11/10/2021	19,814
	Teva Pharmaceutical Finance Netherlands III BV, (Israel),
50,000	2.20%, 07/21/2021	47,511
55,000	3.15%, 10/01/2026	50,378

		313,101

	Total Health Care	765,261

	Industrials — 0.7%
	Aerospace & Defense — 0.3%
30,000	Arconic, Inc., 5.90%, 02/01/2027	32,700
10,000	L3 Technologies, Inc., 3.85%, 12/15/2026	10,446
	Lockheed Martin Corp.,
50,000	2.90%, 03/01/2025	50,454
35,000	3.55%, 01/15/2026	36,554
	Rockwell Collins, Inc.,
35,000	2.80%, 03/15/2022	35,644
35,000	3.20%, 03/15/2024	35,621
	United Technologies Corp.,
50,000	1.95%, 11/01/2021	49,534
10,000	3.13%, 05/04/2027	10,082

		261,035

	Building Products — 0.0% (g)
10,000	Masco Corp., 3.50%, 11/15/2027	10,033

	Industrial Conglomerates — 0.1%
25,000	General Electric Co., Series D, (USD 3 Month LIBOR + 3.33%), 5.00%, 01/21/2021 (x) (y) (aa)	26,406
	Roper Technologies, Inc.,
10,000	2.80%, 12/15/2021	10,133
5,000	3.80%, 12/15/2026	5,209

		41,748

	Machinery — 0.0% (g)
5,000	Parker-Hannifin Corp., 3.25%, 03/01/2027 (e)	5,096

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Road & Rail — 0.1%
70,000	Burlington Northern Santa Fe LLC, 3.40%, 09/01/2024	73,563
15,000	Union Pacific Corp., 3.00%, 04/15/2027	15,228

		88,791

	Trading Companies & Distributors — 0.2%
	Air Lease Corp.,
20,000	2.63%, 07/01/2022	19,976
45,000	3.00%, 09/15/2023	45,012
45,000	Aviation Capital Group Corp., 2.88%, 01/20/2022 (e)	45,322
100,000	International Lease Finance Corp., 3.88%, 04/15/2018	101,129

		211,439

	Total Industrials	618,142

	Information Technology — 1.3%
	Communications Equipment — 0.3%
135,000	Cisco Systems, Inc., 2.20%, 02/28/2021	136,440
	Harris Corp.,
50,000	2.00%, 04/27/2018	50,076
50,000	3.83%, 04/27/2025	52,475

		238,991

	Semiconductors & Semiconductor Equipment — 0.3%
	Analog Devices, Inc.,
40,000	2.50%, 12/05/2021	40,298
15,000	3.50%, 12/05/2026	15,404
50,000	Broadcom Corp., 3.63%, 01/15/2024 (e)	51,512
	Intel Corp.,
17,000	2.88%, 05/11/2024	17,323
65,000	3.15%, 05/11/2027	66,345
	QUALCOMM, Inc.,
39,000	1.85%, 05/20/2019	39,168
55,000	2.90%, 05/20/2024	55,681

		285,731

	Software — 0.4%
	Microsoft Corp.,
110,000	2.40%, 08/08/2026	107,080
10,000	3.50%, 02/12/2035	10,233
	Oracle Corp.,
45,000	2.50%, 05/15/2022	45,682
100,000	2.65%, 07/15/2026	98,289
25,000	VMware, Inc., 2.95%, 08/21/2022	25,064

		286,348

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 0.3%
	Apple, Inc.,
90,000	2.85%, 05/11/2024	91,642
45,000	3.20%, 05/11/2027	46,017
35,000	3.35%, 02/09/2027	36,254
80,000	Dell International LLC, 6.02%, 06/15/2026 (e)	89,306

		263,219

	Total Information Technology	1,074,289

	Materials — 0.1%
	Chemicals — 0.1%
35,000	CF Industries, Inc., 4.50%, 12/01/2026 (e)	36,424
15,000	LYB International Finance II BV, 3.50%, 03/02/2027	15,043
20,000	Sherwin-Williams Co. (The), 2.75%, 06/01/2022	20,146

		71,613

	Construction Materials — 0.0% (g)
10,000	Martin Marietta Materials, Inc., Series 10YR, 3.45%, 06/01/2027	10,144

	Metals & Mining — 0.0% (g)
25,000	Vale Overseas Ltd., (Brazil), 6.25%, 08/10/2026	28,338

	Total Materials	110,095

	Real Estate — 0.2%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
65,000	American Tower Corp., 3.38%, 10/15/2026	64,463
35,000	Crown Castle International Corp., 3.70%, 06/15/2026	35,507
15,000	EPR Properties, 4.50%, 06/01/2027	15,241
40,000	HCP, Inc., 3.40%, 02/01/2025	40,345
30,000	Ventas Realty LP, 3.85%, 04/01/2027	30,816

	Total Real Estate	186,372

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
90,000	3.40%, 05/15/2025	89,401
60,000	3.90%, 08/14/2027	60,630
45,000	4.13%, 02/17/2026	46,626
20,000	4.25%, 03/01/2027	20,742
	Verizon Communications, Inc.,
5,000	3.50%, 11/01/2024	5,092
140,000	4.13%, 03/16/2027	145,408

	Total Telecommunication Services	367,899

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	15

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Utilities — 1.0%
	Electric Utilities — 0.7%
10,000	AEP Transmission Co. LLC, 3.10%, 12/01/2026	10,197
70,000	Duke Energy Corp., 3.75%, 04/15/2024	74,231
10,000	Duquesne Light Holdings, Inc., 3.62%, 08/01/2027 (e)	10,092
5,000	Edison International, 2.40%, 09/15/2022	5,015
55,000	Emera US Finance LP, (Canada), 3.55%, 06/15/2026	56,038
70,000	Entergy Corp., 4.00%, 07/15/2022	74,647
	Exelon Corp.,
25,000	3.50%, 06/01/2022	25,916
60,000	3.95%, 06/15/2025	63,343
15,000	FirstEnergy Corp., Series B, 3.90%, 07/15/2027	15,325
25,000	Gulf Power Co., Series A, 3.30%, 05/30/2027	25,734
40,000	ITC Holdings Corp., 3.65%, 06/15/2024	41,622
25,000	Metropolitan Edison Co., 4.00%, 04/15/2025 (e)	25,958
65,000	Pacific Gas & Electric Co., 3.40%, 08/15/2024	68,071
20,000	Rochester Gas & Electric Corp., 3.10%, 06/01/2027 (e)	20,309
25,000	Trans-Allegheny Interstate Line Co., 3.85%, 06/01/2025 (e)	26,444
25,000	Union Electric Co., 2.95%, 06/15/2027	25,160
15,000	Virginia Electric & Power Co., Series B, 2.95%, 11/15/2026	15,087
40,000	Xcel Energy, Inc., 3.35%, 12/01/2026	41,063

		624,252

	Independent Power and Renewable Electricity Producers — 0.0% (g)
10,000	Exelon Generation Co. LLC, 3.40%, 03/15/2022	10,316

	Multi-Utilities — 0.3%
65,000	Berkshire Hathaway Energy Co., 3.50%, 02/01/2025	67,751
	CMS Energy Corp.,
5,000	2.95%, 02/15/2027	4,911
15,000	3.45%, 08/15/2027	15,359
	Dominion Energy, Inc.,
30,000	Series D, 2.85%, 08/15/2026	29,159
20,000	3.63%, 12/01/2024	20,881

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — continued
	Sempra Energy,
10,000	3.25%, 06/15/2027	9,976
60,000	4.05%, 12/01/2023	64,127

		212,164

	Total Utilities	846,732

	Total Corporate Bonds (Cost $12,003,027)	12,101,254

SHARES
Exchange Traded Funds — 10.7%
	Fixed Income — 4.0%
29,817	iShares TIPS Bond Fund	3,417,625

	U.S. Equity — 6.7%
69,283	Vanguard REIT Fund	5,822,543

	Total Exchange Traded Funds (Cost $9,245,390)	9,240,168

Investment Companies — 10.1% (b)
	Fixed Income — 10.1%
467,844	JPMorgan Floating Rate Income Fund, Class R6 Shares	4,402,408
574,471	JPMorgan High Yield Fund, Class R6 Shares	4,291,298

	Total Fixed Income	8,693,706

	Total Investment Companies (Cost $8,693,130)	8,693,706

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Discretionary — 0.0% (g)
	Media — 0.0% (g)
1,096	Media General, Inc., CVR (a) (bb) (Cost $—)	54

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 10.6%
	U.S. Treasury Inflation Linked Bonds,
255,000	0.63%, 02/15/2043	257,159
191,000	0.75%, 02/15/2042	202,453
235,000	0.75%, 02/15/2045	236,372
65,000	0.88%, 02/15/2047	65,990
96,400	1.00%, 02/15/2046	102,533
95,000	1.38%, 02/15/2044	111,615
177,000	1.75%, 01/15/2028	234,419
132,000	2.00%, 01/15/2026	185,046
56,000	2.13%, 02/15/2040	80,734

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — continued
171,000	2.38%, 01/15/2025	256,062
101,000	2.38%, 01/15/2027	145,027
103,000	2.50%, 01/15/2029	143,722
33,000	3.38%, 04/15/2032	63,751
72,000	3.63%, 04/15/2028	144,514
76,000	3.88%, 04/15/2029	156,036
	U.S. Treasury Inflation Linked Notes,
903,000	0.13%, 04/15/2019	945,868
14,000	0.13%, 04/15/2020	14,718
557,000	0.13%, 04/15/2021	578,375
541,000	0.13%, 01/15/2022	588,946
244,000	0.13%, 04/15/2022	246,536
330,000	0.13%, 07/15/2024	339,166
628,000	0.13%, 07/15/2026	630,406
403,000	0.38%, 07/15/2023	431,819
177,000	0.38%, 01/15/2027	179,275
145,000	0.38%, 07/15/2027	145,473
498,000	0.63%, 07/15/2021	557,573
835,000	0.63%, 01/15/2024	900,527
490,000	0.63%, 01/15/2026	516,766
316,000	1.38%, 01/15/2020	371,112
84,000	1.88%, 07/15/2019	100,349
28,000	2.13%, 01/15/2019	32,922
185,000	U.S. Treasury Notes, 0.75%, 01/31/2018 (k)	184,718

	Total U.S. Treasury Obligations (Cost $9,160,567)	9,149,982

SHARES
Short-Term Investments — 17.9%
	Investment Companies— 17.9%
15,436,932	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.88% (b) (l)	15,436,932

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Obligation — 0.0% (g)
55,000	U.S. Treasury Bill, 0.98%, 09/28/2017 (k) (n)	54,963

	Total Short-Term Investments (Cost $15,491,892)	15,491,895

	Total Investments — 97.4% (Cost $81,074,491)	84,240,540
	Other Assets in Excess of Liabilities — 2.6%	2,228,004

	NET ASSETS — 100.0%	$86,468,544

Percentages indicated are based on net assets.

SUMMARY OF INVESTMENTS BY COUNTRY*
United States	68.9%
Canada	2.5
United Kingdom	1.6
Australia	1.6
Others (each less than 1.0%)	7.0
Short-Term Investments	18.4
*	Percentages indicated are based upon total investments as of August 31, 2017.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	17

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

Futures contracts outstanding as of August 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Long Contracts
LME Nickel Base Metal	4	09/2017	USD	282,036	44,856
LME Zinc Base Metal	4	09/2017	USD	314,275	55,225
MSCI EAFE E-Mini Index	46	09/2017	USD	4,450,040	42,895
MSCI Emerging Markets E-Mini Index	26	09/2017	USD	1,412,060	113,616
S&P 500 E-Mini Index	1	09/2017	USD	123,505	28
Sugar No. 11	11	09/2017	USD	177,408	2,308
E-Mini Crude Oil	1	10/2017	USD	23,975	(715)
Lean Hogs	7	10/2017	USD	171,920	(11,651)
Natural Gas	12	10/2017	USD	372,240	(33,391)
NY Harbor ULSD	4	10/2017	USD	289,027	44,115
RBOB Gasoline	5	10/2017	USD	337,218	20,462
WTI Crude Oil	10	10/2017	USD	479,600	(14,096)
LME Aluminum Base Metal	9	11/2017	USD	476,100	43,060
LME Nickel Base Metal	3	11/2017	USD	212,247	47,502
LME Zinc Base Metal	4	11/2017	USD	314,500	50,438
Soybean	10	11/2017	USD	472,625	1,245
100 oz Gold	7	12/2017	USD	925,540	41,632
Copper	10	12/2017	USD	774,625	114,524
Corn	33	12/2017	USD	590,288	(49,118)
Cotton No. 2	3	12/2017	USD	106,395	(2,349)
Gold	3	12/2017	USD	127,526	4,447
KC HRW Wheat	4	12/2017	USD	87,250	(1,199)
Live Cattle	7	12/2017	USD	305,480	(19,061)
Natural Gas	12	12/2017	USD	399,120	10,408
Silver	4	12/2017	USD	351,500	16,770
Soybean Meal	7	12/2017	USD	209,650	(4,741)
U.S. Treasury 10 Year Note	5	12/2017	USD	635,000	3,309
U.S. Treasury 5 Year Note	27	12/2017	USD	3,199,500	7,920
U.S. Treasury 2 Year Note	3	12/2017	USD	648,938	228
Brent Crude Oil	11	01/2018	USD	584,210	26,248
LME Aluminum Base Metal	9	01/2018	USD	478,012	44,579
LME Nickel Base Metal	3	01/2018	USD	212,967	25,983
LME Zinc Base Metal	3	01/2018	USD	235,725	26,841
Coffee ‘C’	4	03/2018	USD	199,275	(10,100)
LME Aluminum Base Metal	9	03/2018	USD	479,644	(83)
LME Zinc Base Metal	3	03/2018	USD	235,088	(28)
Soybean Oil	11	03/2018	USD	233,772	15,838
Wheat	13	03/2018	USD	297,050	(42,313)
LME Nickel Base Metal	3	06/2018	USD	214,749	(27)

					615,605

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	AUGUST 31, 2017

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
Short Contracts
LME Nickel Base Metal	(4)	09/2017	USD	(282,036)	(61,050)
LME Zinc Base Metal	(4)	09/2017	USD	(314,275)	(50,312)
Natural Gas	(2)	10/2017	USD	(62,040)	(1,485)
LME Aluminum Base Metal	(9)	11/2017	USD	(476,100)	(44,127)
LME Nickel Base Metal	(3)	11/2017	USD	(212,247)	(25,956)
LME Zinc Base Metal	(4)	11/2017	USD	(314,500)	(44,243)
Natural Gas	(1)	12/2017	USD	(33,260)	(523)
Silver	(1)	12/2017	USD	(17,575)	(657)
U.S. Treasury 10 Year Ultra Note	(9)	12/2017	USD	(1,228,922)	(9,356)
LME Aluminum Base Metal	(9)	01/2018	USD	(478,013)	(27)
LME Nickel Base Metal	(3)	01/2018	USD	(212,967)	(9)
LME Zinc Base Metal	(3)	01/2018	USD	(235,725)	(9)

					(237,754)

					377,851

Forward foreign currency exchange contracts outstanding as of August 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)($)
AUD	146,019	USD	114,639	Goldman Sachs International	09/15/2017	1,426
CHF	114,829	USD	119,576	Royal Bank of Canada	09/15/2017	245
DKK	240,100	USD	38,360	Citibank, NA	09/15/2017	93
EUR	229,919	USD	273,125	Union Bank of Switzerland AG	09/15/2017	721
GBP	10,660	SGD	18,635	State Street Corp.	09/15/2017	45
GBP	7,046	USD	9,092	Royal Bank of Canada	09/15/2017	22
JPY	82,849,986	USD	750,114	State Street Corp.	09/15/2017	3,838
NOK	104,132	USD	13,378	Citibank, NA	09/15/2017	48
SEK	309,659	USD	37,988	Barclays Bank plc	09/15/2017	1,005
SGD	40,384	USD	29,617	HSBC Bank, N.A.	09/15/2017	168
USD	7,271	EUR	6,082	State Street Corp.	09/15/2017	26
USD	29,075	HKD	227,457	Royal Bank of Canada	09/15/2017	2
USD	8,425	JPY	913,366	Australia & New Zealand Banking Group Ltd.	09/15/2017	113
USD	19,579	JPY	2,146,823	Citibank, NA	09/15/2017	43

Total unrealized appreciation						7,795

GBP	31,991	USD	41,564	Royal Bank of Canada	09/15/2017	(183)
HKD	227,457	USD	29,119	TD Bank Financial Group	09/15/2017	(46)
USD	115,277	AUD	146,019	Citibank, NA	09/15/2017	(788)
USD	119,400	CHF	114,829	Royal Bank of Canada	09/15/2017	(422)
USD	38,052	DKK	240,100	Goldman Sachs International	09/15/2017	(401)
USD	255,154	EUR	216,526	HSBC Bank, N.A.	09/15/2017	(2,740)
USD	8,690	EUR	7,311	Union Bank of Switzerland AG	09/15/2017	(18)
USD	64,076	GBP	49,697	Royal Bank of Canada	09/15/2017	(208)
USD	724,794	JPY	79,789,797	TD Bank Financial Group	09/15/2017	(1,310)
USD	13,039	NOK	104,132	HSBC Bank, N.A.	09/15/2017	(387)
USD	38,866	SEK	309,659	Royal Bank of Canada	09/15/2017	(127)
USD	16,001	SGD	21,749	Royal Bank of Canada	09/15/2017	(40)

Total unrealized depreciation						(6,670)

Net unrealized appreciation						1,125

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	19

JPMorgan Diversified Real Return Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

Over the Counter (“OTC”) Inflation-linked swap contracts outstanding as of August 31, 2017:
FLOATING RATE INDEX (a)	FIXED RATE	PAY/RECEIVE FLOATING RATE	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)($)
CPI-U at termination	1.90% at termination	Receive	Bank of America NA	11/01/2021	USD 4,000,000	920
CPI-U at termination	2.02% at termination	Receive	Bank of America NA	11/04/2026	USD 2,000,000	2,971

						3,891

CPI-U at termination	1.97% at termination	Receive	Deutsche Bank AG	11/02/2018	USD 4,000,000	(7,538)
CPI-U at termination	2.11% at termination	Receive	Morgan Stanley	04/11/2022	USD 1,500,000	(24,307)
CPI-U at termination	2.14% at termination	Receive	Morgan Stanley	02/10/2022	USD 3,000,000	(42,994)
CPI-U at termination	2.20% at termination	Receive	Morgan Stanley	12/01/2026	USD 2,000,000	(35,360)
CPI-U at termination	2.24% at termination	Receive	Morgan Stanley	11/17/2026	USD 2,000,000	(42,816)
CPI-U at termination	2.29% at termination	Receive	Deutsche Bank AG	01/04/2027	USD 1,500,000	(42,360)
CPI-U at termination	2.32% at termination	Receive	Morgan Stanley	01/17/2027	USD 1,000,000	(30,884)
CPI-U at termination	2.32% at termination	Receive	Morgan Stanley	01/17/2027	USD 1,000,000	(30,884)

						(257,143)

						(253,252)

(a) Value of floating rate index at August 31, 2017 was 2.46%

There are no upfront payments (receipts) on the swap contracts listed above.

Summary of total swap contracts outstanding as of August 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Inflation linked swaps outstanding	—	3,891

Total OTC swap contracts outstanding	—	3,891

Liabilities
OTC Inflation linked swaps outstanding	—	(257,143)

Total OTC swap contracts outstanding	—	(257,143)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	AUGUST 31, 2017

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

ADR	— American Depositary Receipt
AUD	— Australian Dollar
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CHF	— Swiss Franc
CVR	— Contingent Value Rights
DKK	— Danish Krone
EAFE	— Europe, Australasia and Far East
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MSCI	— Morgan Stanley Capital International
NOK	— Norwegian Krone
RBOB	— Reformulated gasoline blendstock for oxygen blending
REIT	— Real Estate Investment Trust
SEK	— Swedish Krona
SGD	— Singapore Dollar
TIPS	— Treasury Inflation Protected Security
ULSD	— Ultra Low Sulfur Diesel
USD	— United States Dollar
WTI	— West Texas Intermediate

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts or centrally cleared swaps.
(l)	— The rate shown is the current yield as of August 31, 2017.
(n)	— The rate shown is the effective yield as of August 31, 2017.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	21

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2017

Diversified Real Return Fund
ASSETS:
Investments in non-affiliates, at value	$60,109,902
Investments in affiliates, at value	24,130,638
Cash	1,972,575
Foreign currency, at value	21,993
Deposits at broker for futures contracts	700,000
Receivables:
Investment securities sold	7,153,902
Fund shares sold	112,992
Interest from non-affiliates	167,963
Dividends from affiliates	5,547
Tax reclaims	5,275
Variation margin on futures contracts	162,822
Unrealized appreciation on forward foreign currency exchange contracts	7,795
Outstanding swap contracts, at value	3,891
Due from Adviser	21,134

Total Assets	94,576,429

LIABILITIES:
Payables:
Investment securities purchased	7,660,908
Fund shares redeemed	14,797
Unrealized depreciation on forward foreign currency exchange contracts	6,670
Outstanding swap contracts, at value	257,143
Accrued liabilities:
Administration fees	680
Distribution fees	804
Service fees	648
Custodian and accounting fees	20,889
Collateral management fees	5,673
Trustees’ and Chief Compliance Officer’s fees	25,585
Other	114,088

Total Liabilities	8,107,885

Net Assets	$86,468,544

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	AUGUST 31, 2017

Diversified Real Return Fund
NET ASSETS:
Paid-in-Capital	$86,701,350
Accumulated undistributed (distributions in excess of) net investment income	572,878
Accumulated net realized gains (losses)	(4,087,671)
Net unrealized appreciation (depreciation)	3,281,987

Total Net Assets	$86,468,544

Net Assets:
Class A	$2,779,338
Class C	232,400
Class I (formerly Select Class)	14,256,582
Class R2	85,529
Class R5	69,114,695

Total	$86,468,544

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	190,283
Class C	15,949
Class I (formerly Select Class)	972,720
Class R2	5,842
Class R5	4,708,748

Net Asset Value (a):
Class A — Redemption price per share	$14.61
Class C — Offering price per share (b)	14.57
Class I (formerly Select Class) — Offering and redemption price per share	14.66
Class R2 — Offering and redemption price per share	14.64
Class R5 — Offering and redemption price per share	14.68
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.30

Cost of investments in non-affiliates	$56,944,429
Cost of investments in affiliates	24,130,062
Cost of foreign currency	21,747

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	23

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2017

Diversified Real Return Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1,083,772
Interest income from affiliates	247
Dividend income from non-affiliates	880,593
Dividend income from affiliates	259,248
Foreign taxes withheld	(30,100)

Total investment income	2,193,760

EXPENSES:
Investment advisory fees	433,599
Administration fees	86,719
Distribution fees:
Class A	7,910
Class C	2,328
Class R2	912
Service fees:
Class A	7,910
Class C	776
Class I (formerly Select Class)	38,162
Class R2	456
Class R5	44,296
Custodian and accounting fees	106,257
Collateral management fees	21,888
Interest expense to non-affiliates	148
Interest expense to affiliates	62
Professional fees	168,602
Trustees’ and Chief Compliance Officer’s fees	83,546
Printing and mailing costs	56,889
Registration and filing fees	62,942
Transfer agency fees (See Note 2.G.)	2,827
Sub-transfer agency fees (See Note 2.G.)	35,934
Other	12,230

Total expenses	1,174,393

Less fees waived	(513,264)
Less expense reimbursements	(113,617)

Net expenses	547,512

Net investment income (loss)	1,646,248

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(208,384)
Investments in affiliates	(1,006,534)
Options Purchased	(1,357)
Futures	(300,832)
Foreign currency transactions	1,235
Forward foreign currency exchange contracts	2,501
Swaps	(177,221)

Net realized gain (loss)	(1,690,592)

Distributions of capital gains received from investment company affiliates	139,957

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,045,101
Investments in affiliates	1,204,902
Futures	394,065
Foreign currency translations	(9,434)
Forward foreign currency exchange contracts	3,296
Swaps	(253,252)

Change in net unrealized appreciation/depreciation	4,384,678

Net realized/unrealized gains (losses)	2,834,043

Change in net assets resulting from operations	$4,480,291

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	AUGUST 31, 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Diversified Real Return Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,646,248	$1,093,368
Net realized gain (loss)	(1,690,592)	1,676,126
Distributions of capital gains received from investment company affiliates	139,957	287,211
Change in net unrealized appreciation/depreciation	4,384,678	(140,870)

Change in net assets resulting from operations	4,480,291	2,915,835

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(49,789)	(56,482)
Class C
From net investment income	(2,864)	(6,307)
Class I (formerly Select Class)
From net investment income	(269,579)	(319,533)
Class R2
From net investment income	(2,177)	(2,576)
Class R5
From net investment income	(1,155,547)	(769,458)

Total distributions to shareholders	(1,479,956)	(1,154,356)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	12,903,384	18,915,286

NET ASSETS:
Change in net assets	15,903,719	20,676,765
Beginning of period	70,564,825	49,888,060

End of period	$86,468,544	$70,564,825

Accumulated undistributed (distributions in excess of) net investment income	$572,878	$193,320

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	25

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Diversified Real Return Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,533,450	$3,420,986
Distributions reinvested	48,545	56,322
Cost of shares redeemed	(1,894,688)	(2,607,580)

Change in net assets resulting from Class A capital transactions	$(312,693)	$869,728

Class C
Proceeds from shares issued	$105,055	$38,736
Distributions reinvested	2,560	5,836
Cost of shares redeemed	(315,575)	(118,597)

Change in net assets resulting from Class C capital transactions	$(207,960)	$(74,025)

Class I (formerly Select Class)
Proceeds from shares issued	$2,449,989	$1,094,049
Distributions reinvested	267,967	312,598
Cost of shares redeemed	(3,750,096)	(1,360,522)

Change in net assets resulting from Class I capital transactions	$(1,032,140)	$46,125

Class R2
Proceeds from shares issued	$89,735	$42,259
Distributions reinvested	713	412
Cost of shares redeemed	(167,323)	(50,527)

Change in net assets resulting from Class R2 capital transactions	$(76,875)	$(7,856)

Class R5
Proceeds from shares issued	$32,321,194	$26,845,559
Distributions reinvested	1,129,027	769,458
Cost of shares redeemed	(18,917,169)	(9,533,703)

Change in net assets resulting from Class R5 capital transactions	$14,533,052	$18,081,314

Total change in net assets resulting from capital transactions	$12,903,384	$18,915,286

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	AUGUST 31, 2017

	Diversified Real Return Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	108,849	255,620
Reinvested	3,430	4,174
Redeemed	(132,682)	(197,506)

Change in Class A Shares	(20,403)	62,288

Class C
Issued	7,531	2,787
Reinvested	181	433
Redeemed	(22,563)	(8,864)

Change in Class C Shares	(14,851)	(5,644)

Class I (formerly Select Class)
Issued	171,971	81,807
Reinvested	18,854	23,062
Redeemed	(259,631)	(101,337)

Change in Class I Shares	(68,806)	3,532

Class R2
Issued	6,319	3,203
Reinvested	50	30
Redeemed	(11,585)	(3,857)

Change in Class R2 Shares	(5,216)	(624)

Class R5
Issued	2,266,373	1,922,430
Reinvested	79,204	56,671
Redeemed	(1,329,301)	(701,391)

Change in Class R5 Shares	1,016,276	1,277,710

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	27

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)(b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Real Return Fund
Class A
Year Ended August 31, 2017	$14.09	$0.25		$0.50	$0.75	$(0.23)	$—	$(0.23)
Year Ended August 31, 2016	13.61	0.26		0.49	0.75	(0.27)	—	(0.27)
Year Ended August 31, 2015	15.08	0.23	(f)	(1.47)	(1.24)	(0.23)	—	(0.23)
Year Ended August 31, 2014	14.25	0.22	(f)	0.89	1.11	(0.28)	—	(0.28)
Year Ended August 31, 2013	15.07	0.21		(0.78)	(0.57)	(0.24)	(0.01)	(0.25)

Class C
Year Ended August 31, 2017	14.04	0.16		0.51	0.67	(0.14)	—	(0.14)
Year Ended August 31, 2016	13.56	0.17		0.50	0.67	(0.19)	—	(0.19)
Year Ended August 31, 2015	15.05	0.16	(f)	(1.47)	(1.31)	(0.18)	—	(0.18)
Year Ended August 31, 2014	14.20	0.14	(f)	0.89	1.03	(0.18)	—	(0.18)
Year Ended August 31, 2013	15.03	0.12		(0.76)	(0.64)	(0.18)	(0.01)	(0.19)

Class I (formerly Select Class)
Year Ended August 31, 2017	14.14	0.28		0.50	0.78	(0.26)	—	(0.26)
Year Ended August 31, 2016	13.66	0.28		0.50	0.78	(0.30)	—	(0.30)
Year Ended August 31, 2015	15.13	0.26	(f)	(1.47)	(1.21)	(0.26)	—	(0.26)
Year Ended August 31, 2014	14.29	0.26	(f)	0.89	1.15	(0.31)	—	(0.31)
Year Ended August 31, 2013	15.10	0.24		(0.78)	(0.54)	(0.26)	(0.01)	(0.27)

Class R2
Year Ended August 31, 2017	14.12	0.21		0.49	0.70	(0.18)	—	(0.18)
Year Ended August 31, 2016	13.64	0.21		0.50	0.71	(0.23)	—	(0.23)
Year Ended August 31, 2015	15.12	0.16	(f)	(1.44)	(1.28)	(0.20)	—	(0.20)
Year Ended August 31, 2014	14.24	0.18	(f)	0.89	1.07	(0.19)	—	(0.19)
Year Ended August 31, 2013	15.06	0.16		(0.76)	(0.60)	(0.21)	(0.01)	(0.22)

Class R5
Year Ended August 31, 2017	14.16	0.30		0.50	0.80	(0.28)	—	(0.28)
Year Ended August 31, 2016	13.68	0.29		0.51	0.80	(0.32)	—	(0.32)
Year Ended August 31, 2015	15.15	0.29	(f)	(1.49)	(1.20)	(0.27)	—	(0.27)
Year Ended August 31, 2014	14.31	0.26	(f)	0.91	1.17	(0.33)	—	(0.33)
Year Ended August 31, 2013	15.11	0.26		(0.78)	(0.52)	(0.27)	(0.01)	(0.28)

(a)	Calculated based upon average shares outstanding.
(b)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	AUGUST 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (c)	Net assets, end of period	Net expenses (d)(e)	Net investment income (loss) (b)(d)		Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate

$14.61	5.36%	$2,779,338	1.00%	1.75%		1.91%	119%
14.09	5.61	2,968,684	0.64	1.91		1.54	95
13.61	(8.28)	2,020,268	0.61	1.58	(f)	1.29	91
15.08	7.88	2,001,598	0.61	1.51	(f)	1.13	59
14.25	(3.81)	3,345,116	0.61	1.39		0.99	39

14.57	4.83	232,400	1.50	1.17		2.48	119
14.04	5.04	432,469	1.14	1.25		2.11	95
13.56	(8.74)	494,218	1.11	1.10	(f)	1.78	91
15.05	7.34	443,103	1.11	0.98	(f)	1.60	59
14.20	(4.29)	2,073,901	1.11	0.82		1.49	39

14.66	5.61	14,256,582	0.75	1.99		1.56	119
14.14	5.84	14,726,044	0.39	2.04		1.09	95
13.66	(8.06)	14,180,339	0.36	1.80	(f)	0.94	91
15.13	8.16	19,224,967	0.36	1.75	(f)	0.90	59
14.29	(3.58)	17,911,308	0.36	1.59		0.74	39

14.64	5.02	85,529	1.30	1.45		2.14	119
14.12	5.31	156,168	0.90	1.55		2.17	95
13.64	(8.51)	159,377	0.86	1.09	(f)	1.55	91
15.12	7.60	50,821	0.86	1.25	(f)	1.34	59
14.24	(4.03)	1,309,391	0.86	1.06		1.24	39

14.68	5.71	69,114,695	0.65	2.10		1.42	119
14.16	5.95	52,281,460	0.31	2.12		1.02	95
13.68	(7.97)	33,033,858	0.26	2.01	(f)	0.74	91
15.15	8.24	42,715,599	0.26	1.74	(f)	0.66	59
14.31	(3.44)	70,551,417	0.26	1.73		0.54	39

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN FUNDS	29

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Real Return Fund	Class A, Class C, Class I^, Class R2 and Class R5	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

At its meeting on August 16, 2017, the Board of the Fund approved the liquidation of the Fund, which is expected to occur on or about December 8, 2017. Effective August 24, 2017, the Fund no longer accepted purchase orders from new investors.

The investment objective of the Fund is to seek to maximize long-term real return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R2 and Class R5 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

Diversified Real Return Fund CS Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on August 8, 2016 and became a wholly-owned subsidiary of the Fund effective September 30, 2016. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments are valued by applying international fair value factors provided by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date. Fixed income instruments are valued based on

30	J.P. MORGAN FUNDS	AUGUST 31, 2017

prices received from approved Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,510,891	$—	$—	$1,510,891
Consumer Staples	556,851	87,579	—	644,430
Energy	2,311,282	1,247,254	—	3,558,536
Financials	1,754,998	—	—	1,754,998
Health Care	1,162,632	—	—	1,162,632
Industrials	1,210,437	1,651,880	—	2,862,317
Information Technology	2,405,920	—	—	2,405,920
Materials	2,122,587	2,602,903	—	4,725,490
Real Estate	4,680,310	—	—	4,680,310
Telecommunication Services	37,177	—	—	37,177
Utilities	1,473,367	539,635	—	2,013,002

Total Common Stocks	19,226,452	6,129,251	—	25,355,703

Debt Securities
Asset-Backed Securities	—	237,061	2,481,630	2,718,691
Collateralized Mortgage Obligations	—	1,489,087	—	1,489,087
Corporate Bonds
Consumer Discretionary	—	703,904	—	703,904
Consumer Staples	—	782,011	—	782,011
Energy	—	719,519	—	719,519
Financials	—	5,927,030	—	5,927,030
Health Care	—	765,261	—	765,261
Industrials	—	618,142	—	618,142
Information Technology	—	1,074,289	—	1,074,289
Materials	—	110,095	—	110,095
Real Estate	—	186,372	—	186,372
Telecommunication Services	—	367,899	—	367,899
Utilities	—	846,732	—	846,732

Total Corporate Bonds	—	12,101,254	—	12,101,254

AUGUST 31, 2017	J.P. MORGAN FUNDS	31

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$9,149,982	$—	$9,149,982
Exchange-Traded Funds	9,240,168	—	—	9,240,168
Investment Companies	8,693,706	—	—	8,693,706
Rights
Consumer Discretionary	—	—	54	54
Short-Term Investments
Investment Companies	15,436,932	—	—	15,436,932
U.S. Treasury Obligations	—	54,963	—	54,963

Total Investments in Securities	$52,597,258	$29,161,598	$2,481,684	$84,240,540

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$7,795	$—	$7,795
Futures Contracts	804,477	—	—	804,477
Swaps	—	3,891	—	3,891

Total Appreciation in Other Financial Instruments	$804,477	$11,686	$—	$816,163

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,670)	$—	$(6,670)
Futures Contracts	(426,626)	—	—	(426,626)
Swaps	—	(257,143)	—	(257,143)

Total Depreciation in Other Financial Instruments	$(426,626)	$(263,813)	$—	$(690,439)

There were no significant transfers between level 1 and level 2 during the year ended August 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of August 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2017
Investments in Securities:
Asset-Backed Securities	$—	$—	$84,007	$4,613	$2,516,223	$(123,213)	$—	$—	$2,481,630
Rights — Consumer Discretionary	—	—	54	—	—	—	—	—	54

	$—	$—	$84,061	$4,613	$2,516,223	$(123,213)	$—	$—	$2,481,684

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

The change in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to $84,061. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at August 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$2,481,630	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 8.47% (4.27%)
			Constant Default Rate	2.50% - 6.08% (4.26%)
			Yield (Discount Rate of Cash Flows)	2.27% - 4.99% (3.58%)

Asset-Backed Securities	2,481,630

	54	Pending Distribution	Expected Distribution Amount	$0.049 ($0.049)

Rights	54

Total	$2,481,684

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs

32	J.P. MORGAN FUNDS	AUGUST 31, 2017

may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement.

B. Investment Transactions with Affiliates — The Fund invested in Underlying Funds which are advised by the Adviser or its affiliates. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the issuers listed in the table below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into the Underlying Funds. Reinvestment amounts are included in the purchase cost amounts in the table below. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

			For the year ended August 31, 2017
Affiliate	Shares at August 31, 2017	Value at August 31, 2016	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at August 31, 2017	Dividend Income	Capital Gain Distributions
JPMorgan Commodities Strategy Fund, Class R6 Shares	—	$6,556,770	$492,096	$7,267,682	$(877,229)	$1,096,045	$—	$—	$—
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	—	—	1,417,153	1,351,976	(65,177)	—	—	12,308	—
JPMorgan Floating Rate Income Fund, Class R6 Shares	467,844	6,204,513	1,398,773	3,222,086	(131,473)	152,681	4,402,408	185,365	—
JPMorgan High Yield Fund, Class R6 Shares	574,471	—	4,291,298	—	—	—	4,291,298	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	8,035,975	22,874	8,096,921	80,922	(42,850)	—	22,876	—
JPMorgan Opportunistic Equity Long/Short Fund, Class R6 Shares	—	1,727,112	733,653	2,446,214	(13,577)	(974)	—	—	139,947
JPMorgan Prime Money Market Fund, Institutional Class Shares	—	1,235,514	1,193,119	2,428,633	—	—	—	225	—
JPMorgan U.S. Government Money Market Fund, Institutional Class Shares	15,436,932	—	69,997,687	54,560,755	—	—	15,436,932	38,474	10

Total		$23,759,884	$79,546,653	$79,374,267	$(1,006,534)	$1,204,902	$24,130,638	$259,248	$139,957

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

D. Derivatives — The Fund used derivative instruments including futures, forward foreign currency exchange contracts, options and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk

AUGUST 31, 2017	J.P. MORGAN FUNDS	33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(4) below describe the various derivatives used by the Fund.

(1). Options — The Fund may purchase and/or sell (“write”) put and call options on various instruments including futures, securities, currencies and interest rate swaps (“swaptions”) to manage and hedge interest rate risks within its portfolio and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on Options Purchased on the Consolidated Statement of Operations (“CSOP”). If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to manage and hedge equity price and interest rate risk associated with portfolio investments and to seek to enhance portfolio performance. The Fund also used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on Futures on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to equity price and interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy.

34	J.P. MORGAN FUNDS	AUGUST 31, 2017

The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including interest rate swaps, to manage interest rate (e.g., duration, yield curve), and inflation risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received are recorded as assets or liabilities, respectively on the Consolidated Statement of Assets and Liabilities and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts and non-deliverable Forward Foreign Currency Exchange Contracts with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is invested in an affiliated money market fund and is reported on the CSAL as Investments in affiliates — restricted. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, which provides collateral management services to the Fund (See Note 3.F.).

At August 31, 2017, the Fund did not post or receive collateral for OTC swap contracts.

The central clearing house acts as the counterparty to each centrally cleared swap transaction, therefore credit risk is limited to the failure of the clearinghouse.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Inflation-Linked Swaps

The Fund used inflation-linked swaps to provide inflation protection within its portfolio. These are agreements between counterparties to exchange interest payments based on interest rates over the life of the swap. One cash flow stream will typically be a floating rate payment based upon the Consumer Price Index upon while the other is a pre-determined fixed interest rate. The use of swaps exposes the Fund to interest rate risk.

(5). Summary of Derivative Information — The following table presents the value of derivatives held as of August 31, 2017, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts	CSAL Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$11,457	$—	$3,891	$15,348
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	156,539	—	—	156,539
Foreign exchange contracts	Receivables	—	7,795	—	7,795
Commodities contracts	Receivables, Net Assets — Unrealized Appreciation	636,481	—	—	636,481

Total		$804,477	$7,795	$3,891	$816,163

AUGUST 31, 2017	J.P. MORGAN FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

Derivative Contracts	CSAL Location
Gross Liabilities:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(9,356)	$—	$(257,143)	$(266,499)
Foreign exchange contracts	Payables	—	(6,670)	—	(6,670)
Commodities contracts	Payables, Net Assets — Unrealized Depreciation	(417,270)	—	—	(417,270)

Total		$(426,626)	$(6,670)	$(257,143)	$(690,439)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.

The following tables present the effect of derivatives on the CSOP for the year ended August 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derviative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts	$—	$(128,296)	$—	$(44,500)	$(172,796)
Equity contracts	—	2,625	—	—	2,625
Foreign exchange contracts	—	—	2,501	—	2,501
Commodities contracts	(1,357)	(175,161)	—	(132,721)	(309,239)

Total	$(1,357)	$(300,832)	$2,501	$(177,221)	$(476,909)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the CSOP
Derviative Contracts		Futures Contracts	Forward Foreign Currency Exchange Contracts	OTC Swaps	Total
Interest rate contracts		$9,622	$—	$(253,252)	$(243,630)
Equity contracts		165,232	—	—	165,232
Foreign exchange contracts		—	3,296	—	3,296
Commodities contracts		219,211	—	—	219,211

Total		$394,065	$3,296	$(253,252)	$144,109

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and swaps activity during the year ended August 31, 2017. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$12,318,996	(a)
Average Notional Balance Short	4,309,916	(a)
Ending Notional Balance Long	10,971,037
Ending Notional Balance Short	2,638,738
Equity
Average Notional Balance Long	2,266,242	(b)
Average Notional Balance Short	1,057,773
Ending Notional Balance Long	5,985,605
Interest
Average Notional Balance Long	4,109,530
Average Notional Balance Short	4,595,156	(c)
Ending Notional Balance Long	4,483,438
Ending Notional Balance Short	1,228,922

36	J.P. MORGAN FUNDS	AUGUST 31, 2017

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	1,125,110
Average Settlement Value Sold	1,101,487
Ending Settlement Value Purchased	1,470,318
Ending Settlement Value Sold	1,457,699
Interest Rate-Related Swaps
Average Notional Balance—Pays Fixed Rate	20,377,273	(c)
Ending Notional Balance—Pays Fixed Rate	22,000,000
Return Swaps on Commodity Indices:
Average Notional Balance Short	553,846

(a)	For the period November 1, 2016 through August 31, 2017.
(b)	For the period September 1, 2017 through August 31, 2017.
(c)	For the period October 1, 2017 through August 31, 2017.

The Fund’s derivatives contracts held at August 31, 2017 are not accounted for as hedging instruments under GAAP.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

The Fund invests in treasury inflation protected securities (TIPS). The principal amount of TIPS is adjusted periodically and is increased for inflation or decreased for deflation based on a monthly published index. These adjustments are recorded as increases or decreases to interest income on the CSOP. Coupon payments are based on the adjusted principal at the time the interest is paid.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2017 are as follows:

	Class A	Class C	Class I	Class R2	Class R5	Total
Transfer agency fees	$497	$410	$839	$74	$1,007	$2,827
Sub-transfer agency fees	3,109	120	139	82	32,484	35,934

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOP and are not included in the ratios to average net assets shown on the Consolidated Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.G.

AUGUST 31, 2017	J.P. MORGAN FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2017, no liability for income tax is required in the Fund’s consolidated financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(295,853)	$213,266	$82,587

The reclassifications for the Fund relate primarily to investments in the Subsidiary and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the Fund’s average daily net assets on the first $500 million in Fund assets; 0.075% of the Fund’s average daily net assets between $500 million and $1 billion and 0.05% of the Fund’s average daily net assets in excess of $1 billion. For the year ended August 31, 2017, the effective annualized rate was 0.11% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I and Class R5 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25%, 0.75% and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2017, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$235	$—

38	J.P. MORGAN FUNDS	AUGUST 31, 2017

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
0.25%	0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the service fee for Class R5 Shares was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts paid directly to JPMCB, if any, by the Fund for these services are included in Collateral management fees on the CSOP.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
1.00%	1.50%	0.75%	1.30%	0.65%

The expense limitation agreement was in effect for the year ended August 31, 2017 and was in place until September 28, 2017. Effective September 29, 2017 through the liquidation date of the Fund, the Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary and Underlying Funds and ETFs (excluding dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R2	Class R5
1.00%	1.50%	0.75%	1.30%	0.65%

For the year ended August 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$377,665	$79,656	$51,574	$508,895	$113,617

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amount of the waivers resulting from investments in these money market funds for the year ended August 31, 2017 was $4,369.

The Underlying Funds may impose separate service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C, Class I and Class R2 Shares and above 0.05% for Class R5 Shares, JPMDS may waive service fees with respect to the Fund in an amount equal to the

AUGUST 31, 2017	J.P. MORGAN FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

weighted average pro-rata amount of service fees charged by the affiliated Underlying Funds. This waiver may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s service fees.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2017, the Fund incurred approximately $5 in commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended August 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$85,648,465	$77,548,214	$10,723,232	$13,743,881

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2017 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$84,665,127	$3,240,192	$1,247,472	$1,992,720

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and mark-to-market of futures contracts.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $417,964, which, if realized, is not deductible for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2017 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,479,956	$—	$1,479,956

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2016 was as follows:

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$1,154,356	$—	$1,154,356

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

40	J.P. MORGAN FUNDS	AUGUST 31, 2017

As of August 31, 2017 the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$593,701	$(2,725,082)	$2,276,769

The cumulative timing differences primarily consist of post-October capital loss deferrals, straddle loss deferrals, wash sale loss deferrals and mark-to-market of futures contracts.

During the year ended August 31, 2017, the Subsidiary had $295,853 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

At August 31, 2017, the Fund had net capital loss carryforwards as follows:

Capital Loss Carryforward Character
Short-Term	Long-Term
$2,223,217	$501,865

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund's next table year. For the year ended August 31, 2017 the Fund deferred to September 1, 2017 the following net capital losses of:

Net Capital Loss
Short-Term
$369,111

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund had no borrowings outstanding from the Credit Facility at August 31, 2017.

AUGUST 31, 2017	J.P. MORGAN FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

Average borrowings from the Credit Facility for, during, the year ended August 31, 2017, were as follows:

Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
$2,700,000	1.77%	2	$266

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2017, the Fund had one individual shareholder account and three omnibus accounts which collectively owned 65.7% of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market. The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund invests in interest bearing notes issued by corporations with preferred security characteristics. These securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of August 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

42	J.P. MORGAN FUNDS	AUGUST 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Real Return Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Real Return Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.
As discussed in Note 1 to the financial statements, on August 16, 2017, the Board of Trustees approved the liquidation of the Fund, which will occur on or about December 8, 2017.

PricewaterhouseCoopers LLP

New York, New York

October 27, 2017

AUGUST 31, 2017	J.P. MORGAN FUNDS	43

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	149	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	149	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	149	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	None

44	J.P. MORGAN FUNDS	AUGUST 31, 2017

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	149	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	149	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (149 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2017	J.P. MORGAN FUNDS	45

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

46	J.P. MORGAN FUNDS	AUGUST 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in each Class (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 31, 2017 and continued to hold your shares at the end of the reporting period, August 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Real Return Fund
Class A
Actual	$1,000.00	$1,026.40	$5.11	1.00%
Hypothetical	1,000.00	1,020.16	5.09	1.00
Class C
Actual	1,000.00	1,023.50	7.65	1.50
Hypothetical	1,000.00	1,017.64	7.63	1.50
Class I (formerly Select Class)
Actual	1,000.00	1,027.00	3.83	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Class R2
Actual	1,000.00	1,024.00	6.68	1.31
Hypothetical	1,000.00	1,018.60	6.67	1.31
Class R5
Actual	1,000.00	1,027.50	3.32	0.65
Hypothetical	1,000.00	1,021.93	3.31	0.65

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2017	J.P. MORGAN FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017 at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the Fund and the other J.P. Morgan Funds in which the Fund invests (“Underlying Funds”). Each investment committee reported to as applicable the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund and Underlying Funds received from the Adviser. This information includes the Fund’s and Underlying Funds’ performance as compared to the performance of the Fund’s and the Underlying Funds’ peers and benchmarks and analyses by the Adviser of the Fund’s and Underlying Funds’ performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s and Underlying Funds’ expense ratios and those of their peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including, with respect to the Fund and/or Underlying Funds, performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund and Underlying Funds over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund and Underlying Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund and Underlying Funds, their overall

48	J.P. MORGAN FUNDS	AUGUST 31, 2017

confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund and Underlying Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund and Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds, including the benefits received by the Adviser and its affiliates in connection with the Fund’s investments in the Underlying Funds. The Board also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund and/or Underlying Funds for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the

Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services for the Fund and/or Underlying Funds.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services

AUGUST 31, 2017	J.P. MORGAN FUNDS	49

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for applicable one-, three- and five-year periods.

The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that based on the Universe, the Fund’s performance was in the second, third and fifth quintiles for Class A shares, and in the second, second, and fifth quintiles for Class I shares, for the one-, three-, and five-year periods ended

December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, including the liquidation of the Fund on or about December 8, 2017, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the first and second quintiles based upon the Universe, respectively. The Trustees noted that both the net advisory fee actual total expenses for Class I shares were in the third quintile based upon the Universe. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable and that such fees would be for services provided in addition to, rather than duplicative of, services provided under the advisory agreements of the Underlying Funds in which the Fund may invest.

50	J.P. MORGAN FUNDS	AUGUST 31, 2017

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 46.35% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended August 31, 2017.

Qualified Dividend Income (QDI)

The Fund had $1,092,914, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended August 31, 2017.

AUGUST 31, 2017	J.P. MORGAN FUNDS	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. August 2017.	AN-DRR-817

Annual Report

J.P. Morgan Income Funds

August 31, 2017

JPMorgan Global Bond Opportunities Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 11, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy sustained a pattern of relatively low but steady growth during the twelve months ended August 31, 2017, and investors largely shrugged off geopolitical tensions while focusing on continued low interest rates and growth in corporate earnings.

“The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors.” — George C.W. Gatch

Globally, developed market and emerging market economies began to grow in a more synchronized fashion in late 2016 and continued to expand through August 2017. China’s economy continued to grow and its financial markets remained largely stable, thanks to Beijing’s efforts to curb excess speculation by investors. The leading economies of Europe, Asia and Latin America contributed to global growth.

Expanding investment, employment and trade led the Organization for Economic Development and Cooperation to forecast global economic growth at 3.5% in 2017 and 3.7% in 2018. Global corporate profits rose 25% in the second quarter of 2017, driven by both revenue growth and margin expansion.

In the U.S., the economic expansion entered its 98th consecutive month in August 2017, the third longest expansion on record and over the course of the twelve month reporting period, the unemployment rate fell to 4.4% from 4.9%. Amid gains in employment and a pickup in price inflation, the U.S. Federal Reserve raised interest rates in December 2016, March 2017 and June 2017, and signaled it would raise rates once more before the end of 2017.

Meanwhile, demand from the improving economies of Europe and Asia and a weakening U.S. dollar, helped drive U.S. corporate profits to their highest levels in 13 years. In the second quarter of 2017, more than an estimated three-fourths of the companies in the Standard & Poor’s 500 Index (the “S&P 500”) reported earnings that surpassed analysts’ consensus estimates, according to Bloomberg News. At the same time, U.S. corporations took advantage of relatively low interest rates and issued more than $1 trillion of new bonds from January through August 2017.

Throughout the twelve month reporting period, equity and bond markets generally provided investors with positive returns. The November 8, 2016 election, which gave the Republican Party control of the White House and Congress, helped to fuel a sustained rally in U.S. equities amid investor expectations for tax cuts, infrastructure spending and regulatory reform. Even as expectations for rapid implementation of those policies faded, U.S. equity prices continued to reach new record highs through August 2017. Notably, financial market volatility held near 10-year lows, spiking only briefly on election night news of Donald Trump’s election victory in November 2016 and again in early August 2017 amid rising military tension between the U.S. and North Korea. For the twelve months ended August 31, 2017, the S&P 500 returned 16.2%, while the MSCI Europe, Australasia and Far East Index returned 18.2% and the MSCI Emerging Markets Index returned 25.0%.

The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors. We believe investors who maintain a properly diversified portfolio and a long term perspective will be best positioned to gain from opportunities presented by the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	1

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	4.73%
Bloomberg Barclays Multiverse Index	0.80%

Net Assets as of 8/31/2017 (In Thousands)	$2,293,838
Duration as of 8/31/2017	3.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Global Bond Opportunities Fund (the “Fund”) seeks to provide total return.

HOW DID THE MARKET PERFORM?

Global equity and bond markets overall provided investors with positive returns during the reporting period amid a backdrop of low volatility, low interest rates and steady growth in most developed market and emerging market economies.

Within global credit markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds throughout the twelve month reporting period. Emerging market debt also outperformed corporate bonds and U.S. Treasuries. Notably, U.S. companies sold new bonds at a record pace in 2017 — more than $1 trillion combined — in anticipation of U.S. Federal Reserve moves to raise interest rates over the course of the year.

While financial market volatility remained historically low throughout the reporting period, there was a brief spike ahead of the November 2016 election and again in early August 2017 amid tensions between the U.S. and North Korea.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

While the Fund was not managed to a benchmark, its performance is compared with the Bloomberg Barclays Multiverse Index (the “Index”). For the twelve months ended August 31, 2017, the Fund’s Class I shares outperformed the Index. The Fund’s hedging of foreign currency positions was a leading contributor to performance relative to the unhedged Index.

The Fund’s allocations to high yield bonds and investment grade corporate bonds, as well as emerging markets debt, were leading contributors to absolute performance. High yield bonds generally benefitted from investors’ appetite for yield growth.

The Fund’s allocation to commercial mortgage-backed securities and asset-backed securities also contributed to absolute performance. The Fund’s allocation to U.S. government debt securities detracted from absolute performance during the reporting period.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund invested opportunistically across different markets and sectors. The Fund’s managers applied a flexible investment approach and did not manage to a benchmark. This allowed the Fund to shift its allocations based on changing market conditions. The Fund had exposure to a broad range of asset classes during the reporting period, including high yield and investment grade corporate bonds, agency and non-agency mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities, emerging markets debt, convertible bonds and foreign government securities.

During the reporting period, the Fund’s managers increased their allocation to emerging markets across local currencies as well as U.S. dollar-denominated sovereign debt and emerging market corporate debt due to improving fundamentals and attractive opportunities. The managers also increased their allocations to investment grade and domestic high yield corporate credit, while they reduced exposures to securitized credit.

The managers decreased the Fund’s overall duration amid expectations of rising rates. Duration measures the price sensitivity of a portfolio of debt securities to changes in interest rates. Bonds with longer maturities will generally experience a larger increase or decrease in price as interest rates fall or rise, respectively, versus bonds with shorter maturities. The Fund’s duration decreased to 3.01 years at August 31, 2017, from 5.13 years at August 31, 2016.

[1]	Effective April 3, 2017, Select Class was renamed Class I Shares.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PORTFOLIO COMPOSITION***
Corporate Bonds	57.9%
Foreign Government Securities	20.2
Commercial Mortgage-Backed Securities	5.3
Asset-Backed Securities	4.8
Convertible Bonds	3.1
Loan Assignments	2.8
Collateralized Mortgage Obligations	2.0
Others (each less than 1.0%)	0.1
Short-Term Investments	3.8

PORTFOLIO COMPOSITION BY COUNTRY***
United States	44.5%
United Kingdom	4.6
Italy	3.5
Cayman Islands	3.4
Indonesia	3.3
Mexico	3.1
Luxembourg	2.9
France	2.6
Turkey	2.4
Spain	2.1
Germany	2.0
New Zealand	2.0
Portugal	1.9
Brazil	1.8
Ireland	1.4
Netherlands	1.3
South Africa	1.0
Others (each less than 1.0%)	12.4
Short-Term Investments	3.8

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2017. The Fund’s portfolio composition is subject to change.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	3

JPMorgan Global Bond Opportunities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	September 4, 2012
With Sales Charge*		0.54%	2.21%	4.12%
Without Sales Charge		4.47	3.51	4.92
CLASS C SHARES	September 4, 2012
With CDSC**		2.97	3.06	4.49
Without CDSC		3.97	3.06	4.49
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	September 4, 2012	4.73	3.78	5.19
CLASS R6 SHARES	September 4, 2012	4.78	3.91	5.33

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/4/12 TO 8/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 4, 2012.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Global Bond Opportunities Fund, the Bloomberg Barclays Multiverse Index and the Lipper Global Income Funds Index from September 4, 2012 to August 31, 2017. The performance of the Lipper Global Income Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Bloomberg Barclays Multiverse Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund, if applicable. The performance of the Lipper Global Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg Barclays Multiverse Index provides a broad-based measure of the international fixed income bond market. The Bloomberg Barclays Multiverse Index represents the union of the Bloomberg Barclays Global Aggregate Index and the Bloomberg Barclays Global High Yield Index. The Bloomberg Barclays Global Aggregate Index is a measure of global investment grade debt from twenty-four different local currency markets. The Bloomberg Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed income markets. The Lipper Global Income Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception of the Fund on September 4, 2012 until May 31, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the United States and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — 4.7%
	Cayman Islands — 3.3%
1,002	ACIS CLO Ltd., Series 2017-7A, Class A1, 2.54%, 05/01/2027 (e) (z)	1,004
	AIMCO CLO,
2,429	Series 2014-AA, Class AR, 2.41%, 07/20/2026 (e) (z)	2,431
1,125	Series 2017-AA, Class A, 2.59%, 07/20/2029 (e) (z)	1,127
2,282	Bain Capital Credit CLO, Series 2017-1A, Class A1, 2.56%, 07/20/2030 (e) (z)	2,281
4,750	Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R, 2.52%, 06/09/2030 (e) (z)	4,760
1,999	CIFC Funding 2017-I Ltd., Series 2017-1A, Class A, 2.67%, 04/23/2029 (e) (z)	2,014
2,997	CIFC Funding Ltd., Series 2017-2A, Class A, 2.55%, 04/20/2030 (e) (z)	3,009
4,028	Dryden 49 Senior Loan Fund, Series 2017-49A, Class A, 2.54%, 07/18/2030 (e) (z)	4,039
1,000	Flatiron CLO Ltd., Series 2013-1A, Class A1R, 2.46%, 01/17/2026 (e) (z)	1,000
2,414	GoldentTree Loan Management US CLO 1 Ltd., Series 2017-1A, Class A, 2.53%, 04/20/2029 (e) (z)	2,431
2,167	Grippen Park CLO Ltd., Series 2017-1A, Class A, 2.51%, 01/20/2030 (e) (z)	2,180
2,073	LCM XV LP, Series 15A, Class AR, 2.43%, 07/20/2030 (e) (z)	2,073
3,620	LCM XVI LP, Series 16A, Class AR, 2.33%, 07/15/2026 (e) (z)	3,618
2,593	Nassau Ltd., Series 2017-IA, Class A1A, 2.72%, 10/15/2029 (e) (z)	2,592
4,130	Neuberger Berman CLO XIV Ltd., Series 2013-14A, Class AR, 2.56%, 01/28/2030 (e) (z)	4,130
1,832	Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class A, 2.33%, 04/19/2030 (e) (z)	1,836
4,160	OCP CLO Ltd., Series 2017-13A, Class A1A, 2.56%, 07/15/2030 (e) (z)	4,163
1,627	Octagon Investment Partners 30 Ltd., Series 2017-1A, Class A1, 2.63%, 03/17/2030 (e) (z)	1,644
250	OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.46%, 07/22/2025 (e) (z)	250
3,161	Race Point VIII CLO Ltd., Series 2013-8A, Class AR, 2.66%, 02/20/2030 (e) (z)	3,177
2,200	Renew Financial Group LLC, Series 2017-1A, Class B, 5.75%, 09/20/2052 (e)	2,231
3,330	Sound Point CLO IV Ltd., Series 2013-3A, Class AR, 2.41%, 01/21/2026 (e) (z)	3,331

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Cayman Islands — continued
	4,630	TCI-Cent CLO Income Note Issuer Ltd., Series 2017-1A, Class A1, 2.59%, 07/25/2030 (e) (z)	4,641
		THL Credit Wind River CLO Ltd.,
	1,335	Series 2017-1A, Class A, 2.64%, 04/18/2029 (e) (z)	1,337
	4,680	Series 2017-2A, Class A, 2.54%, 07/20/2030 (e) (z)	4,680
	2,456	TIAA CLO II Ltd., Series 2017-1A, Class A, 2.49%, 04/20/2029 (e) (z)	2,471
	3,620	TRESTLES CLO Ltd., Series 2017-1A, Class A1A, 2.59%, 07/25/2029 (e) (z)	3,627
	4,335	VOYA CLO, Series 2017-2A, Class A1, 2.51%, 06/07/2030 (e) (z)	4,347

			76,424

		Ireland — 0.0% (g)
	785	Trafigura Securitisation Finance plc, Series 2014-1A, Class B, 3.48%, 10/15/2021 (e) (z) (bb)	785

		Italy — 0.0% (g)
EUR	7	Italfinance Securitisation Vehicle SRL, Reg. S, Series 2005-1, Class A, 03/14/2023 (z)	8

		United States — 1.4%
	100	ABFC Trust, Series 2004-OPT2, Class M2, 2.73%, 07/25/2033 (z) (bb)	96
	99	ACE Securities Corp. Home Equity Loan Trust, Series 2004-OP1, Class M2, 2.81%, 04/25/2034 (z) (bb)	95
	891	American Airlines Pass-Through Trust, Series 2015-1, Class B, 3.70%, 05/01/2023	885
		Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
	98	Series 2003-W7, Class M2, 3.86%, 03/25/2034 (z) (bb)	96
	106	Series 2004-W3, Class A3, 2.05%, 02/25/2034 (z) (bb)	98
	35	Bear Stearns Asset-Backed Securities Trust, Series 2002-1, Class 1A5, SUB, 6.89%, 12/25/2034 (bb)	35
	1,200	CLUB Credit Trust, Series 2017-NP1, Class C, 5.13%, 04/17/2023 (e)	1,208
	176	Consumer Credit Origination Loan Trust, Series 2015-1, Class B, 5.21%, 03/15/2021 (e) (bb)	176
	125	Continental Airlines Pass-Through Trust, Series 2007-1, Class A, 5.98%, 04/19/2022	138

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	5

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Asset-Backed Securities — continued
		United States — continued
		Countrywide Asset-Backed Certificates,
70		Series 2002-4, Class M1, 2.36%, 12/25/2032 (z) (bb)	69
133		Series 2004-2, Class M1, 1.98%, 05/25/2034 (z) (bb)	132
15		Series 2004-BC1, Class M3, 3.33%, 10/25/2033 (z) (bb)	14
3,079		Series 2004-ECC2, Class M2, 2.21%, 12/25/2034 (z) (bb)	3,035
1,888		Series 2005-AB3, Class 1A1, 1.48%, 02/25/2036 (z) (bb)	1,806
11		Credit-Based Asset Servicing & Securitization LLC, Series 2005-CB5, Class AV3, 1.62%, 08/25/2035 (z) (bb)	11
		Exeter Automobile Receivables Trust,
—	(h)	Series 2013-2A, Class C, 4.35%, 01/15/2019 (e)	1
165		Series 2014-3A, Class B, 2.77%, 11/15/2019 (e)	165
124		First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A1, 1.95%, 08/25/2034 (z) (bb)	121
860		FirstKey Lending Trust, Series 2015-SFR1, Class D, 4.37%, 03/09/2047 (e) (z) (bb)	869
198		Flagship Credit Auto Trust, Series 2014-2, Class C, 3.95%, 12/15/2020 (e)	200
52		Fremont Home Loan Trust, Series 2004-2, Class M2, 2.16%, 07/25/2034 (z)	52
340		GMAT Trust, Series 2013-1A, Class M, 5.00%, 11/25/2043 (e) (z) (bb)	300
39		Home Equity Asset Trust, Series 2004-6, Class M2, 2.13%, 12/25/2034 (z) (bb)	37
2,000		Kabbage Asset Securitization LLC, Series 2017-1, Class C, 8.00%, 03/15/2022 (e)	2,088
3,178		LV Tower 52 Issuer, Series 2013-1, Class M, 7.75%, 02/15/2023 (e) (bb)	3,193
85		Merrill Lynch Mortgage Investors Trust, Series 2003-OPT1, Class M1, 2.21%, 07/25/2034 (z) (bb)	83
141		Mid-State Capital Corp. Trust, Series 2006-1, Class M2, 6.74%, 10/15/2040 (e) (bb)	160
75		Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-HE1, Class M1, 2.09%, 01/25/2034 (z) (bb)	74
70		New Century Home Equity Loan Trust, Series 2003-4, Class M2, 3.96%, 10/25/2033 (z) (bb)	69
1,927		NRPL Trust, Series 2015-2A, Class A1, SUB, 3.75%, 10/25/2057 (e) (bb)	1,930

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	OneMain Financial Issuance Trust,
300	Series 2014-1A, Class B, 3.24%, 06/18/2024 (e) (bb)	300
182	Series 2014-2A, Class C, 4.33%, 09/18/2024 (e) (bb)	183
151	Series 2014-2A, Class D, 5.31%, 09/18/2024 (e) (bb)	153
1,266	Series 2015-1A, Class A, 3.19%, 03/18/2026 (e)	1,281
608	Series 2015-1A, Class C, 5.12%, 03/18/2026 (e)	623
1,170	Oportun Funding VI LLC, Series 2017-A, Class B, 3.97%, 06/08/2023 (e) (z)	1,164
340	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCH1, Class M3, 2.07%, 01/25/2036 (z) (bb)	340
108	People’s Choice Home Loan Securities Trust, Series 2004-2, Class M1, 2.13%, 10/25/2034 (z) (bb)	108
1,400	Progress Residential Trust, Series 2015-SFR2, Class D, 3.68%, 06/12/2032 (e) (bb)	1,423
2,214	RASC Trust, Series 2005-EMX1, Class M1, 1.88%, 03/25/2035 (z) (bb)	2,197
	Renaissance Home Equity Loan Trust,
947	Series 2004-1, Class M1, 2.10%, 05/25/2034 (z) (bb)	914
587	Series 2005-1, Class AF6, SUB, 4.97%, 05/25/2035 (bb)	600
910	Series 2005-2, Class M1, SUB, 5.05%, 08/25/2035 (bb)	794
231	Saxon Asset Securities Trust, Series 2004-3, Class M1, 2.13%, 12/26/2034 (z) (bb)	217
159	Structured Asset Investment Loan Trust, Series 2003-BC10, Class A4, 2.23%, 10/25/2033 (z) (bb)	157
630	US Airways Pass-Through Trust, Class B, 5.38%, 11/15/2021	667
107	VOLT XIX LLC, Series 2014-NP11, Class A1, SUB, 3.88%, 04/25/2055 (e) (bb)	107
1,517	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.50%, 06/26/2045 (e)	1,520
1,828	VOLT XXXVIII LLC, Series 2015-NP12, Class A1, SUB, 3.88%, 09/25/2045 (e) (bb)	1,836

		31,820

	Total Asset-Backed Securities (Cost $108,186)	109,037

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Collateralized Mortgage Obligations — 2.0%
		Italy — 0.0% (g)
EUR	120	Intesa Sec SpA, Reg. S, Series 3, Class B, 10/30/2033 (z) (bb)	142

		Spain — 0.0% (g)
EUR	19	TDA 13-Mixto FTA, Series 13, Class A2 09/30/2032 (z)	23

		United States — 2.0%
		Alternative Loan Trust
	105	Series 2005-6CB, Class 1A6, 5.50%, 04/25/2035	106
	1,810	Series 2005-21CB, Class A17, 6.00%, 06/25/2035	1,827
	123	Chase Mortgage Finance Trust, Series 2007-A1, Class 2A3, 3.69%, 02/25/2037 (z)	125
	1,339	DSLA Mortgage Loan Trust, Series 2005-AR4, Class 2A1A, 1.49%, 08/19/2045 (z)	1,258
		FHLMC REMIC
	194	Series 3110, Class SL, IF, IO, 4.92%, 02/15/2026 (z)	14
	702	Series 3459, Class JS, IF, IO, 5.02%, 06/15/2038 (z)	96
	227	Series 3716, Class PI, IO, 4.50%, 04/15/2038	19
	837	Series 3775, Class LI, IO, 3.50%, 12/15/2020	33
	744	Series 3907, Class AI, IO, 5.00%, 05/15/2040	80
	3,050	Series 3907, Class SW, IF, IO, 5.42%, 07/15/2026 (z)	399
	1,108	Series 3914, Class LS, IF, IO, 5.57%, 08/15/2026 (z)	140
	501	Series 4018, Class HI, IO, 4.50%, 03/15/2041	79
	683	Series 4030, Class IL, IO, 3.50%, 04/15/2027	66
	2,774	Series 4043, Class PI, IO, 2.50%, 05/15/2027	218
	235	Series 4056, Class BI, IO, 3.00%, 05/15/2027	22
	1,651	Series 4057, Class UI, IO, 3.00%, 05/15/2027	149
	520	Series 4073, Class IQ, IO, 4.00%, 07/15/2042	103
	2,095	Series 4097, Class CI, IO, 3.00%, 08/15/2027	189
	610	Series 4119, Class LI, IO, 3.50%, 06/15/2039	69
	1,254	Series 4120, Class UI, IO, 3.00%, 10/15/2027	118

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
257	Series 4136, Class IN, IO, 3.00%, 11/15/2027	26
250	Series 4146, Class AI, IO, 3.00%, 12/15/2027	23
1,204	Series 4173, Class I, IO, 4.00%, 03/15/2043	244
821	Series 4215, Class LI, IO, 3.50%, 07/15/2041	113
1,598	Series 4280, Class KI, IO, 3.50%, 09/15/2031	144
697	Series 4304, Class DI, IO, 2.50%, 01/15/2027	53
2,015	Series 4311, Class QI, IO, 3.00%, 10/15/2028	181
2,066	Series 4313, Class UI, IO, 3.00%, 03/15/2029	225
423	Series 4323, Class IW, IO, 3.50%, 04/15/2028	42
1,059	Series 4324, Class AI, IO, 3.00%, 11/15/2028	84
699	Series 4351, Class GI, IO, 5.00%, 11/15/2019	7
1,786	Series 4372, Class SY, IF, IO, 4.87%, 08/15/2044 (z)	301
3,167	Series 4585, Class JI, IO, 4.00%, 05/15/2045	571
18,710	Series 4689, Class SD, IF, IO, 4.92%, 06/15/2047 (z)	4,190
8,297	Series 4694, Class SA, IF, IO, 4.87%, 06/15/2047 (z)	1,925
411	FHLMC STRIPS, Series 305, Class IO, IO, 3.50%, 03/15/2028	44
29	First Horizon Mortgage Pass-Through Trust, Series 2005-5, Class 1A6, 5.50%, 10/25/2035	28
	FNMA REMIC
809	Series 2009-101, Class SI, IF, IO, 4.52%, 12/25/2039 (z)	87
211	Series 2010-102, Class IP, IO, 5.00%, 12/25/2039	17
934	Series 2011-144, Class SA, IF, IO, 5.42%, 11/25/2025 (z)	90
232	Series 2012-25, Class AI, IO, 3.50%, 03/25/2027	25
4,290	Series 2012-93, Class SE, IF, IO, 4.87%, 09/25/2042 (z)	931
1,127	Series 2012-93, Class SG, IF, IO, 4.87%, 09/25/2042 (z)	217
361	Series 2012-107, Class IG, IO, 3.50%, 10/25/2027	38

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	7

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Collateralized Mortgage Obligations — continued
	United States — continued
301	Series 2012-118, Class DI, IO, 3.50%, 01/25/2040	33
1,148	Series 2012-120, Class DI, IO, 3.00%, 03/25/2031	108
246	Series 2012-128, Class KI, IO, 3.00%, 11/25/2027	22
8,881	Series 2012-133, Class NS, IF, IO, 4.92%, 12/25/2042 (z)	1,993
253	Series 2012-144, Class EI, IO, 3.00%, 01/25/2028	23
443	Series 2012-144, Class SK, IF, IO, 4.87%, 01/25/2043 (z)	91
2,725	Series 2012-145, Class EI, IO, 3.00%, 01/25/2028	251
311	Series 2012-148, Class JI, IO, 3.50%, 12/25/2039	36
283	Series 2012-150, Class BI, IO, 3.00%, 01/25/2028	26
315	Series 2013-5, Class BI, IO, 3.50%, 03/25/2040	35
231	Series 2013-9, Class IO, IO, 3.00%, 02/25/2028	21
278	Series 2013-9, Class YI, IO, 3.50%, 02/25/2028	29
3,975	Series 2013-15, Class IO, IO, 2.50%, 03/25/2028	317
345	Series 2013-15, Class QI, IO, 3.00%, 03/25/2028	32
1,304	Series 2013-18, Class AI, IO, 3.00%, 03/25/2028	117
274	Series 2013-26, Class IJ, IO, 3.00%, 04/25/2028	24
1,359	Series 2013-31, Class DI, IO, 3.00%, 04/25/2028	142
258	Series 2013-31, Class YI, IO, 3.50%, 04/25/2028	27
8,227	Series 2013-61, Class HI, IO, 3.00%, 06/25/2033	1,124
1,628	Series 2013-64, Class LI, IO, 3.00%, 06/25/2033	233
11,997	Series 2013-66, Class IE, IO, 3.00%, 08/25/2032	1,311
2,787	Series 2014-35, Class KI, IO, 3.00%, 06/25/2029	324
1,755	Series 2014-44, Class QI, IO, 3.00%, 08/25/2029	156
5,008	Series 2015-48, Class ST, IF, IO, 4.39%, 07/25/2045 (z)	1,033
17,004	Series 2016-61, Class ST, IF, IO, 4.77%, 09/25/2046 (z)	3,665

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
10,526	Series 2016-77, Class SA, IF, IO, 4.77%, 10/25/2046 (z)	2,308
13,518	Series 2016-86, Class ST, IF, IO, 4.77%, 11/25/2046 (z)	2,970
	FNMA STRIPS
2,134	Series 401, Class C6, IO, 4.50%, 10/25/2029	167
759	Series 409, Class 23, IO, 3.50%, 04/25/2027 (z)	70
6,501	Series 410, Class C12, IO, 5.50%, 07/25/2024	430
	GNMA
1,480	Series 2002-24, Class AG, IF, IO, 6.72%, 04/16/2032 (z)	273
1,296	Series 2003-69, Class SB, IF, IO, 5.37%, 08/16/2033 (z)	258
959	Series 2011-13, Class S, IF, IO, 4.72%, 01/16/2041 (z)	154
166	GSMSC Pass-Through Trust, Series 2008-2R, Class 2A1, 7.50%, 10/25/2036 (e) (z)	119
234	HarborView Mortgage Loan Trust, Series 2007-6, Class 2A1A, 1.42%, 08/19/2037 (z)	218
464	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-1, Class 5A1, 3.37%, 02/25/2035 (z)	462
	Wells Fargo Mortgage-Backed Securities Trust
1,265	Series 2004-BB, Class A5, 3.09%, 01/25/2035 (z)	1,280
2,389	Series 2004-M, Class A1, 3.51%, 08/25/2034 (z)	2,452
2,609	Series 2004-N, Class A6, 3.48%, 08/25/2034 (z)	2,628
2,609	Series 2004-N, Class A7, 3.48%, 08/25/2034 (z)	2,627
1,773	Series 2005-AR2, Class 2A1, 3.17%, 03/25/2035 (z)	1,776
407	Series 2005-AR2, Class 2A2, 3.17%, 03/25/2035 (z)	411
352	Series 2005-AR4, Class 2A2, 3.33%, 04/25/2035 (z)	353
576	Series 2005-AR16, Class 3A1, 3.28%, 03/25/2035 (z)	578
53	Series 2007-2, Class 3A5, 5.25%, 03/25/2037	55

		45,478

	Total Collateralized Mortgage Obligations (Cost $45,215)	45,643

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — 5.2%
	Cayman Islands — 0.1%
860	PFP Ltd., Series 2017-3, Class D, 4.73%, 01/14/2035 (e) (z) (bb)	864

	United States — 5.1%
	Banc of America Commercial Mortgage Trust,
1,300	Series 2006-1, Class E, 5.93%, 09/10/2045 (e) (z)	1,326
1,455	Series 2007-3, Class B, 5.88%, 06/10/2049 (z) (bb)	1,465
40	Series 2007-4, Class AJ, 6.15%, 02/10/2051 (z)	41
2,644	BANK, Series 2017-BNK6, Class D, 3.10%, 07/15/2060 (e) (bb)	2,168
	Bear Stearns Commercial Mortgage Securities Trust,
3,676	Series 2006-PW13, Class B, 5.66%, 09/11/2041 (e) (z) (bb)	3,696
705	Series 2006-PW14, Class AJ, 5.27%, 12/11/2038	704
3,825	Series 2007-PW17, Class AJ, 6.13%, 06/11/2050 (z)	3,830
3,435	CD Mortgage Trust, Series 2007-CD5, Class C, 6.56%, 11/15/2044 (z) (bb)	3,468
2,525	Citigroup Commercial Mortgage Trust, Series 2015-P1, Class D, 3.23%, 09/15/2048 (e)	2,073
	Commercial Mortgage Trust,
1,882	Series 2004-GG1, Class H, 6.59%, 06/10/2036 (e) (z) (bb)	1,901
1,840	Series 2014-CR15, Class D, 4.91%, 02/10/2047 (e) (z) (bb)	1,740
3,620	Series 2015-CR24, Class A5, 3.70%, 08/10/2048	3,849
1,070	Series 2015-CR24, Class D, 3.46%, 08/10/2048 (z) (bb)	849
2,870	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class AM, 5.42%, 02/15/2040	2,905
1,390	CSAIL Commercial Mortgage Trust, Series 2017-C8, Class C, 4.32%, 06/15/2050 (bb)	1,464
	FHLMC, Multifamily Structured Pass-Through Certificates,
31,545	Series K036, Class X3, IO, 2.18%, 12/25/2041 (z)	3,566
17,000	Series K038, Class X3, IO, 2.57%, 06/25/2042 (z)	2,396
30,520	Series K041, Class X3, IO, 1.70%, 11/25/2042 (z)	3,056

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
21,950	Series K042, Class X3, IO, 1.66%, 01/25/2043 (z)	2,160
39,625	Series K045, Class X3, IO, 1.55%, 04/25/2043 (z)	3,744
38,350	Series K046, Class X3, IO, 1.56%, 04/25/2043 (z)	3,675
28,400	Series K047, Class X3, IO, 1.55%, 06/25/2043 (z)	2,745
21,110	Series K050, Class X3, IO, 1.61%, 10/25/2043 (z)	2,175
15,770	Series K052, Class X3, IO, 1.67%, 01/25/2044 (z)	1,746
112,228	Series K718, Class X3, IO, 1.49%, 02/25/2043 (z)	6,474
28,597	FNMA ACES, Series 2016-M4, Class X2, IO, 2.80%, 01/25/2039 (z)	3,433
34,072	GNMA, Series 2013-48, Class IO, IO, 0.60%, 07/16/2054 (z)	1,542
	GS Mortgage Securities Trust,
548	Series 2007-GG10, Class AM, 5.93%, 08/10/2045 (z)	552
1,207	Series 2016-GS2, Class D, 2.75%, 05/10/2049 (e) (bb)	967
	JP Morgan Chase Commercial Mortgage Securities Trust,
100	Series 2005-LDP2, Class D, 4.94%, 07/15/2042 (z) (bb)	100
1,395	Series 2006-LDP8, Class C, 5.55%, 05/15/2045 (z)	1,388
3,030	Series 2007-LD11, Class AM, 6.16%, 06/15/2049 (z)	3,102
1,711	LB Commercial Mortgage Trust, Series 2007-C3, Class AJ, 6.10%, 07/15/2044 (z)	1,719
	LB-UBS Commercial Mortgage Trust,
3,342	Series 2006-C6, Class AJ, 5.45%, 09/15/2039 (z)	2,672
454	Series 2007-C1, Class C, 5.53%, 02/15/2040 (z) (bb)	454
6,030	Series 2007-C6, Class AJ, 6.46%, 07/15/2040 (z)	6,120
1,415	LMREC, Inc., Series 2016-CRE2, Class A, 2.94%, 11/24/2031 (e) (z)	1,432
	Morgan Stanley Bank of America Merrill Lynch Trust,
2,430	Series 2014-C14, Class D, 4.99%, 02/15/2047 (e) (z) (bb)	2,273
1,060	Series 2014-C19, Class D, 3.25%, 12/15/2047 (e) (bb)	856

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	9

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Commercial Mortgage-Backed Securities — continued
	United States — continued
	Morgan Stanley Capital I Trust,
2,305	Series 2005-HQ7, Class E, 5.30%, 11/14/2042 (z) (bb)	2,332
1,780	Series 2006-HQ8, Class C, 5.61%, 03/12/2044 (z) (bb)	1,765
255	Series 2006-HQ8, Class D, 5.61%, 03/12/2044 (z) (bb)	223
2,630	Series 2006-HQ9, Class D, 5.86%, 07/12/2044 (z) (bb)	2,625
1,473	Series 2006-HQ10, Class AJ, 5.39%, 11/12/2041 (z)	1,474
2,374	Series 2007-HQ11, Class AJ, 5.51%, 02/12/2044 (z)	2,327
	Wachovia Bank Commercial Mortgage Trust,
100	Series 2005-C21, Class F, 5.47%, 10/15/2044 (e) (z) (bb)	90
1,469	Series 2006-C29, Class AJ, 5.37%, 11/15/2048 (z)	1,472
4,000	Series 2007-C31, Class AJ, 5.66%, 04/15/2047 (z)	4,061
2,530	Series 2007-C33, Class AJ, 6.19%, 02/15/2051 (z)	2,595
2,600	Series 2007-C33, Class B, 6.19%, 02/15/2051 (z) (bb)	2,493
2,600	Series 2007-C33, Class C, 6.19%, 02/15/2051 (z) (bb)	2,308
250	Series 2007-C34, Class AJ, 6.27%, 05/15/2046 (z)	254
	Wells Fargo Commercial Mortgage Trust,
1,370	Series 2010-C1, Class C, 5.79%, 11/15/2043 (e) (z) (bb)	1,468
1,250	Series 2015-NXS2, Class A5, 3.77%, 07/15/2058 (z)	1,335
1,276	Series 2016-BNK1, Class D, 3.00%, 08/15/2049 (e) (bb)	1,041

		117,689

	Total Commercial Mortgage-Backed Securities (Cost $119,277)	118,553

SHARES
Common Stocks — 0.1%
	Colombia — 0.1%
47	Frontera Energy Corp. (a)	1,309

	Ireland — 0.0% (g)
14	Frontera Energy Corp. SL (a)	437

	New Zealand — 0.0% (g)
4	UCI Holdings LLC (a) (bb)	73

SHARES		SECURITY DESCRIPTION	VALUE

		United States — 0.0% (g)
	1	Goodman Private (a) (bb)	—
	3	NII Holdings, Inc. (a)	2
	4	Penn Virginia Corp. (a)	159
	2	Stone Energy Corp. (a)	49
	6	Vistra Energy Corp.	110

			320

		Total Common Stocks (Cost $2,659)	2,139

PRINCIPAL AMOUNT
	Convertible Bonds — 3.1%
		China — 0.2%
	3,205	Ctrip.com International Ltd., 1.00%, 07/01/2020	3,604

		Netherlands — 0.1%
	1,565	NXP Semiconductors NV, 1.00%, 12/01/2019	1,892

		South Korea — 0.0% (g)
	700	MagnaChip Semiconductor SA, 5.00%, 03/01/2021 (e)	1,066

		United Arab Emirates — 0.0% (g)
EUR	800	Aabar Investments PJSC, Reg. S, Series UCG, 0.50%, 03/27/2020	847

		United States — 2.8%
	1,490	Aerojet Rocketdyne Holdings, Inc., 2.25%, 12/15/2023 (e)	1,936
	3,320	Cypress Semiconductor Corp., 4.50%, 01/15/2022	4,098
	1,990	Envestnet, Inc., 1.75%, 12/15/2019	2,017
		Finisar Corp.,
	1,910	0.50%, 12/15/2033	2,065
	2,570	0.50%, 12/15/2036 (e)	2,471
	3,265	General Cable Corp., SUB, 4.50%, 11/15/2029	2,732
	1,495	II-VI, Inc., 0.25%, 09/01/2022 (e)	1,571
	2,395	Liberty Expedia Holdings, Inc., 1.00%, 06/30/2047 (e)	2,545
	1,640	Liberty Media Corp.-Liberty Formula One, 1.00%, 01/30/2023 (e)	1,980
	3,560	Live Nation Entertainment, Inc., 2.50%, 05/15/2019	4,397
	1,275	Medidata Solutions, Inc., 1.00%, 08/01/2018	1,701
	3,670	Nabors Industries, Inc., 0.75%, 01/15/2024 (e)	2,661
	550	Newpark Resources, Inc., 4.00%, 10/01/2017	549
	3,355	Nuance Communications, Inc., 1.50%, 11/01/2035	3,351

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Convertible Bonds — continued
		United States — continued
	2,085	Oasis Petroleum, Inc., 2.63%, 09/15/2023	1,931
	3,470	ON Semiconductor Corp., 1.00%, 12/01/2020	3,973
	2,440	Red Hat, Inc., 0.25%, 10/01/2019	3,671
	2,970	Shutterfly, Inc., 0.25%, 05/15/2018	2,944
	1,700	SM Energy Co., 1.50%, 07/01/2021	1,495
	2,750	Square, Inc., 0.38%, 03/01/2022 (e)	3,638
	3,225	Teradyne, Inc., 1.25%, 12/15/2023 (e)	4,162
	805	Wabash National Corp., 3.38%, 05/01/2018	1,477
	1,855	Web.com Group, Inc., 1.00%, 08/15/2018	1,840
	3,805	Zillow Group, Inc., 2.00%, 12/01/2021 (e)	4,078

			63,283

		Total Convertible Bonds (Cost $66,375)	70,692

	Corporate Bonds — 57.2%
		Argentina — 0.3%
	2,630	Pampa Energia SA, 7.38%, 07/21/2023 (e)	2,843
		YPF SA,
	2,660	6.95%, 07/21/2027 (e)	2,832
	700	Reg. S, 8.50%, 03/23/2021	794

			6,469

		Australia — 0.2%
	2,165	Australia & New Zealand Banking Group Ltd., (USD Swap Semi 5 Year + 5.17%), 6.75%, 06/15/2026 (e) (x) (y) (aa)	2,420
GBP	1,240	BHP Billiton Finance Ltd., Reg. S, (GBP 5 year swap rate + 4.82%), 6.50%, 10/22/2077 (aa)	1,862
	840	Macquarie Bank Ltd., (5-Year Swap Rate + 3.70%), 6.13%, 03/08/2027 (e) (x) (y) (aa)	865
	35	Nufarm Australia Ltd., 6.38%, 10/15/2019 (e)	36

			5,183

		Barbados — 0.0% (g)
	340	Columbus Cable Barbados Ltd., Reg. S, 7.38%, 03/30/2021	363

		Belgium — 0.7%
		Anheuser-Busch InBev Finance, Inc.,
	4,565	3.65%, 02/01/2026	4,756
	2,055	4.90%, 02/01/2046	2,341
EUR	900	Anheuser-Busch InBev SA/NV, Reg. S, 2.00%, 03/17/2028	1,141
EUR	1,970	KBC Group NV, Reg. S, (EUR 5 year swap rate + 4.76%), 5.63%, 03/19/2019 (x) (y) (aa)	2,430
EUR	625	Nyrstar Netherlands Holdings BV, Reg. S, 6.88%, 03/15/2024	763
EUR	1,750	Ontex Group NV, Reg. S, 4.75%, 11/15/2021	2,149

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Belgium — continued
EUR	2,200	Solvay Finance SA, Reg. S, (EUR 5 year swap rate + 3.70%), 5.42%, 11/12/2023 (x) (y) (aa)	3,005

			16,585

		Brazil — 0.9%
	900	Banco Daycoval SA, Reg. S, 5.75%, 03/19/2019	927
	1,200	Banco do Brasil SA, Reg. S, 5.88%, 01/26/2022	1,270
	700	Banco Votorantim SA, Reg. S, 7.38%, 01/21/2020	747
	437	Centrais Eletricas Brasileiras SA, Reg. S, 6.88%, 07/30/2019	464
	760	Eldorado Intl. Finance GmbH, 8.63%, 06/16/2021 (e)	773
		JBS USA LUX SA,
	236	5.75%, 06/15/2025 (e)	236
	1,137	5.88%, 07/15/2024 (e)	1,144
	2,600	Minerva Luxembourg SA, Reg. S, 6.50%, 09/20/2026	2,606
		Petrobras Global Finance BV,
	857	7.25%, 03/17/2044	885
	1,553	7.38%, 01/17/2027	1,713
	3,681	8.38%, 05/23/2021	4,180
	83	8.75%, 05/23/2026	99
	2,430	Suzano Austria GmbH, 5.75%, 07/14/2026 (e)	2,637
	1,950	Votorantim Cimentos SA, Reg. S, 7.25%, 04/05/2041	2,050

			19,731

		Canada — 0.8%
	188	ATS Automation Tooling Systems, Inc., 6.50%, 06/15/2023 (e)	197
		Baytex Energy Corp.,
	100	5.13%, 06/01/2021 (e)	90
	115	5.63%, 06/01/2024 (e)	97
		Bombardier, Inc.,
	40	4.75%, 04/15/2019 (e)	41
	357	6.13%, 01/15/2023 (e)	366
	461	7.50%, 03/15/2025 (e)	491
	333	8.75%, 12/01/2021 (e)	378
	230	Cascades, Inc., 5.50%, 07/15/2022 (e)	238
	2,600	Cenovus Energy, Inc., 6.75%, 11/15/2039	2,810
		Concordia International Corp.,
	307	7.00%, 04/15/2023 (e)	51
	475	9.00%, 04/01/2022 (e)	342

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	11

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	Canada — continued
241	Cott Holdings, Inc., 5.50%, 04/01/2025 (e)	253
2,025	Encana Corp., 6.50%, 08/15/2034	2,313
540	GW Honos Security Corp., 8.75%, 05/15/2025 (e)	577
321	Kronos Acquisition Holdings, Inc., 9.00%, 08/15/2023 (e)	318
325	Lundin Mining Corp., 7.88%, 11/01/2022 (e)	354
	Mattamy Group Corp.,
194	6.50%, 11/15/2020 (e)	198
44	6.88%, 12/15/2023 (e)	45
	MEG Energy Corp.,
800	6.38%, 01/30/2023 (e)	639
1,035	6.50%, 01/15/2025 (e)	961
	New Red Finance Inc.
1,074	4.25%, 05/15/2024 (e)	1,087
1,410	6.00%, 04/01/2022 (e)	1,457
	NOVA Chemicals Corp.,
220	5.00%, 05/01/2025 (e)	219
80	5.25%, 08/01/2023 (e)	83
295	Open Text Corp., 5.63%, 01/15/2023 (e)	311
350	Precision Drilling Corp., 5.25%, 11/15/2024	305
1,625	Quebecor Media, Inc., 5.75%, 01/15/2023	1,739
120	Teck Resources Ltd., 8.50%, 06/01/2024 (e)	138
357	Transcanada Trust, (USD 3 Month LIBOR + 3.53%), 5.63%, 05/20/2075 (aa)	378
	Videotron Ltd.,
100	5.13%, 04/15/2027 (e)	103
1,300	5.38%, 06/15/2024 (e)	1,386

		17,965

	Chile — 0.1%
1,300	Empresa Electrica Guacolda SA, Reg. S, 4.56%, 04/30/2025	1,257
1,400	VTR Finance BV, Reg. S, 6.88%, 01/15/2024	1,486

		2,743

	China — 0.6%
700	Agile Group Holdings Ltd., Reg. S, 9.00%, 05/21/2020	757
1,600	Central Plaza Development Ltd., Reg. S, (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year + 10.53%), 7.13%, 12/02/2019 (x) (y) (aa)	1,701
1,600	Country Garden Holdings Co. Ltd., Reg. S, 7.50%, 03/09/2020	1,692
900	Franshion Brilliant Ltd., Reg. S, 5.75%, 03/19/2019	941

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		China — continued
	900	GOME Retail Holdings Ltd., Reg. S, 5.00%, 03/10/2020	912
	1,000	Keen Idea Global Ltd., Reg. S, 4.38%, 03/08/2020	1,004
	700	Moon Wise Global Ltd., Reg. S, (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year + 12.37%), 9.00%, 01/28/2019 (x) (y) (aa)	746
	900	Semiconductor Manufacturing International Corp., Reg. S, 4.13%, 10/07/2019	920
EUR	1,350	SMCP Group SAS, Reg. S, 5.88%, 05/01/2023	1,742
	900	Tianjin Infrastructure Construction & Investment Group Co. Ltd., Reg. S, 2.75%, 06/15/2019	898
	1,600	Times Property Holdings Ltd., Reg. S, 6.25%, 01/23/2020	1,642
	700	West China Cement Ltd., Reg. S, 6.50%, 09/11/2019	722

			13,677

		Colombia — 0.1%
	1,881	Frontera Energy Corp., Series AI, 10.00% (cash), 11/02/2021 (v)	2,100

		Denmark — 0.1%
		Danske Bank A/S,
GBP	195	Reg. S, (GBP 3 Month LIBOR + 1.94%), 5.37%, 09/29/2021 (aa)	263
EUR	380	Reg. S, (EUR 6 year swap rate + 4.64%), 5.75%, 04/06/2020 (x) (y) (aa)	485
EUR	1,700	Reg. S, (EUR 5 year swap rate + 5.47%), 5.88%, 04/06/2022 (x) (y) (aa)	2,246

			2,994

		Finland — 0.0% (g)
	181	Nokia OYJ, 4.38%, 06/12/2027	186

		France — 2.6%
EUR	1,200	Arkema SA, Reg. S, (EUR 5 year swap rate + 4.35%), 4.75%, 10/29/2020 (x) (y) (aa)	1,546
EUR	900	AXA SA, Reg. S, (Three-Month EURIBOR Futures + 4.35%), 5.12%, 07/04/2043 (aa)	1,287
		BPCE SA,
	2,500	5.15%, 07/21/2024 (e)	2,697
EUR	1,200	Reg. S, (EUR 5 year swap rate + 2.37%), 2.75%, 11/30/2027 (aa)	1,537
EUR	1,700	Casino Guichard Perrachon SA, Reg. S, 3.58%, 02/07/2025	2,127
	3,050	Credit Agricole SA, (5-Year Swap Rate + 6.19%), 8.12%, 12/23/2025 (e) (x) (y) (aa)	3,614
EUR	1,300	Elis SA, Reg. S, 3.00%, 04/30/2022	1,594

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		France — continued
EUR	450	Europcar Groupe SA, Reg. S, 5.75%, 06/15/2022	566
EUR	1,000	Faurecia, Reg. S, 3.63%, 06/15/2023	1,255
EUR	1,850	Fnac Darty SA, Reg. S, 3.25%, 09/30/2023	2,315
EUR	1,000	Horizon Holdings I SAS, Reg. S, 7.25%, 08/01/2023	1,274
EUR	1,000	Horizon Parent Holdings Sarl, 8.25% (cash), 02/15/2022 (v)	1,271
EUR	1,000	La Financiere Atalian SAS, Reg. S, 4.00%, 05/15/2024	1,241
EUR	2,250	Loxam SAS, Reg. S, 4.25%, 04/15/2024	2,879
		NEW Areva Holding SA,
EUR	1,500	4.38%, 11/06/2019	1,914
EUR	1,750	4.88%, 09/23/2024	2,315
EUR	500	Reg. S, 3.25%, 09/04/2020	624
EUR	1,000	NewCo Sab MidCo SASU, Reg. S, 5.38%, 04/15/2025	1,242
EUR	1,450	Novafives SAS, Reg. S, 4.50%, 06/30/2021	1,752
EUR	3,250	Peugeot SA, Reg. S, 2.38%, 04/14/2023	4,101
EUR	2,500	Rexel SA, Reg. S, 2.63%, 06/15/2024	3,021
		SFR Group SA,
	2,900	6.00%, 05/15/2022 (e)	3,045
	250	6.25%, 05/15/2024 (e)	263
EUR	1,700	Reg. S, 5.38%, 05/15/2022	2,113
EUR	3,250	Reg. S, 5.63%, 05/15/2024	4,179
		Societe Generale SA,
	2,130	(USD Swap Semi 5 Year + 5.87%), 8.00%, 09/29/2025 (e) (x) (y) (aa)	2,449
EUR	850	Reg. S, (EUR 5 year swap rate + 5.54%), 6.75%, 04/07/2021 (x) (y) (aa)	1,113
EUR	1,800	SPIE SA, Reg. S, 3.13%, 03/22/2024	2,230
EUR	1,750	TOTAL SA, Reg. S, (EUR 5 year swap rate + 3.78%), 3.88%, 05/18/2022 (x) (y) (aa)	2,255
EUR	1,000	Verallia Packaging SASU, Reg. S, 5.13%, 08/01/2022	1,261

			59,080

		Germany — 2.0%
EUR	200	Allianz SE, Reg. S, (Three-Month EURIBOR Futures + 3.35%), 3.10%, 07/06/2047 (aa)	258
EUR	1,850	CeramTec Group GmbH, Reg. S, 8.25%, 08/15/2021	2,323
EUR	500	Commerzbank AG, 7.75%, 03/16/2021	730
	3,065	Deutsche Bank AG, 4.25%, 10/14/2021	3,235
EUR	900	Douglas GmbH, Reg. S, 6.25%, 07/15/2022	1,154
		Fresenius Medical Care US Finance II, Inc.,
	295	4.75%, 10/15/2024 (e)	320
	272	5.88%, 01/31/2022 (e)	305

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Germany — continued
EUR	600	Hapag-Lloyd AG, Reg. S, 6.75%, 02/01/2022	766
EUR	1,130	HP Pelzer Holding GmbH, Reg. S, 4.13%, 04/01/2024	1,381
		IHO Verwaltungs GmbH,
	346	4.75% (cash), 09/15/2026 (e) (v)	349
EUR	1,450	3.25% (cash), 09/15/2023 (v)	1,784
EUR	500	Reg. S, 3.75% (cash), 09/15/2026 (v)	624
EUR	1,200	K+S AG, Reg. S, 3.00%, 06/20/2022	1,506
EUR	250	Kirk Beauty One GmbH, Reg. S, 8.75%, 07/15/2023	324
EUR	1,050	ProGroup AG, Reg. S, 5.13%, 05/01/2022	1,316
EUR	5,300	Schaeffler Finance BV, Reg. S, 3.25%, 05/15/2025	6,746
	4,410	Siemens Financieringsmaatschappij NV, 2.35%, 10/15/2026 (e)	4,199
EUR	2,300	thyssenkrupp AG, Reg. S, 1.38%, 03/03/2022	2,750
EUR	1,500	Unitymedia GmbH, Reg. S, 3.75%, 01/15/2027	1,803
		Unitymedia Hessen GmbH & Co. KG,
	180	5.50%, 01/15/2023 (e)	186
EUR	2,700	Reg. S, 4.00%, 01/15/2025	3,399
EUR	2,479	Reg. S, 5.13%, 01/21/2023	3,073
EUR	2,100	WEPA Hygieneprodukte GmbH, Reg. S, 3.75%, 05/15/2024	2,597
		ZF North America Capital, Inc.,
	167	4.50%, 04/29/2022 (e)	176
	1,244	4.75%, 04/29/2025 (e)	1,305
EUR	2,000	Reg. S, 2.75%, 04/27/2023	2,568

			45,177

		Greece — 0.0% (g)
EUR	450	OTE plc, Reg. S, 3.50%, 07/09/2020	562

		Guatemala — 0.1%
	700	Cementos Progreso Trust, Reg. S, 7.13%, 11/06/2023	743
	700	Comcel Trust, Reg. S, 6.88%, 02/06/2024	745

			1,488

		Hong Kong — 0.1%
	700	Shimao Property Holdings Ltd., Reg. S, 8.38%, 02/10/2022	772
	700	Studio City Co. Ltd., Reg. S, 7.25%, 11/30/2021	752

			1,524

		Indonesia — 0.1%
	900	Theta Capital Pte. Ltd., Reg. S, 7.00%, 04/11/2022	931

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	13

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Ireland — 1.3%
EUR	3,100	Allied Irish Banks plc, Reg. S, (EUR 5 year swap rate + 3.95%), 4.12%, 11/26/2025 (aa)	3,953
		Ardagh Packaging Finance plc,
	300	6.00%, 06/30/2021 (e)	308
	300	6.00%, 02/15/2025 (e)	318
	2,750	7.25%, 05/15/2024 (e)	3,034
EUR	1,700	Reg. S, 2.75%, 03/15/2024	2,074
EUR	1,500	Reg. S, 4.13%, 05/15/2023	1,901
EUR	2,707	Reg. S, 6.75%, 05/15/2024	3,609
		Bank of Ireland,
EUR	3,100	Reg. S, (EUR 5 year swap rate + 3.55%), 4.25%, 06/11/2024 (aa)	3,897
EUR	1,870	Reg. S, (EUR 5 year swap rate + 6.96%), 7.38%, 06/18/2020 (x) (y) (aa)	2,443
EUR	2,950	eircom Finance DAC, Reg. S, 4.50%, 05/31/2022	3,666
	935	James Hardie International Finance DAC, 5.88%, 02/15/2023 (e)	982
		Smurfit Kappa Acquisitions Unltd Co.,
EUR	600	Reg. S, 2.75%, 02/01/2025	745
EUR	2,900	Reg. S, 3.25%, 06/01/2021	3,733

			30,663

		Israel — 0.3%
EUR	400	Teva Pharmaceutical Finance Netherlands II BV, Reg. S, 1.13%, 10/15/2024	440
	6,515	Teva Pharmaceutical Finance Netherlands III BV, 3.15%, 10/01/2026	5,967

			6,407

		Italy — 2.0%
EUR	700	Autostrade per l’Italia SpA, Reg. S, 1.88%, 11/04/2025	880
EUR	1,500	Buzzi Unicem SpA, Reg. S, 2.13%, 04/28/2023	1,870
	3,570	Enel Finance International NV, 3.63%, 05/25/2027 (e)	3,614
		Enel SpA,
EUR	1,050	Reg. S, (EUR 5 year swap rate + 5.24%), 6.50%, 01/10/2074 (aa)	1,344
GBP	1,750	Reg. S, (GBP SWAP 5 YR + 5.66%), 7.75%, 09/10/2075 (aa)	2,585
		Intesa Sanpaolo SpA,
	5,880	3.88%, 07/14/2027 (e)	5,894
EUR	600	Reg. S, 6.63%, 09/13/2023	886
		Leonardo SpA,
EUR	4,000	4.50%, 01/19/2021	5,371
EUR	500	4.88%, 03/24/2025	723

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Italy — continued
		N&W Global Vending SpA,
EUR	100	7.00%, 10/15/2023 (e)	125
EUR	1,700	Reg. S, 7.00%, 10/15/2023	2,128
EUR	1,600	Saipem Finance International BV, Reg. S, 3.75%, 09/08/2023	1,972
EUR	500	Snaitech SpA, Reg. S, 6.38%, 11/07/2021	639
		Telecom Italia SpA,
EUR	4,850	Reg. S, 3.25%, 01/16/2023	6,376
EUR	4,000	Reg. S, 3.63%, 05/25/2026	5,299
		Wind Acquisition Finance SA,
	1,115	7.38%, 04/23/2021 (e)	1,159
EUR	400	Reg. S, 4.00%, 07/15/2020	482
EUR	3,550	Reg. S, 7.00%, 04/23/2021	4,397

			45,744

		Jamaica — 0.1%
		Digicel Group Ltd.,
	1,574	Reg. S, 7.13%, 04/01/2022	1,397
	900	Reg. S, 8.25%, 09/30/2020	868

			2,265

		Japan — 0.2%
		SoftBank Group Corp.,
	200	4.50%, 04/15/2020 (e)	207
EUR	3,500	Reg. S, 4.00%, 07/30/2022	4,541

			4,748

		Jordan — 0.0% (g)
	900	Hikma Pharmaceuticals plc, Reg. S, 4.25%, 04/10/2020	911

		Kazakhstan — 0.4%
	1,700	Nostrum Oil & Gas Finance BV, 8.00%, 07/25/2022 (e)	1,729
	1,600	Samruk-Energy JSC, Reg. S, 3.75%, 12/20/2017	1,594
	5,040	Tengizchevroil Finance Co. International Ltd., 4.00%, 08/15/2026 (e)	5,024

			8,347

		Kuwait — 0.1%
	2,400	Kuwait Projects Co. SPC Ltd., Reg. S, 5.00%, 03/15/2023	2,556

		Luxembourg — 2.8%
		Altice Financing SA,
	900	6.63%, 02/15/2023 (e)	952
	600	7.50%, 05/15/2026 (e)	657
EUR	3,450	Reg. S, 5.25%, 02/15/2023	4,329

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Luxembourg — continued
		Altice Luxembourg SA,
	200	7.63%, 02/15/2025 (e)	216
	1,750	7.75%, 05/15/2022 (e)	1,857
EUR	1,800	Reg. S, 6.25%, 02/15/2025	2,327
EUR	4,575	Reg. S, 7.25%, 05/15/2022	5,783
		ArcelorMittal,
	1,465	6.75%, 02/25/2022	1,648
EUR	2,050	Reg. S, 2.88%, 07/06/2020	2,597
EUR	2,300	Reg. S, 3.13%, 01/14/2022	2,976
EUR	3,570	Auris Luxembourg II SA, Reg. S, 8.00%, 01/15/2023	4,526
	1,750	FAGE International SA, 5.63%, 08/15/2026 (e)	1,785
EUR	675	Galapagos SA, Reg. S, 5.38%, 06/15/2021	815
		Garfunkelux Holdco 3 SA,
EUR	1,950	Reg. S, 7.50%, 08/01/2022	2,478
GBP	2,100	Reg. S, 8.50%, 11/01/2022	2,900
EUR	3,000	INEOS Finance plc, Reg. S, 4.00%, 05/01/2023	3,696
		INEOS Group Holdings SA,
	1,000	5.63%, 08/01/2024 (e)	1,030
EUR	850	Reg. S, 5.38%, 08/01/2024	1,081
		Intelsat Jackson Holdings SA,
	902	5.50%, 08/01/2023	753
	867	7.25%, 10/15/2020	825
	2,415	7.50%, 04/01/2021	2,265
	1,212	8.00%, 02/15/2024 (e)	1,305
EUR	800	Matterhorn Telecom Holding SA, Reg. S, 4.88%, 05/01/2023	965
EUR	2,700	Matterhorn Telecom SA, Reg. S, 3.88%, 05/01/2022	3,313
EUR	400	Picard Bondco SA, Reg. S, 7.75%, 02/01/2020	497
EUR	2,200	SES SA, Reg. S, (EUR 5 year swap rate + 4.66%), 4.62%, 01/02/2022 (x) (y) (aa)	2,810
EUR	4,750	SIG Combibloc Holdings SCA, Reg. S, 7.75%, 02/15/2023	5,980
EUR	2,700	Telenet Finance VI Luxembourg SCA, Reg. S, 4.88%, 07/15/2027	3,535
EUR	975	Trionista TopCo GmbH, Reg. S, 6.88%, 04/30/2021	1,208

			65,109

		Mexico — 0.9%
		Banco Mercantil del Norte SA,
	1,885	(U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year + 4.45%), 5.75%, 10/04/2031 (e) (aa)	1,920
	2,670	(U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year + 5.04%), 6.87%, 07/06/2022 (e) (x) (y) (aa)	2,815

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Mexico — continued
	1,900	Banco Nacional de Comercio Exterior SNC, (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 5 Year + 3.00%), 3.80%, 08/11/2026 (e) (aa)	1,897
	450	CEMEX Finance LLC, 9.38%, 10/12/2022 (e)	474
		Cemex SAB de CV,
	1,250	5.70%, 01/11/2025 (e)	1,333
	200	6.13%, 05/05/2025 (e)	215
	900	Comision Federal de Electricidad, Reg. S, 4.75%, 02/23/2027	934
	1,940	Elementia SAB de CV, 5.50%, 01/15/2025 (e)	2,030
		Petroleos Mexicanos,
	2,681	(USD 3 Month LIBOR + 3.65%), 4.88%, 03/11/2022 (e) (aa)	2,920
	1,300	6.50%, 03/13/2027 (e)	1,454
	1,730	6.75%, 09/21/2047 (e)	1,860
	1,940	6.88%, 08/04/2026	2,231
	900	Sixsigma Networks Mexico SA de CV, Reg. S, 8.25%, 11/07/2021	915

			20,998

		Netherlands — 1.2%
		AerCap Ireland Capital DAC,
	1,330	4.63%, 10/30/2020	1,418
	3,765	4.63%, 07/01/2022	4,058
	500	Bluewater Holding BV, Reg. S, 10.00%, 12/10/2019 (e)	475
	3,450	ING Groep NV, Reg. S, (5-Year Swap Rate + 5.12%), 6.87%, 04/16/2022 (x) (y) (aa)	3,719
EUR	500	Koninklijke KPN NV, Reg. S, (EUR 5 year swap rate + 5.20%), 6.12%, 09/14/2018 (x) (y) (aa)	627
EUR	1,600	Lincoln Finance Ltd., Reg. S, 6.88%, 04/15/2021	2,031
	1,000	NXP BV, 5.75%, 03/15/2023 (e)	1,044
	3,460	Shell International Finance BV, 4.13%, 05/11/2035	3,690
		UPCB Finance IV Ltd.,
	1,750	5.38%, 01/15/2025 (e)	1,816
EUR	1,000	Reg. S, 4.00%, 01/15/2027	1,247
		Ziggo Bond Finance BV,
	210	5.88%, 01/15/2025 (e)	218
EUR	4,450	Reg. S, 4.63%, 01/15/2025	5,596
EUR	500	Ziggo Secured Finance BV, Reg. S, 4.25%, 01/15/2027	628

			26,567

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	15

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		New Zealand — 0.1%
		Reynolds Group Issuer, Inc.,
	1,300	5.75%, 10/15/2020	1,324
	713	6.88%, 02/15/2021	732

			2,056

		Nigeria — 0.1%
	700	Access Bank plc, 10.50%, 10/19/2021 (e)	760
	1,600	IHS Netherlands Holdco BV, 9.50%, 10/27/2021 (e)	1,652
	585	Sea Trucks Group Ltd., Reg. S, 9.00%, 03/26/2018 (d) (e)	181

			2,593

		Panama — 0.0% (g)
	700	Global Bank Corp., Reg. S, 5.13%, 10/30/2019	731

		Peru — 0.3%
	3,070	Southern Copper Corp., 5.88%, 04/23/2045	3,473
	2,600	VM Holding SA, Reg. S, 5.38%, 05/04/2027	2,733

			6,206

		Portugal — 0.4%
EUR	2,000	EDP — Energias de Portugal SA, Reg. S, (EUR 5 year swap rate + 5.04%), 5.38%, 09/16/2075 (aa)	2,625
		EDP Finance BV,
	4,130	3.63%, 07/15/2024 (e)	4,185
	400	5.25%, 01/14/2021 (e)	432
EUR	2,000	Reg. S, 2.38%, 03/23/2023	2,568

			9,810

		Qatar — 0.1%
	2,600	ABQ Finance Ltd., Reg. S, 3.50%, 02/22/2022	2,558

		Singapore — 0.0% (g)
	900	Olam International Ltd., Reg. S, Series 6, 4.50%, 02/05/2020	911

		Spain — 1.6%
EUR	2,000	Banco Bilbao Vizcaya Argentaria SA, Reg. S, (EUR 5 year swap rate + 9.18%), 8.88%, 04/14/2021 (x) (y) (aa)	2,768
EUR	3,200	CaixaBank SA, Reg. S, (EUR 5 year swap rate + 3.35%), 3.50%, 02/15/2027 (aa)	4,042
EUR	1,200	Campofrio Food Group SA, Reg. S, 3.38%, 03/15/2022	1,470
EUR	2,100	Cellnex Telecom SA, Reg. S, 2.88%, 04/18/2025	2,627
EUR	2,250	Cirsa Funding Luxembourg SA, Reg. S, 5.75%, 05/15/2021	2,826

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Spain — continued
EUR	1,457	eDreams ODIGEO SA, Reg. S, 8.50%, 08/01/2021	1,887
EUR	1,600	Gas Natural Fenosa Finance BV, Reg. S, (EUR 8 year swap rate + 3.35%), 4.12%, 11/18/2022 (x) (y) (aa)	2,045
EUR	1,646	Gestamp Funding Luxembourg SA, Reg. S, 3.50%, 05/15/2023	2,050
EUR	1,500	Grupo-Antolin Irausa SA, Reg. S, 3.25%, 04/30/2024	1,830
		Repsol International Finance BV,
EUR	336	Reg. S, (EUR 6 year swap rate + 3.56%), 3.88%, 03/25/2021 (x) (y) (aa)	420
EUR	3,412	Reg. S, (EUR 10 year swap rate + 4.20%), 4.50%, 03/25/2075 (aa)	4,312
EUR	800	Santander Issuances SAU, Reg. S, 3.25%, 04/04/2026	1,029
	1,280	Telefonica Emisiones SAU, 5.21%, 03/08/2047	1,424
		Telefonica Europe BV,
EUR	4,100	Reg. S, (EUR 10 year swap rate + 4.30%), 5.88%, 03/31/2024 (x) (y) (aa)	5,577
EUR	700	Reg. S, (EUR 5 year swap rate + 5.04%), 6.50%, 09/18/2018 (x) (y) (aa)	883
EUR	1,300	Reg. S, (EUR 8 year swap rate + 5.59%), 7.62%, 09/18/2021 (x) (y) (aa)	1,850

			37,040

		Sweden — 0.7%
EUR	1,250	Intrum Justitia AB, Reg. S, 3.13%, 07/15/2024	1,495
	1,950	Nordea Bank AB, (5-Year Swap Rate + 3.39%), 6.13%, 09/23/2024 (e) (x) (y) (aa)	2,072
	1,600	Skandinaviska Enskilda Banken AB, Reg. S, (5-Year Swap Rate + 3.85%), 5.75%, 05/13/2020 (x) (y) (aa)	1,659
EUR	1,000	Telefonaktiebolaget LM Ericsson, Reg. S, 1.88%, 03/01/2024	1,170
EUR	2,835	Verisure Holding AB, Reg. S, 6.00%, 11/01/2022	3,655
EUR	1,000	Volvo Car AB, Reg. S, 3.25%, 05/18/2021	1,292
		Volvo Treasury AB,
EUR	2,397	Reg. S, (EUR 5 year swap rate + 3.80%), 4.20%, 06/10/2075 (aa)	3,062
EUR	500	Reg. S, (EUR 5 year swap rate + 4.10%), 4.85%, 03/10/2078 (aa)	666

			15,071

		Switzerland — 0.9%
	1,938	Credit Suisse AG, 6.50%, 08/08/2023 (e)	2,190
		Credit Suisse Group AG,
	1,575	4.28%, 01/09/2028 (e)	1,653
	4,530	(5-Year Swap Rate + 4.60%), 7.50%, 12/11/2023 (e) (x) (y) (aa)	5,096

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		Switzerland — continued
EUR	2,200	Dufry Finance SCA, Reg. S, 4.50%, 08/01/2023	2,792
EUR	900	Glencore Finance Europe SA, Reg. S, 1.63%, 01/18/2022	1,113
		UBS AG,
	2,250	Reg. S, (5-Year Swap Rate + 3.77%), 4.75%, 05/22/2023 (aa)	2,283
	1,404	Reg. S, 5.13%, 05/15/2024	1,502
		UBS Group AG,
EUR	1,700	Reg. S, (EUR 5 year swap rate + 5.29%), 5.75%, 02/19/2022 (x) (y) (aa)	2,259
	723	Reg. S, (5-Year Swap Rate + 5.46%), 7.13%, 02/19/2020 (x) (y) (aa)	768

			19,656

		Turkey — 0.1%
	700	Finansbank A/S, Reg. S, 6.25%, 04/30/2019	732
	1,550	Turkiye Sise ve Cam Fabrikalari A/S, Reg. S, 4.25%, 05/09/2020	1,581

			2,313

		United Arab Emirates — 0.3%
		DAE Funding LLC,
	164	4.50%, 08/01/2022 (e)	167
	165	5.00%, 08/01/2024 (e)	169
	2,300	DP World Ltd., Reg. S, 6.85%, 07/02/2037	2,846
	2,800	EMG SUKUK Ltd., Reg. S, 4.56%, 06/18/2024	2,937
	700	MAF Global Securities Ltd., Reg. S, (5-Year Swap Rate + 5.70%), 7.13%, 10/29/2018 (x) (y) (aa)	729
	984	Shelf Drilling Holdings Ltd., 9.50%, 11/02/2020 (e)	950

			7,798

		United Kingdom — 4.5%
EUR	1,500	Anglo American Capital plc, Reg. S, 3.25%, 04/03/2023	1,982
	500	Ashtead Capital, Inc., 5.63%, 10/01/2024 (e)	536
		Barclays plc,
	2,800	4.38%, 09/11/2024	2,870
EUR	2,400	Reg. S, (EUR 5 year swap rate + 2.45%), 2.63%, 11/11/2025 (aa)	2,965
GBP	800	Reg. S, (GBP SWAP 5 YR + 6.46%), 7.25%, 03/15/2023 (x) (y) (aa)	1,121
		BAT Capital Corp.,
	6,345	3.56%, 08/15/2027 (e)	6,435
	2,510	4.39%, 08/15/2037 (e)	2,582
GBP	3,000	Boparan Finance plc, Reg. S, 5.25%, 07/15/2019	3,889

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United Kingdom — continued
		BP Capital Markets plc,
	2,100	3.02%, 01/16/2027	2,093
	915	3.06%, 03/17/2022	946
EUR	2,500	British Telecommunications plc, Reg. S, 1.75%, 03/10/2026	3,083
EUR	1,000	CNH Industrial Finance Europe SA, Reg. S, 2.88%, 05/17/2023	1,289
EUR	2,100	EC Finance plc, Reg. S, 5.13%, 07/15/2021	2,562
		Fiat Chrysler Automobiles NV,
	273	4.50%, 04/15/2020	285
	2,040	5.25%, 04/15/2023	2,162
EUR	4,800	Reg. S, 3.75%, 03/29/2024	6,201
GBP	1,400	Galaxy Bidco Ltd., Reg. S, 6.38%, 11/15/2020	1,847
	800	Genel Energy Finance plc, Reg. S, 7.50%, 05/14/2019 (e)	772
GBP	530	HBOS Capital Funding LP, Reg. S, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.46%, 11/30/2018 (x) (y) (aa)	725
		HSBC Holdings plc,
	4,225	(USD Swap Semi 5 Year + 3.75%), 6.00%, 05/22/2027 (x) (y) (aa)	4,443
EUR	2,700	Reg. S, (EUR 5 year swap rate + 5.34%), 6.00%, 09/29/2023 (x) (y) (aa)	3,648
GBP	1,400	Iceland Bondco plc, Reg. S, 6.75%, 07/15/2024	2,000
		Jaguar Land Rover Automotive plc,
	500	4.13%, 12/15/2018 (e)	508
	200	4.25%, 11/15/2019 (e)	206
GBP	2,460	Reg. S, 3.88%, 03/01/2023	3,331
		KCA Deutag UK Finance plc,
	210	7.25%, 05/15/2021 (e)	193
	400	9.88%, 04/01/2022 (e)	396
		Lloyds Banking Group plc,
	2,560	4.65%, 03/24/2026	2,721
EUR	3,800	Reg. S, (EUR 5 year swap rate + 5.29%), 6.37%, 06/27/2020 (x) (y) (aa)	4,886
EUR	1,150	Merlin Entertainments plc, Reg. S, 2.75%, 03/15/2022	1,434
		Nationwide Building Society,
	3,000	4.00%, 09/14/2026 (e)	3,022
GBP	1,380	Reg. S, (GBP SWAP 5 YR + 4.88%), 6.88%, 06/20/2019 (x) (y) (aa)	1,854
GBP	750	New Look Secured Issuer plc, Reg. S, 6.50%, 07/01/2022	662
GBP	710	NGG Finance plc, Reg. S, (GBP SWAP 12 YR + 3.48%), 5.63%, 06/18/2073 (aa)	1,044

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	17

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United Kingdom — continued
	90	Noble Holding International Ltd., 7.75%, 01/15/2024	70
GBP	1,280	Pizzaexpress Financing 2 plc, Reg. S, 6.63%, 08/01/2021	1,616
	3,130	Reynolds American, Inc., 4.45%, 06/12/2025	3,383
		Royal Bank of Scotland Group plc,
	667	6.00%, 12/19/2023	739
	1,645	6.13%, 12/15/2022	1,812
	1,520	Santander UK Group Holdings plc, 4.75%, 09/15/2025 (e)	1,584
GBP	638	Standard Life Aberdeen plc, Reg. S, (U.K. Government Bonds 5 Year Note Generic Bid Yield + 2.85%), 6.75%, 07/12/2027 (x) (y) (aa)	997
EUR	2,750	Synlab Unsecured Bondco plc, Reg. S, 8.25%, 07/01/2023	3,631
GBP	4,080	Tesco plc, Reg. S, 5.00%, 03/24/2023	5,890
	890	TI Group Automotive Systems LLC, 8.75%, 07/15/2023 (e)	938
		Virgin Media Finance plc,
	200	5.75%, 01/15/2025 (e)	206
EUR	2,500	Reg. S, 4.50%, 01/15/2025	3,122
		Virgin Media Secured Finance plc,
	205	5.25%, 01/15/2026 (e)	214
	775	5.50%, 08/15/2026 (e)	821
EUR	2,500	Worldpay Finance plc, Reg. S, 3.75%, 11/15/2022	3,343

			103,059

		United States — 30.1%
	2,500	21st Century Fox America, Inc., 4.95%, 10/15/2045	2,768
	250	A10 Revolving Asset Financing LLC, 7.45%, 01/09/2020 (aa) (bb)	250
		Acadia Healthcare Co., Inc.,
	55	5.63%, 02/15/2023	57
	100	6.13%, 03/15/2021	102
	906	ACCO Brands Corp., 5.25%, 12/15/2024 (e)	933
	1,112	ACE Cash Express, Inc., 11.00%, 02/01/2019 (e)	1,106
EUR	975	Adient Global Holdings Ltd., Reg. S, 3.50%, 08/15/2024	1,191
		ADT Corp. (The),
	500	3.50%, 07/15/2022	499
	728	4.13%, 06/15/2023	737
	186	Advanced Micro Devices, Inc., 7.00%, 07/01/2024	198

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	AECOM,
486	5.13%, 03/15/2027	495
365	5.75%, 10/15/2022	381
630	5.88%, 10/15/2024	689
	AES Corp.,
179	5.13%, 09/01/2027	182
1,814	5.50%, 04/15/2025	1,891
805	Ahern Rentals, Inc., 7.38%, 05/15/2023 (e)	725
1,260	Air Lease Corp., 3.00%, 09/15/2023	1,260
1,275	Air Medical Group Holdings, Inc., 6.38%, 05/15/2023 (e)	1,202
	Aircastle Ltd.,
465	5.13%, 03/15/2021	493
310	7.63%, 04/15/2020	346
275	AK Steel Corp., 7.50%, 07/15/2023	298
	Albertsons Cos. LLC,
1,356	5.75%, 03/15/2025	1,222
1,006	6.63%, 06/15/2024	960
209	Aleris International, Inc., 7.88%, 11/01/2020	206
	Allergan Funding SCS,
2,735	3.00%, 03/12/2020	2,792
1,435	4.85%, 06/15/2044	1,580
	Alliance Data Systems Corp.,
156	5.38%, 08/01/2022 (e)	160
509	5.88%, 11/01/2021 (e)	523
	Ally Financial, Inc.,
1,420	4.13%, 03/30/2020	1,461
600	4.13%, 02/13/2022	616
420	4.25%, 04/15/2021	434
400	4.63%, 05/19/2022	416
3,280	4.63%, 03/30/2025	3,419
250	4.75%, 09/10/2018	255
365	8.00%, 11/01/2031	470
	Altice US Finance I Corp.,
560	5.38%, 07/15/2023 (e)	587
535	5.50%, 05/15/2026 (e)	566
	Altria Group, Inc.,
965	3.88%, 09/16/2046	934
1,500	4.00%, 01/31/2024	1,611
1,165	4.25%, 08/09/2042	1,189
	Amazon.com, Inc.,
1,105	2.80%, 08/22/2024 (e)	1,119
1,480	4.05%, 08/22/2047 (e)	1,525
	AMC Entertainment Holdings, Inc.,
1,590	5.75%, 06/15/2025	1,511
230	5.88%, 02/15/2022	231
107	6.13%, 05/15/2027	100

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	AMC Networks, Inc.,
528	4.75%, 08/01/2025	529
258	5.00%, 04/01/2024	266
	American Axle & Manufacturing, Inc.,
308	6.25%, 04/01/2025 (e)	306
680	6.50%, 04/01/2027 (e)	670
1,448	6.63%, 10/15/2022	1,497
1,500	American Express Credit Corp., Series F, 2.60%, 09/14/2020	1,528
114	American Greetings Corp., 7.88%, 02/15/2025 (e)	124
	American International Group, Inc.,
1,750	3.90%, 04/01/2026	1,829
2,080	4.80%, 07/10/2045	2,274
2,390	American Tower Corp., 3.38%, 10/15/2026	2,370
1,975	Amgen, Inc., 2.65%, 05/11/2022	1,992
	Amkor Technology, Inc.,
1,000	6.38%, 10/01/2022	1,032
425	6.63%, 06/01/2021	434
357	AMN Healthcare, Inc., 5.13%, 10/01/2024 (e)	366
	Analog Devices, Inc.,
1,465	3.50%, 12/05/2026	1,504
190	4.50%, 12/05/2036	198
	Andeavor Logistics LP,
156	5.50%, 10/15/2019	164
500	5.88%, 10/01/2020	508
1,000	6.13%, 10/15/2021	1,034
225	6.25%, 10/15/2022	238
1,320	Anixter, Inc., 5.50%, 03/01/2023	1,419
	Antero Resources Corp.,
1,850	5.13%, 12/01/2022	1,854
500	5.38%, 11/01/2021	509
	Apple, Inc.,
1,235	3.35%, 02/09/2027	1,279
525	3.85%, 08/04/2046	532
755	4.38%, 05/13/2045	832
940	4.65%, 02/23/2046	1,078
2,429	Arch Merger Sub, Inc., 8.50%, 09/15/2025 (e)	2,368
78	Archrock Partners LP, 6.00%, 10/01/2022	75
	Arconic, Inc.,
725	5.13%, 10/01/2024	768
250	5.40%, 04/15/2021	268
83	6.75%, 01/15/2028	95
1,425	Ashland LLC, 4.75%, 08/15/2022	1,487

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		AT&T, Inc.,
	6,525	3.40%, 05/15/2025	6,481
	2,060	3.90%, 08/14/2027	2,082
	690	4.30%, 12/15/2042	641
	880	4.75%, 05/15/2046	843
	745	4.80%, 06/15/2044	724
	980	5.15%, 02/14/2050	988
	1,335	5.25%, 03/01/2037	1,407
		Avaya, Inc.,
	1,260	7.00%, 04/01/2019 (d) (e)	1,061
	182	10.50%, 03/01/2021 (d) (e)	6
		Avis Budget Car Rental LLC,
	1,930	5.50%, 04/01/2023	1,946
	925	6.38%, 04/01/2024 (e)	946
		Axalta Coating Systems LLC,
	310	4.88%, 08/15/2024 (e)	317
EUR	1,700	Reg. S, 4.25%, 08/15/2024	2,157
	8	B&G Foods, Inc., 5.25%, 04/01/2025	8
		Ball Corp.,
EUR	2,200	4.38%, 12/15/2023	2,992
	500	5.25%, 07/01/2025	545
		Bank of America Corp.,
	3,795	2.63%, 10/19/2020	3,848
	1,730	(USD 3 Month LIBOR + 1.58%), 3.82%, 01/20/2028 (aa)	1,784
	1,040	4.25%, 10/22/2026	1,091
	4,070	Series AA, (USD 3 Month LIBOR + 3.90%), 6.10%, 03/17/2025 (x) (y) (aa)	4,461
	466	Series X, (USD 3 Month LIBOR + 3.71%), 6.25%, 09/05/2024 (x) (y) (aa)	512
	474	Series DD, (USD 3 Month LIBOR + 4.55%), 6.30%, 03/10/2026 (x) (y) (aa)	534
	1,640	Series K, (USD 3 Month LIBOR + 3.63%), 8.00%, 01/30/2018 (x) (y) (aa)	1,670
	400	Berry Plastics Corp., 5.50%, 05/15/2022	415
		Blue Cube Spinco, Inc.,
	357	9.75%, 10/15/2023	433
	843	10.00%, 10/15/2025	1,039
		Blue Racer Midstream LLC,
	1,414	6.13%, 11/15/2022 (e)	1,453
	3,000	Boardwalk Pipelines LP, 3.38%, 02/01/2023	2,987
		Boyd Gaming Corp.,
	195	6.38%, 04/01/2026	212
	652	6.88%, 05/15/2023	701
	2,550	Broadcom Corp., 3.63%, 01/15/2024 (e)	2,627
	1,970	Buckeye Partners LP, 3.95%, 12/01/2026	1,959

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	19

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
257	Bumble Bee Holdings, Inc., 9.00%, 12/15/2017 (e)	258
1,340	Burlington Northern Santa Fe LLC, 4.55%, 09/01/2044	1,487
	Cablevision Systems Corp.,
95	5.88%, 09/15/2022	99
582	8.00%, 04/15/2020	644
246	Caesars Entertainment Operating Co., Inc., 8.50%, 02/15/2020 (d)	318
	CalAtlantic Group, Inc.,
94	5.88%, 11/15/2024	102
210	8.38%, 01/15/2021	245
696	California Resources Corp., 8.00%, 12/15/2022 (e)	385
244	Callon Petroleum Co., 6.13%, 10/01/2024	248
1,000	Calpine Corp., 6.00%, 01/15/2022 (e)	1,031
430	Camelot Finance SA, 7.88%, 10/15/2024 (e)	467
	Capital One Financial Corp.,
2,890	3.50%, 06/15/2023	2,987
670	3.75%, 03/09/2027	679
3,000	4.20%, 10/29/2025	3,095
1,090	Cardinal Health, Inc., 4.37%, 06/15/2047	1,118
17	Carlyle Promissory Note, 3.06%, 07/15/2019 (bb)	16
	CCO Holdings LLC,
405	5.00%, 02/01/2028 (e)	411
6,231	5.13%, 05/01/2027 (e)	6,418
681	5.38%, 05/01/2025 (e)	710
2,075	5.50%, 05/01/2026 (e)	2,163
405	5.75%, 09/01/2023	421
190	5.75%, 01/15/2024	199
4,280	5.75%, 02/15/2026 (e)	4,525
4,190	5.88%, 04/01/2024 (e)	4,452
185	5.88%, 05/01/2027 (e)	197
	CDW LLC,
318	5.00%, 09/01/2023	331
165	5.50%, 12/01/2024	181
353	Centene Corp., 4.75%, 05/15/2022	370
1,000	Central Garden & Pet Co., 6.13%, 11/15/2023	1,065
	CenturyLink, Inc.,
200	Series T, 5.80%, 03/15/2022	199
1,345	Series W, 6.75%, 12/01/2023	1,373
	CF Industries, Inc.,
185	3.45%, 06/01/2023	180
2,360	4.50%, 12/01/2026 (e)	2,456
390	5.15%, 03/15/2034	368

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
2,868	Charter Communications Operating LLC, 4.91%, 07/23/2025	3,073
195	Chemours Co. (The), 7.00%, 05/15/2025	215
710	Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	808
	Chesapeake Energy Corp.,
401	4.88%, 04/15/2022	355
1,025	6.63%, 08/15/2020	1,025
478	8.00%, 01/15/2025 (e)	461
321	8.00%, 06/15/2027 (e)	305
2,848	Chevron Corp., 2.36%, 12/05/2022	2,864
215	Cincinnati Bell, Inc., 7.00%, 07/15/2024 (e)	213
90	Cinemark USA, Inc., 5.13%, 12/15/2022	93
	CIT Group, Inc.,
29	3.88%, 02/19/2019	30
1,220	5.00%, 08/15/2022	1,321
400	5.38%, 05/15/2020	429
500	5.50%, 02/15/2019 (e)	523
398	CITGO Petroleum Corp., 6.25%, 08/15/2022 (e)	402
	Citigroup, Inc.,
2,690	2.40%, 02/18/2020	2,714
2,695	2.65%, 10/26/2020	2,733
1,980	3.20%, 10/21/2026	1,960
2,730	3.88%, 03/26/2025	2,797
1,210	4.13%, 07/25/2028	1,249
2,855	4.40%, 06/10/2025	3,019
2,463	Series O, (USD 3 Month LIBOR + 4.06%), 5.87%, 03/27/2020 (x) (y) (aa)	2,574
	Claire’s Stores, Inc.,
250	6.13%, 03/15/2020 (e)	120
880	9.00%, 03/15/2019 (e)	457
1,130	Clean Harbors, Inc., 5.13%, 06/01/2021	1,150
	Clear Channel Worldwide Holdings, Inc.,
7,978	Series B, 6.50%, 11/15/2022	8,197
3,575	Series B, 7.63%, 03/15/2020	3,562
315	Clearwater Paper Corp., 4.50%, 02/01/2023	313
435	CNG Holdings, Inc., 9.38%, 05/15/2020 (e)	385
670	CNO Financial Group, Inc., 5.25%, 05/30/2025	712
1,000	Cogent Communications Finance, Inc., 5.63%, 04/15/2021 (e)	1,028
600	Cogent Communications Group, Inc., 5.38%, 03/01/2022 (e)	627
	Comcast Corp.,
1,750	3.20%, 07/15/2036	1,629
2,310	4.60%, 08/15/2045	2,509
500	Commercial Metals Co., 4.88%, 05/15/2023	515

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
		CommScope Technologies LLC,
	142	5.00%, 03/15/2027 (e)	142
	3,200	6.00%, 06/15/2025 (e)	3,400
	400	CommScope, Inc., 5.50%, 06/15/2024 (e)	417
		Community Health Systems, Inc.,
	99	5.13%, 08/01/2021	99
	190	6.25%, 03/31/2023	191
	621	6.88%, 02/01/2022	516
	655	7.13%, 07/15/2020	616
	1,401	Concho Resources, Inc., 5.50%, 04/01/2023	1,443
	291	CONSOL Energy, Inc., 5.88%, 04/15/2022	291
	206	Consolidated Communications, Inc., 6.50%, 10/01/2022	199
		Continental Resources, Inc.,
	1,770	4.50%, 04/15/2023	1,744
	857	5.00%, 09/15/2022	861
	300	Cooper-Standard Automotive, Inc., 5.63%, 11/15/2026 (e)	302
	800	CoreCivic, Inc., 4.63%, 05/01/2023	812
	158	Covanta Holding Corp., 5.88%, 03/01/2024	158
	660	Crestwood Midstream Partners LP, 6.25%, 04/01/2023	681
EUR	2,950	Crown European Holdings SA, Reg. S, 4.00%, 07/15/2022	3,931
		CSC Holdings LLC,
	240	5.25%, 06/01/2024	246
	200	5.50%, 04/15/2027 (e)	209
	242	6.75%, 11/15/2021	268
	129	8.63%, 02/15/2019	141
	1,200	10.13%, 01/15/2023 (e)	1,390
	80	CSI Compressco LP, 7.25%, 08/15/2022	72
	217	CSTN Merger Sub, Inc., 6.75%, 08/15/2024 (e)	213
	304	CURO Financial Technologies Corp., 12.00%, 03/01/2022 (e)	325
	120	CVR Partners LP, 9.25%, 06/15/2023 (e)	123
		CyrusOne LP,
	153	5.00%, 03/15/2024 (e)	160
	143	5.38%, 03/15/2027 (e)	151
		Dana, Inc.,
	1,910	5.50%, 12/15/2024	1,991
	600	6.00%, 09/15/2023	629
	1,645	Darden Restaurants, Inc., 3.85%, 05/01/2027	1,707
		DaVita, Inc.,
	800	5.00%, 05/01/2025	811
	116	5.13%, 07/15/2024	118
	350	5.75%, 08/15/2022	361

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
314	Dean Foods Co., 6.50%, 03/15/2023 (e)	320
	Dell International LLC,
470	5.88%, 06/15/2021 (e)	493
2,675	6.02%, 06/15/2026 (e)	2,986
637	7.13%, 06/15/2024 (e)	706
835	Denbury Resources, Inc., 4.63%, 07/15/2023	367
145	Diamond Offshore Drilling, Inc., 7.88%, 08/15/2025	145
150	Diamondback Energy, Inc., 4.75%, 11/01/2024	150
620	Diebold Nixdorf, Inc., 8.50%, 04/15/2024	678
	DISH DBS Corp.,
1,104	5.00%, 03/15/2023	1,140
2,265	5.88%, 07/15/2022	2,442
4,081	5.88%, 11/15/2024	4,403
754	6.75%, 06/01/2021	832
2,901	7.75%, 07/01/2026	3,405
500	DJO Finco, Inc., 8.13%, 06/15/2021 (e)	475
283	Dole Food Co., Inc., 7.25%, 06/15/2025 (e)	304
342	Dollar Tree, Inc., 5.75%, 03/01/2023	361
490	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50%, 07/01/2019 (e)	479
	Dynegy, Inc.,
653	5.88%, 06/01/2023	648
26	6.75%, 11/01/2019	27
615	7.38%, 11/01/2022	637
760	7.63%, 11/01/2024	784
354	8.13%, 01/30/2026 (e)	365
2,529	Embarq Corp., 8.00%, 06/01/2036	2,567
440	EMC Corp., 2.65%, 06/01/2020	434
	Endo Dac,
1,000	6.00%, 07/15/2023 (e)	835
520	6.00%, 02/01/2025 (e)	428
152	Endo Finance LLC, 5.75%, 01/15/2022 (e)	136
1,000	Energizer Holdings, Inc., 5.50%, 06/15/2025 (e)	1,050
565	Energy Transfer Equity LP, 5.88%, 01/15/2024	609
495	EnerSys, 5.00%, 04/30/2023 (e)	509
156	Ensco plc, 8.00%, 01/31/2024	140
1,520	Entergy Corp., 2.95%, 09/01/2026	1,488
1,960	Enterprise Products Operating LLC, Series E, (USD 3 Month LIBOR + 3.03%), 5.25%, 08/16/2077 (aa)	1,958

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	21

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Envision Healthcare Corp.,
400	5.13%, 07/01/2022 (e)	415
397	5.63%, 07/15/2022	413
	EP Energy LLC,
266	7.75%, 09/01/2022	162
118	8.00%, 11/29/2024 (e)	115
760	8.00%, 02/15/2025 (e)	502
1,778	9.38%, 05/01/2020	1,309
	Equinix, Inc.,
38	5.38%, 01/01/2022	40
500	5.38%, 04/01/2023	521
485	5.38%, 05/15/2027	522
27	5.75%, 01/01/2025	29
111	5.88%, 01/15/2026	122
636	ESH Hospitality, Inc., 5.25%, 05/01/2025 (e)	655
625	Exela Intermediate LLC, 10.00%, 07/15/2023 (e)	613
1,565	Exelon Generation Co. LLC, 4.25%, 06/15/2022	1,666
1,965	Express Scripts Holding Co., 3.40%, 03/01/2027	1,953
151	Fidelity & Guaranty Life Holdings, Inc., 6.38%, 04/01/2021 (e)	156
	First Data Corp.,
45	5.00%, 01/15/2024 (e)	47
1,700	5.38%, 08/15/2023 (e)	1,789
4,189	5.75%, 01/15/2024 (e)	4,405
559	7.00%, 12/01/2023 (e)	602
2,365	FirstEnergy Corp., Series B, 3.90%, 07/15/2027	2,416
385	FirstEnergy Transmission LLC, 5.45%, 07/15/2044 (e)	456
	Ford Motor Credit Co. LLC,
2,575	3.20%, 01/15/2021	2,627
3,000	3.66%, 09/08/2024	3,012
2,385	4.39%, 01/08/2026	2,474
	Freeport-McMoRan, Inc.,
1,505	3.55%, 03/01/2022	1,479
1,420	3.88%, 03/15/2023	1,406
	Frontier Communications Corp.,
240	6.25%, 09/15/2021	205
1,000	6.88%, 01/15/2025	760
240	8.50%, 04/15/2020	237
542	9.25%, 07/01/2021	497
154	10.50%, 09/15/2022	139
2,416	11.00%, 09/15/2025	2,108

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	84	Gartner, Inc., 5.13%, 04/01/2025 (e)	89
	248	Gates Global LLC, 6.00%, 07/15/2022 (e)	254
	1,500	GCP Applied Technologies, Inc., 9.50%, 02/01/2023 (e)	1,688
		General Electric Co.,
EUR	400	2.13%, 05/17/2037	479
	748	3.45%, 05/15/2024	792
		General Motors Co.,
	1,600	5.15%, 04/01/2038	1,614
	2,620	5.20%, 04/01/2045	2,592
		General Motors Financial Co., Inc.,
	2,000	3.70%, 05/09/2023	2,039
	1,335	3.95%, 04/13/2024	1,367
	290	Genesis Energy LP, 6.00%, 05/15/2023	284
	583	Genesys Telecommunications Laboratories, Inc., 10.00%, 11/30/2024 (e)	663
		GenOn Energy, Inc.,
	5	9.50%, 10/15/2018 (d)	4
	2,080	9.88%, 10/15/2020 (d)	1,435
		GEO Group, Inc. (The),
	250	5.13%, 04/01/2023	251
	1,465	5.88%, 10/15/2024	1,516
	1,650	Gilead Sciences, Inc., 4.15%, 03/01/2047	1,694
	390	Global Partners LP, 7.00%, 06/15/2023 (bb)	391
		Goldman Sachs Group, Inc. (The),
	910	2.63%, 04/25/2021	916
	930	2.75%, 09/15/2020	945
	4,965	(USD 3 Month LIBOR + 0.99%), 2.90%, 07/24/2023 (aa)	4,985
	1,850	3.85%, 07/08/2024	1,938
	1,815	4.25%, 10/21/2025	1,901
	1,200	5.15%, 05/22/2045	1,369
	484	Series O, (USD 3 Month LIBOR + 3.83%), 5.30%, 11/10/2026 (x) (y) (aa)	518
	4,681	Series M, (USD 3 Month LIBOR + 3.92%), 5.38%, 05/10/2020 (x) (y) (aa)	4,868
	225	Series L, (USD 3 Month LIBOR + 3.88%), 5.70%, 05/10/2019 (x) (y) (aa)	233
	9	Goodman Networks, Inc., 8.00%, 05/11/2022 (bb)	7
		Goodyear Tire & Rubber Co. (The),
	1,221	4.88%, 03/15/2027	1,242
	1,000	8.75%, 08/15/2020	1,173
	90	Graphic Packaging International, Inc., 4.75%, 04/15/2021	95
		Gray Television, Inc.,
	26	5.13%, 10/15/2024 (e)	26
	400	5.88%, 07/15/2026 (e)	412

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	174	H&E Equipment Services, Inc., 5.63%, 09/01/2025 (e)	180
	995	Halcon Resources Corp., 6.75%, 02/15/2025 (e)	1,000
	180	Hanesbrands, Inc., 4.88%, 05/15/2026 (e)	187
	335	Hardwoods Acquisition, Inc., 7.50%, 08/01/2021 (e) (bb)	289
	170	Harland Clarke Holdings Corp., 6.88%, 03/01/2020 (e)	176
	1,949	Harris Corp., 4.85%, 04/27/2035	2,168
		HCA, Inc.,
	300	5.00%, 03/15/2024	319
	8,205	5.38%, 02/01/2025	8,656
	2,144	5.88%, 05/01/2023	2,346
	400	5.88%, 02/15/2026	431
	100	6.50%, 02/15/2020	109
	2,275	7.50%, 02/15/2022	2,622
	900	HD Supply, Inc., 5.75%, 04/15/2024 (e)	965
		HealthSouth Corp.,
	250	5.13%, 03/15/2023	255
	490	5.75%, 11/01/2024	505
	650	5.75%, 09/15/2025	676
	375	Hecla Mining Co., 6.88%, 05/01/2021	389
	1,001	Herc Rentals, Inc., 7.75%, 06/01/2024 (e)	1,096
		Hertz Corp. (The),
	1,000	5.50%, 10/15/2024 (e)	850
	1,150	6.25%, 10/15/2022	1,069
	2,105	7.38%, 01/15/2021	2,076
	2,230	7.63%, 06/01/2022 (e)	2,250
EUR	250	Hertz Holdings Netherlands BV, Reg. S, 4.13%, 10/15/2021	292
	1,230	Hess Corp., 5.80%, 04/01/2047	1,229
	2,990	Hexion, Inc., 6.63%, 04/15/2020	2,721
	1,485	Hilcorp Energy I LP, 5.00%, 12/01/2024 (e)	1,403
	1,560	Hill-Rom Holdings, Inc., 5.75%, 09/01/2023 (e)	1,642
	86	Hilton Domestic Operating Co., Inc., 4.25%, 09/01/2024	88
	122	Hilton Grand Vacations Borrower LLC, 6.13%, 12/01/2024 (e)	134
		Hilton Worldwide Finance LLC,
	130	4.63%, 04/01/2025	136
	66	4.88%, 04/01/2027	70
	235	Holly Energy Partners LP, 6.00%, 08/01/2024 (e)	244
	40	Hologic, Inc., 5.25%, 07/15/2022 (e)	42

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	750	HRG Group, Inc., 7.75%, 01/15/2022	786
		Hughes Satellite Systems Corp.,
	445	5.25%, 08/01/2026	467
	223	6.63%, 08/01/2026	243
	75	Huntington Ingalls Industries, Inc., 5.00%, 12/15/2021 (e)	77
		Huntsman International LLC,
EUR	1,300	4.25%, 04/01/2025	1,776
	550	4.88%, 11/15/2020	577
	1,605	5.13%, 11/15/2022	1,697
	680	IASIS Healthcare LLC, 8.38%, 05/15/2019	680
	776	Icahn Enterprises LP, 5.88%, 02/01/2022	798
	865	iHeartCommunications, Inc., 9.00%, 12/15/2019	688
	30	IHS Markit Ltd., 5.00%, 11/01/2022 (e)	33
	500	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.34%, 12/21/2065 (e) (aa)	475
	535	ILFC E-Capital Trust II, , (U.S. Treasury Yield Curve Rate T-Note Constant Maturity 30 Year + 1.80%, 14.50% Cap), 4.59%, 12/21/2065 (e) (aa)	508
	1,500	Infor Software Parent LLC, 7.12% (cash), 05/01/2021 (e) (v)	1,530
	2,385	Infor US, Inc., 6.50%, 05/15/2022	2,433
	1,044	Informatica LLC, 7.13%, 07/15/2023 (e)	1,049
	825	Intel Corp., 4.90%, 07/29/2045	975
		International Game Technology plc,
	1,925	6.25%, 02/15/2022 (e)	2,122
EUR	3,000	Reg. S, 4.75%, 02/15/2023	3,946
		International Lease Finance Corp.,
	1,235	3.88%, 04/15/2018	1,249
	515	6.25%, 05/15/2019	549
	1,450	International Paper Co., 4.35%, 08/15/2048	1,468
	600	Interval Acquisition Corp., 5.63%, 04/15/2023	618
	540	inVentiv Group Holdings, Inc., 7.50%, 10/01/2024 (e)	597
	645	Iron Mountain, Inc., 5.75%, 08/15/2024	658
	105	j2 Cloud Services LLC, 6.00%, 07/15/2025 (e)	108
	1,700	Jack Ohio Finance LLC, 6.75%, 11/15/2021 (e)	1,768
	44	Jaguar Holding Co. II, 6.38%, 08/01/2023 (e)	46
	242	JC Penney Corp., Inc., 5.88%, 07/01/2023 (e)	243
	400	Kaiser Aluminum Corp., 5.88%, 05/15/2024	428
	752	KFC Holding Co., 4.75%, 06/01/2027 (e)	772
	650	Kindred Healthcare, Inc., 8.75%, 01/15/2023	629
	1,205	Kinetic Concepts, Inc., 7.88%, 02/15/2021 (e)	1,265

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	23

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	930	KLX, Inc., 5.88%, 12/01/2022 (e)	975
		Kraft Heinz Foods Co.,
	565	4.38%, 06/01/2046	551
	2,035	5.20%, 07/15/2045	2,209
		Kroger Co. (The),
	2,275	2.65%, 10/15/2026	2,117
	1,825	4.45%, 02/01/2047	1,758
	452	L Brands, Inc., 5.63%, 10/15/2023	475
	286	Ladder Capital Finance Holdings LLLP, 5.25%, 03/15/2022 (e)	295
	46	Lamar Media Corp., 5.75%, 02/01/2026	50
	100	Lamb Weston Holdings, Inc., 4.88%, 11/01/2026 (e)	104
	939	Landry’s, Inc., 6.75%, 10/15/2024 (e)	951
	125	Lennar Corp., 4.50%, 06/15/2019	128
	750	Level 3 Communications, Inc., 5.75%, 12/01/2022	771
		Level 3 Financing, Inc.,
	5	(USD 6 Month LIBOR + 3.50%), 4.94%, 01/15/2018 (aa)	5
	198	5.13%, 05/01/2023	201
	153	5.25%, 03/15/2026	157
	188	5.38%, 08/15/2022	193
	160	5.38%, 01/15/2024	164
	702	5.38%, 05/01/2025	721
	48	5.63%, 02/01/2023	49
	20	LifePoint Health, Inc., 5.50%, 12/01/2021	21
	233	LIN Television Corp., 5.88%, 11/15/2022	242
EUR	1,500	LKQ Italia Bondco SpA, Reg. S, 3.88%, 04/01/2024	1,951
	1,130	Lowe’s Cos., Inc., 4.05%, 05/03/2047	1,161
	609	LPL Holdings, Inc., 5.75%, 09/15/2025 (e)	638
	390	LTF Merger Sub, Inc., 8.50%, 06/15/2023 (e)	413
		M/I Homes, Inc.,
	93	5.63%, 08/01/2025 (e)	95
	180	6.75%, 01/15/2021	188
		Mallinckrodt International Finance SA,
	63	4.75%, 04/15/2023	55
	1,135	5.50%, 04/15/2025 (e)	1,061
	381	5.75%, 08/01/2022 (e)	375
		Masco Corp.,
	695	3.50%, 11/15/2027	697
	3,780	4.38%, 04/01/2026	4,056
	550	MasTec, Inc., 4.88%, 03/15/2023	558
	195	Mediacom Broadband LLC, 6.38%, 04/01/2023	203

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
	MetLife, Inc.,
1,920	3.00%, 03/01/2025	1,947
435	6.40%, 12/15/2036	501
	MGM Resorts International,
3,170	6.00%, 03/15/2023	3,503
735	6.63%, 12/15/2021	825
2,545	7.75%, 03/15/2022	2,978
	Micron Technology, Inc.,
535	5.25%, 08/01/2023 (e)	557
2,275	5.25%, 01/15/2024 (e)	2,366
35	5.50%, 02/01/2025	37
	Microsoft Corp.,
1,515	4.10%, 02/06/2037	1,655
610	4.88%, 12/15/2043	721
EUR 1,100	Mohawk Industries, Inc., 2.00%, 01/14/2022	1,392
350	Momentive Performance Materials USA, Inc., 8.88%, 10/15/2020 (d) (bb)	—
350	Momentive Performance Materials, Inc., 3.88%, 10/24/2021	351
	Morgan Stanley,
2,500	2.80%, 06/16/2020	2,545
3,110	3.70%, 10/23/2024	3,240
1,500	3.88%, 01/27/2026	1,568
3,985	(USD 3 Month LIBOR + 1.46%), 3.97%, 07/22/2038 (aa)	4,031
790	4.30%, 01/27/2045	828
1,090	4.38%, 01/22/2047	1,155
2,670	Series H, (USD 3 Month LIBOR + 3.61%), 5.45%, 07/15/2019 (x) (y) (aa)	2,747
2,470	Series J, (USD 3 Month LIBOR + 3.81%), 5.55%, 07/15/2020 (x) (y) (aa)	2,572
643	MPH Acquisition Holdings LLC, 7.13%, 06/01/2024 (e)	690
	MPLX LP,
1,000	4.88%, 06/01/2025	1,071
1,185	5.20%, 03/01/2047	1,222
155	MSCI, Inc., 5.25%, 11/15/2024 (e)	165
	Mylan NV,
1,710	3.95%, 06/15/2026	1,742
487	5.25%, 06/15/2046	527
325	Nabors Industries, Inc., 5.50%, 01/15/2023	304
	Nationstar Mortgage LLC,
530	6.50%, 07/01/2021	541
415	7.88%, 10/01/2020	424
779	Nature’s Bounty Co. (The), 7.63%, 05/15/2021 (e)	832

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
	571	Navistar International Corp., 8.25%, 11/01/2021	575
	2,295	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/2021 (e)	1,176
		Netflix, Inc.,
	14	4.38%, 11/15/2026 (e)	14
	300	5.50%, 02/15/2022	323
	200	5.75%, 03/01/2024	214
EUR	950	Reg. S, 3.63%, 05/15/2027	1,143
		New Albertson’s, Inc.,
	197	7.45%, 08/01/2029	172
	408	8.00%, 05/01/2031	356
	22	8.70%, 05/01/2030	20
	289	New Home Co., Inc. (The), 7.25%, 04/01/2022 (e)	299
	479	Newfield Exploration Co., 5.75%, 01/30/2022	505
	1,650	Nexstar Broadcasting, Inc., 6.13%, 02/15/2022 (e)	1,720
	250	Nielsen Co. Luxembourg SARL (The), 5.00%, 02/01/2025 (e)	258
	2,089	Nielsen Finance LLC, 5.00%, 04/15/2022 (e)	2,162
	1,740	NiSource Finance Corp., 4.38%, 05/15/2047	1,853
	680	Novelis Corp., 5.88%, 09/30/2026 (e)	709
		NRG Energy, Inc.,
	655	6.25%, 07/15/2022	686
	690	6.25%, 05/01/2024	714
	630	6.63%, 01/15/2027	662
	115	7.88%, 05/15/2021	119
	224	NRG Yield Operating LLC, 5.38%, 08/15/2024	234
	85	Nuance Communications, Inc., 5.63%, 12/15/2026 (e)	89
		Oasis Petroleum, Inc.,
	352	6.50%, 11/01/2021	343
	5	6.88%, 03/15/2022	5
	2,020	6.88%, 01/15/2023	1,933
EUR	500	OI European Group BV, Reg. S, 4.88%, 03/31/2021	676
	1,720	ONEOK, Inc., 4.00%, 07/13/2027	1,740
		Oracle Corp.,
	4,150	2.65%, 07/15/2026	4,079
	1,455	4.50%, 07/08/2044	1,602
	8	Orbital ATK, Inc., 5.25%, 10/01/2021	8
	208	Oshkosh Corp., 5.38%, 03/01/2025	218
		Outfront Media Capital LLC,
	5	5.25%, 02/15/2022	5
	150	5.63%, 02/15/2024	156
	46	5.88%, 03/15/2025	48

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	1,795	Owens Corning, 4.30%, 07/15/2047	1,742
		Parker Drilling Co.,
	583	6.75%, 07/15/2022	443
	50	7.50%, 08/01/2020	43
	116	Party City Holdings, Inc., 6.13%, 08/15/2023 (e)	121
	300	Penn Virginia Corp., 8.50%, 05/01/2020 (d) (bb)	5
	394	Penske Automotive Group, Inc., 5.50%, 05/15/2026	398
		PetSmart, Inc.,
	1,175	5.88%, 06/01/2025 (e)	1,049
	2,783	7.13%, 03/15/2023 (e)	2,268
	500	Philip Morris International, Inc., 4.13%, 03/04/2043	510
	195	Pilgrim’s Pride Corp., 5.75%, 03/15/2025 (e)	201
	1,110	Plantronics, Inc., 5.50%, 05/31/2023 (e)	1,149
	580	PolyOne Corp., 5.25%, 03/15/2023	609
		Post Holdings, Inc.,
	18	5.00%, 08/15/2026 (e)	18
	915	5.50%, 03/01/2025 (e)	952
		Prestige Brands, Inc.,
	10	5.38%, 12/15/2021 (e)	10
	75	6.38%, 03/01/2024 (e)	80
	786	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e)	869
	660	Prudential Financial, Inc., 4.60%, 05/15/2044	730
EUR	1,650	PSPC Escrow Corp., Reg. S, 6.00%, 02/01/2023	2,062
		QEP Resources, Inc.,
	515	5.38%, 10/01/2022	496
	88	6.88%, 03/01/2021	91
	100	Qorvo, Inc., 6.75%, 12/01/2023	109
	15	Quad/Graphics, Inc., 7.00%, 05/01/2022	15
	795	Quicken Loans, Inc., 5.75%, 05/01/2025 (e)	833
		Quintiles IMS, Inc.,
	82	4.88%, 05/15/2023 (e)	85
EUR	4,250	Reg. S, 3.50%, 10/15/2024	5,268
		Qwest Capital Funding, Inc.,
	119	6.88%, 07/15/2028	110
	366	7.75%, 02/15/2031	340
	50	Qwest Corp., 7.25%, 09/15/2025	56
	1,805	Rackspace Hosting, Inc., 8.63%, 11/15/2024 (e)	1,916
	375	Radian Group, Inc., 7.00%, 03/15/2021	423
	925	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e)	962

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	25

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
208	Range Resources Corp., 5.00%, 03/15/2023 (e)	204
1,250	Realogy Group LLC, 5.25%, 12/01/2021 (e)	1,300
595	Regal Entertainment Group, 5.75%, 03/15/2022	617
	Regency Energy Partners LP,
48	5.00%, 10/01/2022	52
550	5.50%, 04/15/2023	567
	Revlon Consumer Products Corp.,
590	5.75%, 02/15/2021	528
400	6.25%, 08/01/2024	323
840	RHP Hotel Properties LP, 5.00%, 04/15/2023	865
250	Rice Energy, Inc., 7.25%, 05/01/2023	267
1,250	Rite Aid Corp., 6.13%, 04/01/2023 (e)	1,228
1,000	Riverbed Technology, Inc., 8.88%, 03/01/2023 (e)	978
3,540	Rockwell Collins, Inc., 3.50%, 03/15/2027	3,625
855	Roper Technologies, Inc., 3.80%, 12/15/2026	891
318	Rowan Cos., Inc., 7.38%, 06/15/2025	288
24	RR Donnelley & Sons Co., 7.63%, 06/15/2020	26
600	RSI Home Products, Inc., 6.50%, 03/15/2023 (e)	633
209	RSP Permian, Inc., 6.63%, 10/01/2022	217
	Sabine Pass Liquefaction LLC,
990	5.62%, 04/15/2023	1,096
1,245	5.63%, 03/01/2025	1,375
600	5.75%, 05/15/2024	667
800	Sable International Finance Ltd., Reg. S, 6.88%, 08/01/2022	861
937	Sabre GLBL, Inc., 5.38%, 04/15/2023 (e)	964
236	Sally Holdings LLC, 5.63%, 12/01/2025	241
200	Sanchez Energy Corp., 7.75%, 06/15/2021	173
	SBA Communications Corp.,
250	4.88%, 07/15/2022	259
330	4.88%, 09/01/2024	340
	Scientific Games International, Inc.,
1,315	7.00%, 01/01/2022 (e)	1,404
315	10.00%, 12/01/2022	350
1,000	Scotts Miracle-Gro Co. (The), 5.25%, 12/15/2026	1,054
500	Sealed Air Corp., 5.13%, 12/01/2024 (e)	531
675	Seminole Hard Rock Entertainment, Inc., 5.88%, 05/15/2021 (e)	677
	Sensata Technologies BV,
1,250	4.88%, 10/15/2023 (e)	1,303
129	5.00%, 10/01/2025 (e)	135
600	5.63%, 11/01/2024 (e)	654

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	2,065	Sensata Technologies UK Financing Co. plc, 6.25%, 02/15/2026 (e)	2,256
	162	Service Corp. International, 5.38%, 05/15/2024	172
		SESI LLC,
	84	6.38%, 05/01/2019	84
	96	7.13%, 12/15/2021	97
	247	Shingle Springs Tribal Gaming Authority, 9.75%, 09/01/2021 (e)	259
	2,915	Shire Acquisitions Investments Ireland DAC, 2.40%, 09/23/2021	2,894
EUR	1,800	Silgan Holdings, Inc., Reg. S, 3.25%, 03/15/2025	2,204
		Sinclair Television Group, Inc.,
	175	5.38%, 04/01/2021	179
	900	5.63%, 08/01/2024 (e)	921
	2,000	6.13%, 10/01/2022	2,065
		Sirius XM Radio, Inc.,
	415	4.63%, 05/15/2023 (e)	427
	357	5.00%, 08/01/2027 (e)	367
	210	5.38%, 04/15/2025 (e)	222
	3,310	6.00%, 07/15/2024 (e)	3,576
		SM Energy Co.,
	56	5.00%, 01/15/2024	50
	247	6.50%, 11/15/2021	239
	160	Solera LLC, 10.50%, 03/01/2024 (e)	182
	63	Sonic Automotive, Inc., 6.13%, 03/15/2027	63
	750	Southwestern Energy Co., 6.70%, 01/23/2025	731
	35	SP Finco LLC, 6.75%, 07/01/2025 (e)	33
		Spectrum Brands, Inc.,
	29	6.13%, 12/15/2024	31
	500	6.63%, 11/15/2022	519
	1,000	Springleaf Finance Corp., 7.75%, 10/01/2021	1,125
		Sprint Capital Corp.,
	75	6.88%, 11/15/2028	82
	1,320	8.75%, 03/15/2032	1,637
		Sprint Communications, Inc.,
	31	6.00%, 11/15/2022	33
	1,030	7.00%, 03/01/2020 (e)	1,128
	321	7.00%, 08/15/2020	352
		Sprint Corp.,
	1,392	7.13%, 06/15/2024	1,530
	22	7.25%, 09/15/2021	24
	4,734	7.63%, 02/15/2025	5,349
	7,989	7.88%, 09/15/2023	9,129
	665	SPX FLOW, Inc., 5.63%, 08/15/2024 (e)	688

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Corporate Bonds — continued
	United States — continued
	Steel Dynamics, Inc.,
15	5.13%, 10/01/2021	16
300	5.50%, 10/01/2024	322
24	Stone Energy Corp., 7.50%, 05/31/2022	23
250	Summit Midstream Holdings LLC, 5.50%, 08/15/2022	251
2,010	Sunoco Logistics Partners Operations LP, 5.35%, 05/15/2045	1,990
	SUPERVALU, Inc.,
628	6.75%, 06/01/2021	606
1,355	7.75%, 11/15/2022	1,287
110	Symantec Corp., 5.00%, 04/15/2025 (e)	115
80	Synchrony Financial, 3.70%, 08/04/2026	79
	Talen Energy Supply LLC,
27	4.62%, 07/15/2019 (e)	27
319	6.50%, 06/01/2025	233
165	9.50%, 07/15/2022 (e)	148
	Targa Resources Partners LP,
200	4.25%, 11/15/2023	199
500	5.25%, 05/01/2023	511
500	6.75%, 03/15/2024	541
375	Team Health Holdings, Inc., 6.38%, 02/01/2025 (e)	362
1,048	TEGNA, Inc., 6.38%, 10/15/2023	1,112
60	Teleflex, Inc., 5.25%, 06/15/2024	63
2,250	Tempur Sealy International, Inc., 5.50%, 06/15/2026	2,322
	Tenet Healthcare Corp.,
1,155	4.50%, 04/01/2021	1,178
400	5.13%, 05/01/2025 (e)	402
200	6.00%, 10/01/2020	213
200	6.75%, 02/01/2020	209
2,000	6.75%, 06/15/2023	1,984
34	8.00%, 08/01/2020	35
4,035	8.13%, 04/01/2022	4,237
137	Tennant Co., 5.63%, 05/01/2025 (e)	143
207	Tenneco, Inc., 5.38%, 12/15/2024	215
208	Terraform Global Operating LLC, 9.75%, 08/15/2022 (e)	232
	TerraForm Power Operating LLC,
65	SUB, 6.38%, 02/01/2023 (e)	67
322	SUB, 6.62%, 06/15/2025 (e)	342
630	Tesla, Inc., 5.30%, 08/15/2025 (e)	620
375	Texas Competitive Electric Holdings Co. LLC, 8.50%, 05/01/2020 (d) (bb)	1

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
	762	Thermo Fisher Scientific, Inc., 3.00%, 04/15/2023	778
	1,000	Time, Inc., 5.75%, 04/15/2022 (e)	1,020
	122	Titan International, Inc., 6.88%, 10/01/2020	126
		T-Mobile USA, Inc.,
	21	6.00%, 03/01/2023	22
	315	6.00%, 04/15/2024	335
	5	6.13%, 01/15/2022	5
	1,436	6.38%, 03/01/2025	1,546
	690	6.50%, 01/15/2024	737
	2,335	6.50%, 01/15/2026	2,586
	327	6.63%, 04/01/2023	345
	203	6.84%, 04/28/2023	215
	109	Toll Brothers Finance Corp., 4.88%, 11/15/2025	113
	269	Tops Holding LLC, 8.00%, 06/15/2022 (e)	197
		TransDigm, Inc.,
	394	6.38%, 06/15/2026	405
	1,373	6.50%, 07/15/2024	1,426
	414	6.50%, 05/15/2025	427
	957	Transocean Proteus Ltd., 6.25%, 12/01/2024 (e)	1,002
		Transocean, Inc.,
	200	6.80%, 03/15/2038	153
	1,300	9.00%, 07/15/2023 (e)	1,384
	720	9.35%, 12/15/2041	661
	1,695	TreeHouse Foods, Inc., 6.00%, 02/15/2024 (e)	1,792
		Trinseo Materials Operating SCA,
	161	5.38%, 09/01/2025 (e)	165
EUR	2,175	Reg. S, 6.38%, 05/01/2022	2,780
	265	Unit Corp., 6.63%, 05/15/2021	260
		United Rentals North America, Inc.,
	385	5.50%, 07/15/2025	412
	50	5.50%, 05/15/2027	53
	1,250	5.75%, 11/15/2024	1,338
	50	5.88%, 09/15/2026	54
	277	7.63%, 04/15/2022	289
	710	UnitedHealth Group, Inc., 4.75%, 07/15/2045	827
		Uniti Group LP,
	2,389	6.00%, 04/15/2023 (e)	2,395
	325	7.13%, 12/15/2024 (e)	302
		Universal Health Services, Inc.,
	34	3.75%, 08/01/2019 (e)	35
	47	4.75%, 08/01/2022 (e)	48

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	27

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Corporate Bonds — continued
		United States — continued
		Univision Communications, Inc.,
	90	5.13%, 05/15/2023 (e)	92
	750	5.13%, 02/15/2025 (e)	754
	175	6.75%, 09/15/2022 (e)	181
	143	US Concrete, Inc., 6.38%, 06/01/2024	154
	300	USIS Merger Sub, Inc., 6.88%, 05/01/2025 (e)	306
		Valeant Pharmaceuticals International, Inc.,
	300	5.38%, 03/15/2020 (e)	296
	114	5.50%, 03/01/2023 (e)	96
	85	5.63%, 12/01/2021 (e)	78
	3,408	5.88%, 05/15/2023 (e)	2,905
	3,000	6.13%, 04/15/2025 (e)	2,531
	1,021	6.38%, 10/15/2020 (e)	1,011
	123	6.50%, 03/15/2022 (e)	129
	271	6.75%, 08/15/2021 (e)	260
	181	7.00%, 10/01/2020 (e)	181
	263	7.00%, 03/15/2024 (e)	279
	1,533	7.25%, 07/15/2022 (e)	1,456
	100	7.50%, 07/15/2021 (e)	98
EUR	500	Reg. S, 4.50%, 05/15/2023	489
		VEREIT Operating Partnership LP,
	2,610	3.95%, 08/15/2027	2,618
	2,255	4.60%, 02/06/2024	2,384
		VeriSign, Inc.,
	50	4.75%, 07/15/2027 (e)	51
	39	5.25%, 04/01/2025	42
		Verizon Communications, Inc.,
	6,316	3.50%, 11/01/2024	6,432
	710	3.85%, 11/01/2042	615
	2,145	4.13%, 08/15/2046	1,902
	1,070	5.01%, 04/15/2049	1,075
	1,105	Vertiv Group Corp., 9.25%, 10/15/2024 (e)	1,229
	2,945	Viacom, Inc., 3.45%, 10/04/2026	2,840
	965	Vista Outdoor, Inc., 5.88%, 10/01/2023	989
		Walgreens Boots Alliance, Inc.,
	1,000	2.70%, 11/18/2019	1,017
	200	4.80%, 11/18/2044	216
		Weatherford International Ltd.,
	375	6.50%, 08/01/2036	311
	311	9.88%, 02/15/2024 (e)	318
	1,070	Welbilt, Inc., 9.50%, 02/15/2024	1,233
	710	WellCare Health Plans, Inc., 5.25%, 04/01/2025	744

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		United States — continued
		Wells Fargo & Co.,
	2,045	(USD 3 Month LIBOR + 1.31%), 3.58%, 05/22/2028 (aa)	2,093
	1,210	4.90%, 11/17/2045	1,335
	616	Series U, (USD 3 Month LIBOR + 3.99%), 5.87%, 06/15/2025 (x) (y) (aa)	684
	648	Series S, (USD 3 Month LIBOR + 3.11%), 5.90%, 06/15/2024 (x) (y) (aa)	703
	325	WESCO Distribution, Inc., 5.38%, 06/15/2024	339
	64	West Street Merger Sub, Inc., 6.38%, 09/01/2025 (e)	64
	2,480	Western Digital Corp., 10.50%, 04/01/2024	2,942
	357	Western Refining Logistics LP, 7.50%, 02/15/2023	384
	175	Westlake Chemical Corp., 4.63%, 02/15/2021	180
		Whiting Petroleum Corp.,
	960	5.00%, 03/15/2019	950
	1,250	5.75%, 03/15/2021	1,175
	2,975	Williams Partners LP, 3.75%, 06/15/2027	2,977
		Windstream Services LLC,
	595	6.38%, 08/01/2023	460
	289	7.50%, 06/01/2022	225
	224	7.50%, 04/01/2023	173
	25	7.75%, 10/15/2020	22
	1,718	7.75%, 10/01/2021	1,362
		WMG Acquisition Corp.,
	351	5.63%, 04/15/2022 (e)	365
	200	6.75%, 04/15/2022 (e)	210
EUR	500	Reg. S, 4.13%, 11/01/2024	630
		WPX Energy, Inc.,
	410	6.00%, 01/15/2022	423
	1,020	8.25%, 08/01/2023	1,119
	2,145	Wynn Las Vegas LLC, 5.50%, 03/01/2025 (e)	2,236
	527	XPO Logistics, Inc., 6.50%, 06/15/2022 (e)	553
		Zayo Group LLC,
	752	5.75%, 01/15/2027 (e)	798
	1,575	6.00%, 04/01/2023	1,667
	1,195	6.38%, 05/15/2025	1,284
	620	Zebra Technologies Corp., 7.25%, 10/15/2022	657

			690,461

		Total Corporate Bonds (Cost $1,264,104)	1,311,336

	Foreign Government Securities — 19.9%
		Angola — 0.1%
	3,014	Republic of Angola, 9.50%, 11/12/2025 (e)	3,236

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Argentina — 0.3%
		Provincia de Buenos Aires,
	2,828	9.13%, 03/16/2024 (e)	3,266
	2,170	Reg. S, 9.95%, 06/09/2021	2,490

			5,756

		Belarus — 0.4%
		Republic of Belarus,
	1,360	6.88%, 02/28/2023 (e)	1,457
	1,950	7.63%, 06/29/2027 (e)	2,147
	6,000	Reg. S, 8.95%, 01/26/2018	6,150

			9,754

		Brazil — 0.9%
BRL	67,900	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2025	21,792

		Colombia — 0.2%
	4,620	Republic of Colombia, 5.00%, 06/15/2045	4,777

		Croatia — 0.1%
	2,450	Republic of Croatia, Reg. S, 5.50%, 04/04/2023	2,720

		Dominican Republic — 0.2%
	4,060	Government of Dominican Republic, 6.88%, 01/29/2026 (e)	4,669

		Ecuador — 0.2%
		Republic of Ecuador,
	2,400	8.75%, 06/02/2023	2,448
	2,730	10.75%, 03/28/2022 (e)	2,993

			5,441

		Egypt — 0.5%
		Arab Republic of Egypt,
	1,700	6.13%, 01/31/2022 (e)	1,774
	2,550	8.50%, 01/31/2047 (e)	2,869
	5,700	Reg. S, 5.75%, 04/29/2020	5,952

			10,595

		Gabon — 0.1%
	3,350	Gabonese Republic, Reg. S, 6.38%, 12/12/2024	3,300

		Indonesia — 3.2%
		Republic of Indonesia,
IDR	489,852,000	8.25%, 05/15/2036	40,308
IDR	320,788,000	8.75%, 05/15/2031	27,511
	5,200	Reg. S, 5.38%, 10/17/2023	5,850

			73,669

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Italy — 1.5%
EUR	28,300	Republic of Italy, 2.20%, 06/01/2027	34,185

		Jamaica — 0.1%
	1,490	Jamaica Government International Bond, 7.88%, 07/28/2045	1,825

		Jordan — 0.3%
	7,000	Kingdom of Jordan, Reg. S, 6.13%, 01/29/2026	7,228

		Lebanon — 0.5%
		Republic of Lebanon,
	3,170	Reg. S, 5.15%, 11/12/2018	3,190
	5,583	Reg. S, 5.45%, 11/28/2019	5,611
	2,130	Reg. S, 6.10%, 10/04/2022	2,111

			10,912

		Mexico — 2.1%
		United Mexican States,
EUR	2,610	3.38%, 02/23/2031	3,352
MXN	807,100	6.50%, 06/09/2022	44,601

			47,953

		Morocco — 0.1%
	2,800	Kingdom of Morocco, Reg. S, 5.50%, 12/11/2042	3,178

		New Zealand — 1.9%
		Republic of New Zealand,
NZD	25,940	Reg. S, 3.50%, 04/14/2033	19,053
NZD	29,140	Reg. S, 4.50%, 04/15/2027	23,666

			42,719

		Oman — 0.2%
		Republic of Oman,
	2,800	4.75%, 06/15/2026	2,793
	1,840	6.50%, 03/08/2047 (e)	1,927

			4,720

		Pakistan — 0.2%
	4,000	Republic of Pakistan, Reg. S, 7.25%, 04/15/2019	4,181

		Paraguay — 0.0% (g)
	560	Republic of Paraguay, 5.00%, 04/15/2026 (e)	603

		Portugal — 1.5%
		Portugal Obrigacoes do Tesouro,
EUR	13,253	Reg. S, 2.88%, 10/15/2025 (e)	16,362
EUR	14,146	Reg. S, 2.88%, 07/21/2026 (e)	17,189

			33,551

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	29

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
	Foreign Government Securities — continued
		Qatar — 0.5%
	10,900	State of Qatar, Reg. S, 2.38%, 06/02/2021	10,791

		South Africa — 1.0%
ZAR	260,800	Republic of South Africa, 10.50%, 12/21/2026	22,482

		Spain — 0.5%
EUR	9,200	Spain Government Bond, Reg. S, 2.90%, 10/31/2046 (e)	11,193

		Sri Lanka — 0.3%
		Republic of Sri Lanka,
	3,700	6.20%, 05/11/2027 (e)	3,885
	2,980	6.83%, 07/18/2026 (e)	3,263

			7,148

		Turkey — 2.3%
		Republic of Turkey,
	5,030	5.75%, 05/11/2047	5,162
	2,250	6.63%, 02/17/2045	2,579
TRY	78,700	8.00%, 03/12/2025	19,956
TRY	85,480	10.60%, 02/11/2026	25,030

			52,727

		Ukraine — 0.5%
		Republic of Ukraine,
	3,450	Reg. S, 7.75%, 09/01/2019	3,593
	1,800	Reg. S, 7.75%, 09/01/2021	1,880
	3,500	Reg. S, 7.75%, 09/01/2024	3,614
	1,900	Reg. S, 7.75%, 09/01/2027	1,943

			11,030

		Uruguay — 0.1%
	2,030	Republic of Uruguay, 4.38%, 10/27/2027	2,192

		Zambia — 0.1%
	2,920	Republic of Zambia, Reg. S, 8.50%, 04/14/2024	3,168

		Total Foreign Government Securities (Cost $435,285)	457,495

	Loan Assignments — 2.7% (cc)
		Canada — 0.1%
	1,124	Concordia Healthcare Corp., Initial Dollar Term Loan, (1 Month LIBOR + 4.25%), 5.48%, 10/21/2021 (aa)	798
	85	Garda World Security Corp., 1st Lien Term Loan B, (United States Prime Rate + 3.00%), 5.32%, 05/24/2024 (aa)	86
	759	MEG Energy Corp., 1st Lien Term B Loan, (1 Month LIBOR + 3.50%), 4.73%, 12/31/2023 (aa) ^	752

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Canada — continued
1,146	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (1 Month LIBOR + 4.75%), 04/01/2022 (aa)	1,165

		2,801

	Luxembourg — 0.1%
475	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, (3 Month LIBOR + 2.75%), 4.00%, 06/30/2019 (aa)	473
951	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 03/11/2022 (aa)	955

		1,428

	Sweden — 0.0% (g)
1,017	Auris Luxembourg III SARL, Term Loan B-7, (3 Month LIBOR + 3.00%), 4.30%, 01/17/2022 (aa)	1,017

	United States — 2.5%
1,065	A2Z Wireless Holdings, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 6.00%), 05/01/2023 (aa)	1,067
532	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, (1 Month LIBOR + 2.75%), 02/16/2023 (aa)	535
112	Air Methods Corp., Term Loan, (3 Month LIBOR + 3.50%), 4.80%, 04/22/2024 (aa)	109
156	Albertson’s LLC, 1st Lien Term Loan B-4, (1 Month LIBOR + 2.75%), 3.99%, 08/25/2021 (aa)	152
469	Albertson’s LLC, 1st Lien Term Loan B-5, (3 Month LIBOR + 3.00%), 4.29%, 12/21/2022 (aa)	455
69	Albertson’s LLC, 1st Lien Term Loan B-6, (3 Month LIBOR + 3.00%), 4.32%, 06/22/2023 (aa)	67
266	American Casino & Entertainment Properties LLC, Term Loan B, (1 Month LIBOR + 3.25%), 4.49%, 07/07/2022 (aa)	266
162	Avaya, Inc., DIP Term Loan, (1 Month LIBOR + 7.50%), 8.73%, 01/24/2018 (d) (aa) ^	165
185	Avaya, Inc., Term Loan B-3 Extending Tranche, (3 Month LIBOR + 4.50%), 5.82%, 10/26/2017 (d) (aa)	155
105	Avaya, Inc., Term Loan B-6, (3 Month LIBOR + 5.50%), 6.81%, 03/31/2018 (d) (aa)	88

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
479	Avaya, Inc., Term Loan B-7, (3 Month LIBOR + 5.25%), 6.56%, 05/29/2020 (d) (aa)	404
385	Berry Plastics Corp., Term Loan K, (1 Month LIBOR + 2.25%), 3.48%, 02/08/2020 (aa)	385
205	Berry Plastics Corp., Term Loan L, (1 Month LIBOR + 2.25%), 3.48%, 01/06/2021 (aa)	205
131	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, (1 Month LIBOR + 7.50%), 8.71%, 02/03/2025 (aa)	126
740	Cablevision CSC Holdings LLC, 1st Lien, (1 Month LIBOR + 2.25%), 3.48%, 07/17/2025 (aa)	734
581	California Resources Corp., 1st Lien Second Out Term Loan, (1 Month LIBOR + 10.38%), 11.60%, 12/31/2021 (aa)	615
980	Calpine Corp., Term Loan, (3 Month LIBOR + 2.75%), 4.05%, 01/15/2024 (aa)	976
743	Centurylink, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.75%), 2.75%, 01/31/2025 (aa)	727
888	Cequel Communications LLC, Term Loan, (1 Month LIBOR + 2.25%), 3.48%, 07/28/2025 (aa) ^	881
987	Chemours Co. (The), Senior Secured Term Loan B, (1 Month LIBOR + 2.50%), 3.74%, 05/12/2022 (aa) ^	989
579	Chesapeake Energy Corp., 1st Lien Last Out, (3 Month LIBOR + 7.50%), 8.81%, 08/23/2021 (aa)	615
741	CHG Healthcare Services, Term Loan B, (LIBOR + 3.25%), 4.56%, 06/07/2023 (aa)	746
290	Chrysler Group LLC, Tranche B Term Loan, (1 Month LIBOR + 2.00%), 3.23%, 12/31/2018 (aa)	290
362	Cincinnati Bell, Inc., Term Loan, (1 Month LIBOR + 3.00%), 4.23%, 09/10/2020 (aa)	362
2,298	Cincinnati Bell, Inc., Term Loan B, (3 Month LIBOR + 3.50%), 4.50%, 08/17/2024 (aa) ^	2,299
838	CITGO Petroleum Corp., Term B Loan, (3 Month LIBOR + 3.50%), 07/29/2021 (aa)	837
1,065	Clover Merger Sub, Inc., 1st Lien Term Loan, (3 Month LIBOR + 3.75%), 4.50%, 09/15/2024 (aa) ^	1,058

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
987	Community Health Systems, Inc., Incremental 2021 Term H Loan, (LIBOR + 3.00%), 4.32%, 01/27/2021 (aa) ^	982
576	Community Health Systems, Inc., Term Loan G, (LIBOR + 2.75%), 4.07%, 12/31/2019 (aa)	574
149	Consolidated Communications, Inc., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 10/05/2023 (aa)	146
385	Consolidated Container, 1st Lien Term Loan B, (1 Month LIBOR + 3.50%), 4.74%, 05/22/2024 (aa)	387
871	Continental Building Products, Inc., Term Loan B, (3 Month LIBOR + 2.50%), 3.80%, 08/18/2023 (aa)	871
49	DaVita HealthCare Partners, Inc., Tranche B Term Loan, (1 Month LIBOR + 2.75%), 3.99%, 06/24/2021 (aa)	49
850	Delta 2 Sarl, USD Facility B-3 Term loan, (1 Month LIBOR + 3.25%), 4.49%, 02/01/2024 (aa)	855
1,489	Dole Food Co., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.09%, 04/06/2024 (aa)	1,492
338	Duff & Phelps Corp., Initial Term B-1 Loan, (3 Month LIBOR + 3.75%), 5.05%, 04/23/2020 (aa)	340
486	Duff & Phelps Corp., Term Loan, (3 Month LIBOR + 3.75%), 5.05%, 04/23/2020 (aa)	489
833	Energy Future Intermediate Holding Co. LLC, DIP Term Loan, (3 Month LIBOR + 2.75%), 4.23%, 06/23/2018 (aa)	837
85	Entegris, Inc., 1st Lien Term Loan, (1 Month LIBOR + 2.25%), 3.49%, 04/30/2021 (aa)	85
174	FGI Operating Co. LLC, Term B Loan, (1 Month LIBOR + 4.25%), 5.50%, 04/19/2019 (aa)	150
	First Data Corp., 1st Lien Term Loan,
786	(1 Month LIBOR + 2.25%), 3.49%, 07/08/2022 (aa)	784
744	(1 Month LIBOR + 2.50%), 3.74%, 04/26/2024 (aa)	744
400	GoDaddy, Inc., Term Loan B, (1 Month LIBOR + 2.50%), 3.74%, 02/15/2024 (aa)	400
87	Halyard Health, Inc., Term Loan, (1 Month LIBOR + 2.75%), 3.99%, 11/01/2021 (aa)	87
2,308	Hargray Communications Group, Inc., Senior Secured Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 05/16/2024 (aa) ^	2,307
648	HD Supply, Inc., 1st Lien Term Loan B-4, (3 Month LIBOR + 2.25%), 10/17/2023 (aa) ^	649

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	31

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
	United States — continued
243	Hearthside Group Holdings LLC, 1st Lien Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 06/02/2021 (aa)	244
449	HUB International Ltd., Initial Term Loan, (LIBOR + 3.25%), 10/02/2020 (aa)	451
347	Hudson Products Holdings, Inc., Term Loan, (3 Month LIBOR + 4.00%), 03/15/2019 (aa)	346
550	iHeartCommunications, Inc., Term Loan D, (1 Month LIBOR + 6.75%), 7.99%, 01/30/2019 (aa)	440
24	iHeartCommunications, Inc., Tranche E Term Loan, (1 Month LIBOR + 7.50%), 8.74%, 07/30/2019 (aa)	19
859	Infor US, Inc., Tranche B-6 Term Loan, (3 Month LIBOR + 2.75%), 4.05%, 02/01/2022 (aa)	856
378	Jeld-Wen, Inc., Term B-3 Loan, (3 Month LIBOR + 3.00%), 4.30%, 07/01/2022 (aa)	380
1,256	Landry’s, Inc., 1st Lien Term Loan, (LIBOR + 2.75%), 10/04/2023 (aa) ^	1,244
2,885	Level 3 Financing, Inc., Tranche B Term Loan, (1 Month LIBOR + 2.25%), 3.49%, 02/22/2024 (aa) ^	2,882
85	MacDonald Dettwiler and Associates Ltd., Term Loan B, (3 Month LIBOR + 2.75%), 3.75%, 07/05/2024 (aa) ^	85
1,128	Misys, Term Loan B, (3 Month LIBOR + 3.50%), 4.82%, 06/13/2024 (aa)	1,132
423	Moran Foods LLC, Term Loan B, (1 Month LIBOR + 6.00%), 7.24%, 11/29/2023 (aa)	397
235	MultiPlan, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.00%), 06/07/2023 (aa)	236
457	National Mentor Holdings, Inc., Tranche B Term Loan, (3 Month LIBOR + 3.00%), 01/31/2021 (aa)	460
1,293	NVA Holdings, Inc., Term B-2 Loan, (3 Month LIBOR + 3.50%), 4.80%, 08/14/2021 (aa)	1,298
274	Packers Holdings LLC, Initial Term Loan, (3 Month LIBOR + 3.50%), 4.73%, 12/02/2021 (aa)	276
411	Petco Animal Supplies, Inc., 1st Lien Term Loan B-1, (3 Month LIBOR + 3.00%), 4.31%, 01/26/2023 (aa)	345
251	PetSmart, Inc., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 03/11/2022 (aa)	221
988	Prime Security Services Borrower LLC, Term B-1 Loan, (1 Month LIBOR + 2.75%), 3.99%, 05/02/2022 (aa)	992

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	United States — continued
730	Qlik Technologies, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.50%), 4.81%, 04/26/2024 (aa)	712
992	Quest Software US Holdings, Inc., Term Loan, (LIBOR + 6.00%), 10/31/2022 (aa)	1,006
349	Rackspace Hosting, Inc., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.31%, 11/03/2023 (aa)	349
500	Rite Aid Corp., Tranche 2 Term Loan, (1 Month LIBOR + 3.88%), 5.12%, 06/21/2021 (aa)	502
1,669	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (3 Month LIBOR + 4.50%), 4.50%, 06/20/2024 (aa) ^	1,682
1,000	Spin Holdco, Inc., Term Loan B, (2 Month LIBOR + 3.75%), 5.01%, 11/14/2022 (aa)	1,002
2,700	Staples, Inc., 1st Lien Term Loan, (3 Month LIBOR + 4.25%), 5.25%, 08/15/2024 (aa) ^	2,686
1,471	Summit Materials Co. I LLC, Term Loan, (1 Month LIBOR + 2.75%), 3.99%, 07/18/2022 (aa)	1,477
125	Summit Midstream Partners Holdings LLC, Senior Secured Term Loan, (1 Month LIBOR + 6.00%), 7.24%, 05/16/2022 (aa)	127
243	SUPERVALU, Inc., Delayed Draw Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 06/02/2024 (aa)	234
405	SUPERVALU, Inc., Term Loan B, (1 Month LIBOR + 3.50%), 4.74%, 06/08/2024 (aa)	391
335	Surgery Center Holdings Inc., Term Loan, (3 Month LIBOR + 3.25%), 3.25%, 06/20/2024 (aa) ^	331
1,097	Tennessee Merger Sub, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.75%), 3.99%, 02/06/2024 (aa)	1,082
464	Tribe Buyer LLC, 1st Lien Term Loan, (1 Month LIBOR + 4.50%), 5.73%, 02/08/2024 (aa)	465
200	Tribe Buyer LLC, 2nd Lien Term Loan, (1 Month LIBOR + 10.00%), 11.23%, 02/08/2025 (aa)	198
470	Tribune Media Co., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 12/27/2020 (aa)	471
974	Tronox Ltd., Term Loan, (3 Month LIBOR + 3.50%), 4.80%, 03/19/2020 (aa)	974
791	Ultra Resources, Inc., Term Loan, (3 Month LIBOR + 3.00%), 4.31%, 04/12/2024 (aa)	790

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE
Loan Assignments — continued
		United States — continued
354		Unifrax LLC, Senior Secured Term Loan, (3 Month LIBOR + 3.75%), 5.05%, 03/29/2024 (aa)	355
1,728		Univision Communications, Inc., 1st Lien Term Loan C-5, (1 Month LIBOR + 2.75%), 3.99%, 03/15/2024 (aa)	1,714
418		USI, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.00%), 05/16/2024 (aa)	415
1,420		WMG Acquisition Corp., Term Loan, (1 Month LIBOR + 2.50%), 3.74%, 11/01/2023 (aa)	1,420

			58,223

		Total Loan Assignments (Cost $63,983)	63,469

SHARES		SECURITY DESCRIPTION	VALUE
Preferred Stocks — 0.0% (g)
		Bermuda — 0.0% (g)
—	(h)	XLIT Ltd., Series D, (USD 3 Month LIBOR + 3.12%), 4.42%, 10/02/2017 ($1,000 par value) (aa) @	58

		United States — 0.0% (g)
1		Goodman Private (a) (bb)	2

		Total Preferred Stocks (Cost $52)	60

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE
Rights — 0.0% (g)
	United States — 0.0% (g)
6	Vistra Energy Corp., expiring 12/31/2049 (a) (Cost $—) (bb)	7

SHARES
Short-Term Investments — 3.8%
	U.S. Treasury Obligation — 0.0% (g)
285	U.S. Treasury Bill, 1.04%, 11/09/2017 (k) (n) (Cost $284)	284

	Investment Company — 3.8%
86,380	JPMorgan Prime Money Market Fund, Institutional Class Shares, 1.18% (b) (l) (Cost $86,405)	86,406

	Total Short-Term Investments (Cost $86,689)	86,690

	Total Investments — 98.7% (Cost $2,191,825)	2,265,121
	Other Assets in Excess of Liabilities — 1.3%	28,717

	NET ASSETS — 100.0%	$2,293,838

Percentages indicated are based on net assets.

Futures contracts outstanding as of August 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Australia 10 Year Bond	687	09/2017	AUD	70,260	(1,284)
Euro-Buxl	74	12/2017	EUR	14,696	12
U.S. Treasury Ultra Bond	4	12/2017	USD	676	7

					(1,265)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	33

JPMorgan Global Bond Opportunities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except number of Futures contracts)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Short Contracts
Euro-Bund	(577)	12/2017	EUR	(111,420)	(74)
Euro-OAT	(404)	12/2017	EUR	(75,138)	(138)
U.S. Treasury 2 Year Note	(453)	12/2017	USD	(97,990)	(5)
U.S. Treasury 5 Year Note	(623)	12/2017	USD	(73,825)	(186)
U.S. Treasury 10 Year Note	(1,167)	12/2017	USD	(148,209)	(751)
U.S. Treasury 10 Year Ultra Note	(176)	12/2017	USD	(24,032)	(137)
U.S. Treasury Long Bond	(95)	12/2017	USD	(14,829)	(126)
U.S. Treasury Ultra Bond	(101)	12/2017	USD	(17,072)	(167)
3 Month Eurodollar	(798)	03/2018	USD	(196,588)	(54)
3 Month Eurodollar	(2,115)	12/2018	USD	(520,184)	(1,355)

					(2,993)

					(4,258)

Forward foreign currency exchange contracts outstanding as of August 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
CZK	503,788	EUR	19,264	HSBC Bank, NA	09/14/2017	41
EUR	3,902	USD	4,608	Royal Bank of Canada	09/14/2017	39
USD	32,137	GBP	24,677	Citibank, NA	09/14/2017	217
USD	23,333	GBP	17,966	Goldman Sachs International	09/14/2017	94
USD	77,066	NZD	103,573	Australia & New Zealand Banking Group Ltd.	09/14/2017	2,714

Total unrealized appreciation						3,105

CZK	483,443	USD	22,083	HSBC Bank, NA	09/14/2017	(27)
EUR	2,840	USD	3,395	BNP Paribas	09/14/2017	(13)
MXN	56,907	USD	3,182	Goldman Sachs International	09/14/2017	(4)
NZD	12,532	USD	9,173	TD Bank Financial Group	09/14/2017	(177)
USD	23,502	AUD	29,663	TD Bank Financial Group	09/14/2017	(76)
USD	21,335	CAD	26,882	HSBC Bank, NA	09/14/2017	(194)
USD	100,076	EUR	84,069	Deutsche Bank AG	09/14/2017	(50)
USD	495	EUR	418	Goldman Sachs International	09/14/2017	(4)
USD	3,368	EUR	2,873	Merrill Lynch International	09/14/2017	(55)
USD	11,357	EUR	9,628	National Australia Bank Ltd.	09/14/2017	(110)
USD	459	EUR	388	Royal Bank of Canada	09/14/2017	(3)
USD	4,451	EUR	3,769	State Street Corp.	09/14/2017	(38)
USD	352,447	EUR	299,867	TD Bank Financial Group	09/14/2017	(4,692)
USD	511	GBP	397	State Street Corp.	09/14/2017	(2)
USD	1,376	MXN	24,966	BNP Paribas	09/14/2017	(18)
USD	1,779	MXN	31,941	Goldman Sachs International	09/14/2017	(5)
USD	1,107	ZAR	15,026	BNP Paribas	09/14/2017	(46)
USD	21,009	ZAR	280,488	Citibank, NA	09/14/2017	(520)

Total unrealized depreciation						(6,034)

Net unrealized depreciation						(2,929)

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

AS OF AUGUST 31, 2017

ACES	— Alternative Credit Enhancement Securities
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CLO	— Collateralized Loan Obligation
CZK	— Czech Republic Koruna
DIP	— Debtor-in-possession
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GBP	— British Pound
GNMA	— Government National Mortgage Association
IDR	— Indonesian Rupiah
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of August 31, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

LIBOR	— London Interbank Offered Rate
MXN	— Mexican Peso
NZD	— New Zealand Dollar
OAT	— Obligations Assimilables du Trésor
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities
Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of August 31, 2017.
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(k)	— All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of August 31, 2017.
(n)	— The rate shown is the effective yield as of August 31, 2017.
(v)	— Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.
(x)

—  Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of August 31, 2017.

(y)	— Security is an interest bearing note with preferred security characteristics.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of August 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
^	— All or a portion of the security is unsettled as of August 31, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2017.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	35

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2017

(Amounts in thousands, except per share amounts)

	Global Bond Opportunities Fund
ASSETS:
Investments in non-affiliates, at value	$2,178,715
Investments in affiliates, at value	86,406
Cash	3,019
Foreign currency, at value	7,597
Deposits at broker for futures contracts	8,082
Receivables:
Investment securities sold	14,907
Fund shares sold	8,106
Interest and dividends from non-affiliates	28,195
Dividends from affiliates	83
Tax reclaims	58
Unrealized appreciation on forward foreign currency exchange contracts	3,105

Total Assets	2,338,273

LIABILITIES:
Payables:
Investment securities purchased	35,558
Fund shares redeemed	556
Variation margin on futures contracts	609
Unrealized depreciation on forward foreign currency exchange contracts	6,034
Accrued liabilities:
Investment advisory fees	806
Administration fees	5
Distribution fees	85
Service fees	234
Custodian and accounting fees	89
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Deferred Indonesia capital gains tax	313
Other	146

Total Liabilities	44,435

Net Assets	$2,293,838

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Global Bond Opportunities Fund
NET ASSETS:
Paid-in-Capital	$2,307,024
Accumulated undistributed (distributions in excess of) net investment income	(44,125)
Accumulated net realized gains (losses)	(35,249)
Net unrealized appreciation (depreciation)	66,188

Total Net Assets	$2,293,838

Net Assets:
Class A	$190,488
Class C	70,849
Class I (formerly Select Class)	1,560,658
Class R6	471,843

Total	$2,293,838

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	18,644
Class C	6,957
Class I (formerly Select Class)	152,443
Class R6	46,070

Net Asset Value (a):
Class A — Redemption price per share	$10.22
Class C — Offering price per share (b)	10.18
Class I (formerly Select Class) — Offering and redemption price per share	10.24
Class R6 — Offering and redemption price per share	10.24
Class A maximum sales charge	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.62

Cost of investments in non-affiliates	$2,105,420
Cost of investments in affiliates	86,405
Cost of foreign currency	7,478

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	37

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2017

(Amounts in thousands)

Global Bond Opportunities Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$80,460
Interest income from affiliates	23
Dividend income from non-affiliates	17
Dividend income from affiliates	579
Foreign taxes withheld	(380)

Total investment income	80,699

EXPENSES:
Investment advisory fees	9,316
Administration fees	1,384
Distribution fees:
Class A	394
Class C	440
Service fees:
Class A	394
Class C	147
Class I (formerly Select Class)	3,288
Custodian and accounting fees	346
Interest expense to affiliates	10
Professional fees	160
Trustees’ and Chief Compliance Officer’s fees	30
Printing and mailing costs	116
Registration and filing fees	109
Transfer agency fees (See Note 2.H.)	28
Sub-transfer agency fees (See Note 2.H.)	292
Other	39

Total expenses	16,493

Less fees waived	(5,045)
Less earnings credits	(1)
Less expense reimbursements	(6)

Net expenses	11,441

Net investment income (loss)	69,258

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(13,015)
Investments in affiliates	(2)
Options purchased	(86)
Futures	(7,996)
Securities sold short	(4)
Foreign currency transactions	520
Forward foreign currency exchange contracts	(24,322)
Options written	24

Net realized gain (loss)	(44,881)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	63,979 [1]
Investments in affiliates	1
Futures	(6,564)
Foreign currency translations	252
Forward foreign currency exchange contracts	(1,344)

Change in net unrealized appreciation/depreciation	56,324

Net realized/unrealized gains (losses)	11,443

Change in net assets resulting from operations	$80,701

[1]	Net of change in Indonesia capital gains tax of approximately $313,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$69,258	$51,024
Net realized gain (loss)	(44,881)	(12,452)
Change in net unrealized appreciation/depreciation	56,324	52,034

Change in net assets resulting from operations	80,701	90,606

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(7,067)	(4,239)
Class C
From net investment income	(2,455)	(1,255)
Class I (formerly Select Class)
From net investment income	(62,192)	(52,977)
Class R6
From net investment income	(8,264)	(6,999)

Total distributions to shareholders	(79,978)	(65,470)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	892,443	241,385

NET ASSETS:
Change in net assets	893,166	266,521
Beginning of period	1,400,672	1,134,151

End of period	$2,293,838	$1,400,672

Accumulated undistributed (distributions in excess of) net investment income	$(44,125)	$4,230

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$153,426	$100,815
Distributions reinvested	6,865	4,173
Cost of shares redeemed	(95,125)	(47,414)

Change in net assets resulting from Class A capital transactions	$65,166	$57,574

Class C
Proceeds from shares issued	$33,806	$39,751
Distributions reinvested	2,298	1,148
Cost of shares redeemed	(14,446)	(6,345)

Change in net assets resulting from Class C capital transactions	$21,658	$34,554

Class I (formerly Select Class)
Proceeds from shares issued	$1,121,913	$808,159
Distributions reinvested	28,367	13,467
Cost of shares redeemed	(660,897)	(709,918)

Change in net assets resulting from Class I capital transactions	$489,383	$111,708

Class R6
Proceeds from shares issued	$367,559	$86,783
Distributions reinvested	2,704	2,415
Cost of shares redeemed	(54,027)	(51,649)

Change in net assets resulting from Class R6 capital transactions	$316,236	$37,549

Total change in net assets resulting from capital transactions	$892,443	$241,385

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Global Bond Opportunities Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	15,125	10,154
Reinvested	679	423
Redeemed	(9,387)	(4,779)

Change in Class A Shares	6,417	5,798

Class C
Issued	3,338	4,013
Reinvested	228	117
Redeemed	(1,429)	(644)

Change in Class C Shares	2,137	3,486

Class I (formerly Select Class)
Issued	110,259	81,537
Reinvested	2,800	1,363
Redeemed	(64,920)	(72,538)

Change in Class I Shares	48,139	10,362

Class R6
Issued	35,939	8,827
Reinvested	267	245
Redeemed	(5,297)	(5,270)

Change in Class R6 Shares	30,909	3,802

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	41

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Global Bond Opportunities Fund
Class A
Year Ended August 31, 2017	$10.24	$0.39	(f)	$0.05	$0.44	$(0.46)	$—	$(0.46)
Year Ended August 31, 2016	10.01	0.38	(f)	0.34	0.72	(0.49)	—	(0.49)
Year Ended August 31, 2015	10.60	0.40	(f)	(0.53)	(0.13)	(0.45)	(0.01)	(0.46)
Year Ended August 31, 2014	10.20	0.42	(f)	0.38	0.80	(0.35)	(0.05)	(0.40)
September 4, 2012 (h) through August 31, 2013	10.00	0.45		0.16	0.61	(0.41)	—	(0.41)

Class C
Year Ended August 31, 2017	10.21	0.35	(f)	0.04	0.39	(0.42)	—	(0.42)
Year Ended August 31, 2016	9.99	0.34	(f)	0.33	0.67	(0.45)	—	(0.45)
Year Ended August 31, 2015	10.59	0.35	(f)	(0.51)	(0.16)	(0.43)	(0.01)	(0.44)
Year Ended August 31, 2014	10.21	0.37	(f)	0.39	0.76	(0.33)	(0.05)	(0.38)
September 4, 2012 (h) through August 31, 2013	10.00	0.44		0.14	0.58	(0.37)	—	(0.37)

Class I (formerly Select Class)
Year Ended August 31, 2017	10.26	0.42	(f)	0.05	0.47	(0.49)	—	(0.49)
Year Ended August 31, 2016	10.03	0.40	(f)	0.35	0.75	(0.52)	—	(0.52)
Year Ended August 31, 2015	10.61	0.42	(f)	(0.52)	(0.10)	(0.47)	(0.01)	(0.48)
Year Ended August 31, 2014	10.21	0.45	(f)	0.37	0.82	(0.37)	(0.05)	(0.42)
September 4, 2012 (h) through August 31, 2013	10.00	0.50		0.14	0.64	(0.43)	—	(0.43)

Class R6
Year Ended August 31, 2017	10.27	0.43	(f)	0.04	0.47	(0.50)	—	(0.50)
Year Ended August 31, 2016	10.03	0.42	(f)	0.35	0.77	(0.53)	—	(0.53)
Year Ended August 31, 2015	10.61	0.44	(f)	(0.52)	(0.08)	(0.49)	(0.01)	(0.50)
Year Ended August 31, 2014	10.21	0.48	(f)	0.36	0.84	(0.39)	(0.05)	(0.44)
September 4, 2012 (h) through August 31, 2013	10.00	0.52		0.14	0.66	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Commencing on August 31, 2017, the Fund presents portfolio turnover in two ways, one including securities sold short and the other excluding securities sold short. For periods prior to August 31, 2017, the Fund did not transact in securities sold short.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended August 31, 2014 and for the period ended August 31, 2013.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate excluding securities sold short (b)(e)	Portfolio turnover rate (including securities sold short) (b)(e)

$10.22	4.47%	$190,488	0.89%		3.87%		1.23%		61%	62%
10.24	7.51	125,248	0.89		3.81		1.27		71	—
10.01	(1.26)	64,383	0.89		3.85		1.27		90	—
10.60	8.01	19,131	0.89	(g)	4.01	(g)	1.49	(g)	77	—
10.20	6.12	203	0.90	(g)	4.66	(g)	2.41	(g)	117	—

10.18	3.97	70,849	1.29		3.46		1.72		61	62
10.21	7.03	49,223	1.29		3.40		1.76		71	—
9.99	(1.63)	13,324	1.29		3.44		1.79		90	—
10.59	7.55	4,727	1.29	(g)	3.49	(g)	1.98	(g)	77	—
10.21	5.77	53	1.30	(g)	4.30	(g)	2.54	(g)	117	—

10.24	4.73	1,560,658	0.64		4.12		0.94		61	62
10.26	7.76	1,070,541	0.64		4.09		0.95		71	—
10.03	(0.97)	942,467	0.64		4.08		0.97		90	—
10.61	8.22	132,823	0.64	(g)	4.30	(g)	1.26	(g)	77	—
10.21	6.43	26,731	0.65	(g)	4.95	(g)	1.80	(g)	117	—

10.24	4.78	471,843	0.49		4.26		0.68		61	62
10.27	8.01	155,660	0.49		4.23		0.69		71	—
10.03	(0.86)	113,977	0.49		4.22		0.71		90	—
10.61	8.38	47,277	0.49	(g)	4.53	(g)	1.00	(g)	77	—
10.21	6.58	53	0.50	(g)	5.10	(g)	1.55	(g)	117	—

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Global Bond Opportunities Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide total return.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017, sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

44	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date.

Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at August 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

JPMorgan Global Bond Opportunities Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Asset-Backed Securities
Cayman Islands	$—	$76,424	$—	$76,424
Ireland	—	—	785	785
Italy	—	8	—	8
United States	—	9,992	21,828	31,820

Total Asset-Backed Securities	—	86,424	22,613	109,037

Collateralized Mortgage Obligations
Italy	—	—	142	142
Spain	—	23	—	23
United States	—	45,478	—	45,478

Total Collateralized Mortgage Obligations	—	45,501	142	45,643

Commercial Mortgage-Backed Securities
Cayman Islands	—	—	864	864
United States	—	81,943	35,746	117,689

Total Commercial Mortgage-Backed Securities	—	81,943	36,610	118,553

Convertible Bonds
China	—	3,604	—	3,604
Netherlands	—	1,892	—	1,892
South Korea	—	1,066	—	1,066
United Arab Emirates	—	847	—	847
United States	—	63,283	—	63,283

Total Convertible Bonds	—	70,692	—	70,692

Corporate Bonds
Argentina	—	6,469	—	6,469
Australia	—	5,183	—	5,183
Barbados	—	363	—	363

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Belgium	$—	$16,585	$—		$16,585
Brazil	—	19,731	—		19,731
Canada	—	17,965	—		17,965
Chile	—	2,743	—		2,743
China	—	13,677	—		13,677
Colombia	—	2,100	—		2,100
Denmark	—	2,994	—		2,994
Finland	—	186	—		186
France	—	59,080	—		59,080
Germany	—	45,177	—		45,177
Greece	—	562	—		562
Guatemala	—	1,488	—		1,488
Hong Kong	—	1,524	—		1,524
Indonesia	—	931	—		931
Ireland	—	30,663	—		30,663
Israel	—	6,407	—		6,407
Italy	—	45,744	—		45,744
Jamaica	—	2,265	—		2,265
Japan	—	4,748	—		4,748
Jordan	—	911	—		911
Kazakhstan	—	8,347	—		8,347
Kuwait	—	2,556	—		2,556
Luxembourg	—	65,109	—		65,109
Mexico	—	20,998	—		20,998
Netherlands	—	26,567	—		26,567
New Zealand	—	2,056	—		2,056
Nigeria	—	2,593	—		2,593
Panama	—	731	—		731
Peru	—	6,206	—		6,206
Portugal	—	9,810	—		9,810
Qatar	—	2,558	—		2,558
Singapore	—	911	—		911
Spain	—	37,040	—		37,040
Sweden	—	15,071	—		15,071
Switzerland	—	19,656	—		19,656
Turkey	—	2,313	—		2,313
United Arab Emirates	—	7,798	—		7,798
United Kingdom	—	103,059	—		103,059
United States	—	689,502	959		690,461

Total Corporate Bonds	—	1,310,377	959		1,311,336

Foreign Government Securities	—	457,495	—		457,495
Preferred Stocks
Bermuda	—	58	—		58
United States	—	—	2		2

Total Preferred Stocks	—	58	2		60

Common Stocks
Colombia	1,309	—	—		1,309
Ireland	437	—	—		437
New Zealand	—	—	73		73
United States	320	—	—	(a)	320

Total Common Stocks	2,066	—	73		2,139

Loan Assignments
Canada	—	2,801	—		2,801
Luxembourg	—	1,428	—		1,428

46	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Sweden	$—	$1,017	$—	$1,017
United States	—	58,223	—	58,223

Total Loan Assignments	—	63,469	—	63,469

Rights
United States	—	—	7	7
Short-Term Investments
Investment Company	86,406	—	—	86,406
U.S. Treasury Obligation	—	284	—	284

Total Short-Term Investments	86,406	284	—	86,690

Total Investments in Securities	88,472	2,116,243	60,406	2,265,121

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$3,105	$—	$3,105
Futures Contracts	19	—	—	19

Total Appreciation in Other Financial Instruments	$19	$3,105	$—	$3,124

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(6,034)	$—	$(6,034)
Futures Contracts	(4,277)	—	—	(4,277)

Total Depreciation in Other Financial Instruments	$(4,277)	$(6,034)	$—	$(10,311)

(a)	Value is zero

Transfers between fair value levels are valued utilizing values as of the beginning of the period.

There were no transfers between level 1 and level 2 during the year ended August 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2017
Investments in Securities:
Asset-Backed Securities —Cayman Islands	$100	$(39)	$22	$—	$—	$(83)	$—	$—	$—
Asset-Backed Securities — Ireland	973	(204)	16	—	—	—	—	—	785
Asset-Backed Securities — United States	45,691	576	665	46	2,518	(26,680)	1,032	(2,020)	21,828
Collateralized Mortgage Obligation — Italy	130	—	11	1	—	—	—	—	142
Commercial Mortgage-Backed Securities — Cayman Islands	109	—	7	—	860	(112)	—	—	864
Commercial Mortgage-Backed Securities — United States	26,725	(78)	595	17	21,723	(15,957)	2,721	—	35,746
Common Stocks — New Zealand	—	—	20	—	53	—	—	—	73
Common Stocks — United States	—	—	—	—	—	—	—	—	—	(a)
Corporate Bonds — United States	2,422	(130)	66	30	725	(1,934)	250	(470)	959
Preferred Stock — Ireland	47	—	—	—	—	—	—	(47)	—
Preferred Stock — United States	—	—	—	—	2	—	—	—	2
Rights — United States	—	—	7	—	—	—	—	—	7
Warrants — United States	135	1,756	(135)	—	—	(1,756)	—	—	—

	$76,332	$1,881	$1,274	$94	$25,881	$(46,522)	$4,003	$(2,537)	$60,406

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

(a)	Value is zero.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers among all levels are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine the price for the year ended August 31, 2017.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $1,346,000. This amount is included in Change in net unrealized appreciation/ depreciation of investments in non-affiliates on the Statement of Operations.

Quantitative Information about Level 3 Fair Value Measurements #

(Amounts in thousands)

	Fair Value at August 31, 2017		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$	—(a)	Market Comparable Companies	EBITDA Multiple (b)	6.4x - 8.2x

Common Stock		—(a)

		2	Market Comparable Companies	EBITDA Multiple (b)	6.4x - 8.2x
				Discount for potential outcome (c)	30.00% (30.00%)

Preferred Stock		2

		18,334	Discounted Cash Flow	Constant Prepayment Rate	0.00% - 30.00% (6.91%)
				Constant Default Rate	0.00% - 7.29% (3.00%)
				Yield (Discount Rate of Cash Flows)	1.64% - 7.50% (3.50%)

Asset-Backed Securities		18,334

		36,610	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	(23.72)% - 117.22% (3.60%)

Commercial Mortgage-Backed Securities		36,610

		702	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	6.92% - 12.96% (8.99%)
		—(a)	Pending Distribution Amount	Discount for potential outcome (c)	100.00% (100.00%)

Corporate Bonds		702

Total		$55,648

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At August 31, 2017, the value of these securities was $4,758,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.
(a)	Securities senior in the issuing entity capital structure result in this security being valued at zero.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(c)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as Agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The Fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the Fund has direct rights against the Borrower on a loan,

48	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

provided, however, the Fund’s rights may be more limited than the Lender from which it acquired the assignment and the Fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

D. Derivatives — The Fund used derivative instruments including futures and forward foreign currency exchange contracts in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed its value, as recorded on the Statement of Assets and Liabilities.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes D(1) — D(3) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures and securities to manage and hedge interest rate risks within the portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and records a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of Options written on the Statement of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	49

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions). The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The use of futures contracts exposes the Fund to interest rate risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollar without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Summary of Derivatives Information — The following table presents the value of derivatives held as of August 31, 2017, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$19	$—	$19
Foreign exchange contracts	Receivables	—	3,105	3,105

Total		$19	$3,105	$3,124

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4,277)	$—	$(4,277)
Foreign exchange contracts	Payables	—	(6,034)	(6,034)

Total		$(4,277)	$(6,034)	$(10,311)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

50	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of August 31, 2017 (amounts in thousands):

Counterparty	Gross Amount of Derivative Assets subject to netting agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Received	Net Amount Due From Counterparty (Not less than zero)
Australia and New Zealand Banking Group Limited	$2,714	$—	$—	$2,714
Citibank, N.A.	217	(217)	—	—
Goldman Sachs International	94	(13)	—	81
HSBC Bank, N.A.	41	(41)	—	—
Royal Bank of Canada	39	(3)	—	36

	$3,105	$(274)	$—	$2,831

Counterparty	Gross Amount of Derivative Liabilities subject to netting agreement Presented on the Statement of Assets and Liabilities (a)	Derivatives Available for offset	Collateral Posted	Net Amount Due to Counterparty (Not less than zero)
BNP Paribas	$77	$—	$—	$77
Citibank, N.A.	520	(217)	—	303
Deutsche Bank AG	50	—	—	50
Goldman Sachs International	13	(13)	—	—
HSBC Bank, N.A.	221	(41)	—	180
Merrill Lynch International	55	—	—	55
National Australia Bank Limited	110	—	—	110
Royal Bank of Canada	3	(3)	—	—
State Street Corp.	40	—	—	40
TD Bank Financial Group	4,945	—	—	4,945

	$6,034	$(274)	$—	$5,760

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the Statement of Assets and Liabilities.

The following tables present the effect of derivatives on the Statement of Operations for the year ended August 31, 2017, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Options	Total
Interest rate contracts	$(7,996)	$—	$(62)	$(8,058)
Foreign exchange contracts	—	(24,322)	—	(24,322)

Total	$(7,996)	$(24,322)	$(62)	$(32,380)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on the Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(6,564)	$—	$(6,564)
Foreign exchange contracts	—	(1,344)	(1,344)

Total	$(6,564)	$(1,344)	$(7,908)

The Fund’s derivatives contracts held at August 31, 2017 are not accounted for as hedging instruments under GAAP.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	51

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

Derivatives Volume — The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts and options activity during the year ended August 31, 2017 (amounts in thousands, except number of contracts). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Average Notional Balance Long	$221,824
Average Notional Balance Short	1,121,185
Ending Notional Balance Long	85,632
Ending Notional Balance Short	1,279,287

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	108,170
Average Settlement Value Sold	574,041
Ending Settlement Value Purchased	65,386
Ending Settlement Value Sold	675,807

Exchange-Traded Options:
Average Number of Contracts Purchased	1,761	(a)
Average Number of Contracts Written	1,761	(a)

(a)	For the period August 2, 2017 through August 11, 2017.

E. When Issued, Delayed Delivery Securities and Forward Commitments — The Fund purchased when issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when issued, delayed delivery, or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Fund may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued, delayed delivery, or forward commitment basis is not accrued until settlement date.

F. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest income on the Statement of Operations.

H. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency are class-specific expenses, and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial

52	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$7	$4	$15	$2	$28
Sub-transfer agency fees	77	20	195	—	292

I. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

J. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

K. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(790)	$(37,635)	$38,425

The reclassifications for the Fund relate primarily to foreign currency gains or losses.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2017, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2017, JPMDS retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$42	$—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Fund. The amounts are paid directly to JPMCB by the Fund for these services are included in Collateral management fees on the Statement of Operations.

G. Waivers and Reimbursements — The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
0.90%	1.30%	0.65%	0.50%

The expense limitation agreement was in effect for the year ended August 31, 2017 and is in place until at least May 17, 2018.

For the year ended August 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,823	$1,215	$1,888	$4,926	$6

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2017 were approximately $119,000.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

54	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended August 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$1,765,135	$992,241	$1,590	$1,594

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$2,187,554	$98,382	$28,002	$70,380

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in contingent payment debt instruments and mark to market of futures contracts and forward foreign currency exchange contracts.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

Ordinary Income *	Net Long-Term Capital Gains	Total Distributions Paid
$79,978	$—	$79,978
*	Short-term gain distributions are treated as ordinary income for income tax purposes

The tax character of distributions paid during the year ended August 31, 2016 was as follows (amounts in thousands):

Ordinary Income *	Net Long-Term Capital Gains	Total Distributions Paid
$65,470	$—	$65,470
*	Short-term gain distributions are treated as ordinary income for income tax purposes

As of August 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$—	$(26,565)	$58,244

The cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, mark to market of forward foreign currency exchange contracts, mark to market of futures contracts, straddle loss deferrals and investments in contingent payment debt instruments.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

As of August 31, 2017, the Fund had net capital loss carryforwards as follows (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$14,406	$12,159

Net capital losses incurred after October 31 within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2017, the Fund deferred to September 1, 2017 the following post-October net capital losses of (amounts in thousands):

Net Capital Loss		Specified Ordinary Losses
Short-Term	Long-Term
$2,893	$7,070	$34,889

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at August 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended August 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2017, the Fund had two affiliated omnibus accounts which owned 37.1% of the Fund’s outstanding shares.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

As of August 31, 2017, a significant portion of the Fund’s investments consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

56	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

The Fund invests in debt securities that have preferred stock characteristics. These characteristics include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than they would have been if it had not used derivatives. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as forward foreign currency exchange contracts and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of August 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Global Bond Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Global Bond Opportunities Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

October 27, 2017

58	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	149	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	149	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	149	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	None

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	59

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	149	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	149	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (149 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

60	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	61

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2017, and continued to hold your shares at the end of the reporting period, August 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Global Bond Opportunities Fund
Class A
Actual	$1,000.00	$1,027.80	$4.55	0.89%
Hypothetical	1,000.00	1,020.72	4.53	0.89
Class C
Actual	1,000.00	1,025.90	6.59	1.29
Hypothetical	1,000.00	1,018.70	6.56	1.29
Class I (formerly Select Class)
Actual	1,000.00	1,030.10	3.27	0.64
Hypothetical	1,000.00	1,021.98	3.26	0.64
Class R6
Actual	1,000.00	1,029.80	2.51	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

62	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	63

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

64	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), and a sub-set of funds within the Universe (the “Peer Group”) by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Global Bond Opportunities Fund’s performance for Class A and Class I shares was in the first quintile based upon both the Peer Group and Universe, for the one- and three-year periods ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and, reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that that the Global Bond Opportunities Fund’s net advisory fee for Class A shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses were in the second and first quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class I shares were in the first and second quintiles based upon the Peer Group and Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	65

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2017. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2017. The information necessary to complete your income tax returns for the calendar year ending December 31, 2017 will be provided under separate cover.

66	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. August 2017.	AN-GBO-817

Annual Report

J.P. Morgan Income Funds

August 31, 2017

JPMorgan Floating Rate Income Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

October 11, 2017 (Unaudited)

Dear Shareholder,

The U.S. economy sustained a pattern of relatively low but steady growth during the twelve months ended August 31, 2017, and investors largely shrugged off geopolitical tensions while focusing on continued low interest rates and growth in corporate earnings.

“The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors.” — George C.W. Gatch

Globally, developed market and emerging market economies began to grow in a more synchronized fashion in late 2016 and continued to expand through August 2017. China’s economy continued to grow and its financial markets remained largely stable, thanks to Beijing’s efforts to curb excess speculation by investors. The leading economies of Europe, Asia and Latin America contributed to global growth.

Expanding investment, employment and trade led the Organization for Economic Development and Cooperation to forecast global economic growth at 3.5% in 2017 and 3.7% in 2018. Global corporate profits rose 25% in the second quarter of 2017, driven by both revenue growth and margin expansion.

In the U.S., the economic expansion entered its 98th consecutive month in August 2017, the third longest expansion on record and over the course of the twelve month reporting period, the unemployment rate fell to 4.4% from 4.9%. Amid gains in employment and a pickup in price inflation, the U.S. Federal Reserve raised interest rates in December 2016, March 2017 and June 2017, and signaled it would raise rates once more before the end of 2017.

Meanwhile, demand from the improving economies of Europe and Asia and a weakening U.S. dollar, helped drive U.S. corporate profits to their highest levels in 13 years. In the second quarter of 2017, more than an estimated three-fourths of the companies in the Standard & Poor’s 500 Index (the “S&P 500”) reported earnings that surpassed analysts’ consensus estimates, according to Bloomberg News. At the same time, U.S. corporations took advantage of relatively low interest rates and issued more than $1 trillion of new bonds from January through August 2017.

Throughout the twelve month reporting period, equity and bond markets generally provided investors with positive returns. The November 8, 2016 election, which gave the Republican Party control of the White House and Congress, helped to fuel a sustained rally in U.S. equities amid investor expectations for tax cuts, infrastructure spending and regulatory reform. Even as expectations for rapid implementation of those policies faded, U.S. equity prices continued to reach new record highs through August 2017. Notably, financial market volatility held near 10-year lows, spiking only briefly on election night news of Donald Trump’s election victory in November 2016 and again in early August 2017 amid rising military tension between the U.S. and North Korea. For the twelve months ended August 31, 2017, the S&P 500 returned 16.2%, while the MSCI Europe, Australasia and Far East Index returned 18.2% and the MSCI Emerging Markets Index returned 25.0%.

The leading economies of Europe, Asia and Latin America provided a notable boost to global growth during the reporting period and the world’s central banks largely maintained accommodative policies that benefitted both corporations and investors. We believe investors who maintain a properly diversified portfolio and a long term perspective will be best positioned to gain from opportunities presented by the current market environment.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	1

JPMorgan Floating Rate Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED AUGUST 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1,*	4.51%
Credit Suisse Leveraged Loan Index	5.85%
Bloomberg Barclays U.S. Aggregate Index	0.49%

Net Assets as of 8/31/2017 (In Thousands)	$2,415,809

INVESTMENT OBJECTIVE**

The JPMorgan Floating Rate Income Fund (the “Fund”) seeks to provide current income with a secondary objective of capital appreciation.

HOW DID THE MARKET PERFORM?

U.S. equity and bond markets overall provided investors with positive returns during the reporting period amid growth in corporate profits, low interest rates and steady growth in most developed market and emerging market economies.

Within fixed income markets, high yield bonds (also known as “junk bonds”) continued to outperform investment grade corporate debt and U.S. Treasury bonds throughout the twelve month reporting period. Notably, U.S. companies sold new bonds at a record pace in 2017 — more than $1 trillion combined — in anticipation of U.S. Federal Reserve moves to raise interest rates over the course of the year.

While U.S. financial market volatility remained historically low throughout the reporting period, there was a brief spike ahead of the November 2016 election and again in early August 2017 amid tension between the U.S. and North Korea.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Credit Suisse Leveraged Loan Index (the “Benchmark”) for the twelve months ended August 31, 2017.

The Fund’s security selection — mostly in loan assignments — in the health care sector and its overweight position in the food and drug sector (consumer staples) were leading detractors from performance relative to the Benchmark. The Fund’s security selection — mostly in loan assignments — in the utilities sector and its security selection and underweight position in the retail sector were leading positive contributors to relative performance.

Relative to the Bloomberg Barclays U.S. Aggregate Index, which does not hold high yield bonds, the Fund’s allocation to high yield bonds helped performance as high yield bonds generally outperformed other sectors of the bond market during the reporting period.

HOW WAS THE FUND POSITIONED?

Relative to the Benchmark during the twelve month reporting period, the Fund was overweight in securities rated AAA through BB and was underweight in securities rated B, CCC and CC to D. The Fund’s portfolio managers generally upgraded the credit quality of the portfolio during the reporting period and gained exposure to higher quality loan assignments and bonds mainly by investing in floating rate loan facilities issued by corporations and, to a lesser extent, fixed rate short duration corporate debt securities.

PORTFOLIO COMPOSITION***
Loan Assignments	79.4%
Corporate Bonds	12.0
Others (each less than 1.0%)	1.9
Short-Term Investment	6.7

[1]	Effective April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of August 31, 2017. The Fund’s portfolio composition is subject to change.

2	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

AVERAGE ANNUAL TOTAL RETURNS AS OF AUGUST 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	June 1, 2011
With Sales Charge*		1.86%	2.34%	2.49%
Without Sales Charge		4.25	3.13	3.12
CLASS C SHARES	June 1, 2011
With CDSC**		2.74	2.62	2.61
Without CDSC		3.74	2.62	2.61
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	June 1, 2011	4.51	3.37	3.38
CLASS R6 SHARES	October 31, 2013	4.61	3.45	3.44

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (6/1/11 TO 8/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on June 1, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Floating Rate Income Fund, the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Index and the Lipper Loan Participation Funds Index from June 1, 2011 to August 31, 2017. The performance of the Lipper Loan Participation Funds Index reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any. The performance of the Credit Suisse Leveraged Loan Index and the Bloomberg Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the indices, if applicable. The perform-

ance of the Lipper Loan Participation Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Credit Suisse Leveraged Loan Index is an unmanaged market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market. The index reflects reinvestment of all distributions and changes in market prices. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Loan Participation Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	3

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.6%
	Continental Airlines Pass-Through Trust,
134	Series 2003-ERJ1, 7.88%, 07/02/2018	136
2,651	Series 2004-ERJ1, 9.56%, 09/01/2019	2,817
616	Series 2006-ERJ1, 9.32%, 11/01/2019 (e)	652
9,648	Series 2012-3, Class C, 6.13%, 04/29/2018	9,850
2,262	Sprint Spectrum Co. LLC, 3.36%, 09/20/2021 (e)	2,295

	Total Asset-Backed Securities (Cost $15,625)	15,750

Corporate Bonds — 12.3%
	Consumer Discretionary — 1.8%
	Automobiles — 0.1%
3,417	Jaguar Land Rover Automotive plc, (United Kingdom), 4.13%, 12/15/2018 (e)	3,468

	Hotels, Restaurants & Leisure — 1.0%
	GLP Capital LP,
2,000	4.38%, 04/15/2021	2,080
3,000	4.88%, 11/01/2020	3,165
5,000	International Game Technology plc, 5.63%, 02/15/2020 (e)	5,288
4,780	MGM Resorts International, 5.25%, 03/31/2020	5,043
7,627	NCL Corp. Ltd., 4.75%, 12/15/2021 (e)	7,903

		23,479

	Media — 0.6%
	Cablevision Systems Corp.,
278	8.00%, 04/15/2020	308
242	8.63%, 09/15/2017	242
2,600	Charter Communications Operating LLC, 3.58%, 07/23/2020	2,667
	CSC Holdings LLC,
614	5.25%, 06/01/2024	630
1,486	8.63%, 02/15/2019	1,624
7,000	DISH DBS Corp., 7.88%, 09/01/2019	7,691

		13,162

	Specialty Retail — 0.1%
	Claire’s Stores, Inc.,
1,872	6.13%, 03/15/2020 (e)	896
4,000	9.00%, 03/15/2019 (e)	2,080

		2,976

	Total Consumer Discretionary	43,085

	Consumer Staples — 0.1%
	Beverages — 0.0% (g)
1,142	DS Services of America, Inc., (Canada), 10.00%, 09/01/2021 (e)	1,208

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.1%
2,277	Bumble Bee Holdings, Inc., 9.00%, 12/15/2017 (e)	2,282

	Total Consumer Staples	3,490

	Energy — 1.7%
	Energy Equipment & Services — 0.1%
2,208	Shelf Drilling Holdings Ltd., (United Arab Emirates), 9.50%, 11/02/2020 (e)	2,131

	Oil, Gas & Consumable Fuels — 1.6%
	Andeavor Logistics LP,
4,000	5.50%, 10/15/2019	4,200
3,800	5.88%, 10/01/2020	3,862
5,100	Antero Resources Corp., 5.38%, 11/01/2021	5,189
1,750	Oasis Petroleum, Inc., 6.50%, 11/01/2021	1,704
8,100	Rockies Express Pipeline LLC, 6.85%, 07/15/2018 (e)	8,383
4,000	Sunoco LP, 5.50%, 08/01/2020	4,117
6,275	Targa Resources Partners LP, 5.00%, 01/15/2018	6,283
5,713	Whiting Petroleum Corp., 5.00%, 03/15/2019	5,656

		39,394

	Total Energy	41,525

	Financials — 0.9%
	Consumer Finance — 0.6%
12,050	Ally Financial, Inc., 8.00%, 03/15/2020	13,586

	Thrifts & Mortgage Finance — 0.3%
6,940	Radian Group, Inc., 5.25%, 06/15/2020	7,339

	Total Financials	20,925

	Health Care — 1.6%
	Health Care Equipment & Supplies — 0.2%
5,000	Mallinckrodt International Finance SA, 3.50%, 04/15/2018	5,013

	Health Care Providers & Services — 1.4%
	HCA, Inc.,
7,000	4.25%, 10/15/2019	7,218
6,000	6.50%, 02/15/2020	6,534
	Tenet Healthcare Corp.,
4,000	4.38%, 10/01/2021	4,065
11,841	4.63%, 07/15/2024 (e)	11,839
2,480	4.75%, 06/01/2020	2,557
520	6.00%, 10/01/2020	554

		32,767

	Total Health Care	37,780

SEE NOTES TO FINANCIAL STATEMENTS.

4	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Industrials — 1.3%
	Aerospace & Defense — 0.1%
2,272	Bombardier, Inc., (Canada), 4.75%, 04/15/2019 (e)	2,317

	Airlines — 0.2%
5,523	Allegiant Travel Co., 5.50%, 07/15/2019	5,675

	Commercial Services & Supplies — 0.5%
11,745	ILFC E-Capital Trust I, (USD Constant Maturity 30 Year + 1.55%, 14.50% Cap), 4.34%, 12/21/2065 (e) (aa)	11,158
1,500	Nielsen Finance LLC, 4.50%, 10/01/2020	1,522

		12,680

	Machinery — 0.1%
3,200	Bluewater Holding BV, (Netherlands), Reg. S, 10.00%, 12/10/2019 (e)	3,040

	Road & Rail — 0.4%
8,358	DAE Funding LLC, (United Arab Emirates), 4.00%, 08/01/2020 (e)	8,442

	Total Industrials	32,154

	Information Technology — 1.3%
	Electronic Equipment, Instruments & Components — 0.1%
3,400	Anixter, Inc., 5.63%, 05/01/2019	3,566

	IT Services — 0.2%
5,000	Alliance Data Systems Corp., 5.88%, 11/01/2021 (e)	5,138

	Semiconductors & Semiconductor Equipment — 0.1%
2,615	NXP BV, (Netherlands), 4.13%, 06/01/2021 (e)	2,735

	Software — 0.4%
4,350	Infor US, Inc., 5.75%, 08/15/2020 (e)	4,464
2,143	Nuance Communications, Inc., 5.38%, 08/15/2020 (e)	2,175
1,860	Symantec Corp., 4.20%, 09/15/2020	1,958

		8,597

	Technology Hardware, Storage & Peripherals — 0.5%
	Dell International LLC,
5,838	4.42%, 06/15/2021 (e)	6,152
5,000	5.88%, 06/15/2021 (e)	5,242

		11,394

	Total Information Technology	31,430

	Materials — 1.4%
	Chemicals — 0.4%
9,000	CF Industries, Inc., 3.40%, 12/01/2021 (e)	9,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.4%
9,545	Cemex SAB de CV, (Mexico), (USD 3 Month LIBOR + 4.75%), 6.05%, 10/15/2018 (e) (aa)	9,867

	Containers & Packaging — 0.4%
5,000	Ardagh Packaging Finance plc, (Ireland), 4.25%, 09/15/2022 (e)	5,125
4,195	Reynolds Group Issuer, Inc., (New Zealand), (USD 3 Month LIBOR + 3.50%), 4.80%, 07/15/2021 (e) (aa)	4,274

		9,399

	Metals & Mining — 0.2%
4,600	Freeport-McMoRan, Inc., 3.10%, 03/15/2020	4,600
897	United States Steel Corp., 8.38%, 07/01/2021 (e)	991

		5,591

	Total Materials	34,022

	Real Estate — 0.3%
	Equity Real Estate Investment Trusts (REITs) — 0.3%
3,000	Equinix, Inc., 5.38%, 01/01/2022	3,142
4,330	Iron Mountain, Inc., 6.00%, 10/01/2020 (e)	4,482

	Total Real Estate	7,624

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.6%
1,084	Frontier Communications Corp., 8.50%, 04/15/2020	1,072
	Level 3 Financing, Inc.,
2,135	(USD 6 Month LIBOR + 3.50%), 4.94%, 01/15/2018 (aa)	2,140
9,596	6.13%, 01/15/2021	9,825

		13,037

	Wireless Telecommunication Services — 0.6%
6,000	SoftBank Group Corp., (Japan), 4.50%, 04/15/2020 (e)	6,202
5,000	Sprint Communications, Inc., 7.00%, 03/01/2020 (e)	5,475
3,334	T-Mobile USA, Inc., 4.00%, 04/15/2022	3,430

		15,107

	Total Telecommunication Services	28,144

	Utilities — 0.7%
	Electric Utilities — 0.0% (g)
75,000	Texas Competitive Electric Holdings Co. LLC, 8.50%, 05/01/2020 (d) (bb)	188

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	5

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — continued
	Independent Power and Renewable Electricity Producers — 0.7%
	AES Corp.,
4,216	(USD 3 Month LIBOR + 3.00%), 4.20%, 06/01/2019 (aa)	4,221
4,000	7.38%, 07/01/2021	4,530
	GenOn Energy, Inc.,
1,360	9.50%, 10/15/2018 (d)	938
1,640	9.88%, 10/15/2020 (d)	1,132
6,460	NRG Energy, Inc., 7.88%, 05/15/2021	6,670

		17,491

	Total Utilities	17,679

	Total Corporate Bonds (Cost $294,393)	297,858

SHARES
Common Stocks — 0.6%
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
3	Sabine Oil & Gas Holdings, Inc. (a)	144
1	Southcross Holdco Equity (a) (bb)	937

	Total Energy	1,081

	Utilities — 0.5%
	Independent Power and Renewable Electricity Producers — 0.5%
700	Vistra Energy Corp.	12,390

	Total Common Stocks (Cost $12,152)	13,471

Preferred Stock — 0.7%
	Financials — 0.7%
	Insurance — 0.7%
16	XLIT Ltd., (Bermuda), Series D, (USD 3 Month LIBOR + 3.12%), 4.42%, 10/02/2017 ($1,000 par value) (aa) @ (Cost $13,587)	15,804

PRINCIPAL AMOUNT($)
Loan Assignments — 81.7% (cc)
	Consumer Discretionary — 16.6%
	Auto Components — 0.3%
816	Key Safety Systems, Inc., Initial Term Loan, (3 Month LIBOR + 4.50%), 5.82%, 08/29/2021 (aa)	820
6,503	USI, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.00%), 4.31%, 05/16/2024 (aa)	6,464

		7,284

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Consumer Services — 1.0%
24,036	Spin Holdco, Inc., Term Loan B, (2 Month LIBOR + 3.75%), 5.01%, 11/14/2022 (aa)	24,091

	Hotels, Restaurants & Leisure — 3.4%
23,541	1011778 BC ULC, 1st Lien Term Loan B, (LIBOR + 2.25%), 3.51%, 02/16/2024 (aa)	23,460
5,111	American Casino & Entertainment Properties LLC, Term Loan B, (1 Month LIBOR + 3.25%), 4.49%, 07/07/2022 (aa)	5,114
4,140	Gateway Casinos & Entertainment Ltd., 1st Lien Term Loan B, (Canada), (3 Month LIBOR + 3.75%), 5.05%, 02/22/2023 (aa)	4,150
6,505	Golden Nugget, Inc., Closing Date Facility Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 11/21/2019 (aa)	6,526
2,788	Golden Nugget, Inc., Delayed Draw Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 11/21/2019 (aa)	2,797
7,290	Greektown Holdings LLC, Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 04/25/2024 (aa) ^	7,274
12,348	Hilton Worldwide Finance LLC, Series B-2 Term Loan, (1 Month LIBOR + 2.00%), 3.23%, 10/25/2023 (aa)	12,385
3,215	Landry’s, Inc., 1st Lien Term Loan, (LIBOR + 2.75%), 3.98%, 10/04/2023 (aa)	3,184
12,516	Penn National Gaming, Inc., Term Loan, (1 Month LIBOR + 2.50%), 3.80%, 01/19/2024 (aa)	12,554
3,720	Playa Resorts Holding, 1st Lien Term Loan B, (3 Month LIBOR + 3.00%), 4.32%, 04/29/2024 (aa)	3,718

		81,162

	Leisure Products — 1.3%
14,475	Delta 2 Sarl, USD Facility B-3 Term loan, (1 Month LIBOR + 3.25%), 4.49%, 02/01/2024 (aa)	14,559
20,372	FGI Operating Co. LLC, Term B Loan, (1 Month LIBOR + 4.25%), 5.50%, 04/19/2019 (aa)	17,520

		32,079

	Media — 7.8%
17,175	Altice US Finance I Corp., Term Loan, (1 Month LIBOR + 2.25%), 3.48%, 07/28/2025 (aa)	17,041
7,187	AMC Entertainment, Inc., 1st Lien Term Loan, (1 Month LIBOR + 2.25%), 3.48%, 12/15/2022 (aa)	7,145
2,388	AMC Entertainment, Inc., Term Loan B, (1 Month LIBOR + 2.25%), 3.48%, 10/31/2023 (aa)	2,376

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Media — continued
2,570	Charter Communications Operating LLC, 1st Lien Term Loan H, (1 Month LIBOR + 2.00%), 3.24%, 01/15/2022 (aa)	2,576
1,875	Charter Communications Operating LLC, 1st Lien Term Loan I, (1 Month LIBOR + 2.25%), 3.49%, 01/15/2024 (aa)	1,883
20,602	CSC Holdings LLC, 1st Lien Term Loan, (1 Month LIBOR + 2.25%), 3.48%, 07/17/2025 (aa)	20,456
2,939	Entercom Communications Corp., 1st Lien Term Loan B, (1 Month LIBOR + 3.50%; United States Prime Rate + 2.50%), 4.72%, 11/01/2023 (aa)	2,941
9,785	Gray Television, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.50%), 3.73%, 02/07/2024 (aa)	9,795
7,695	Hoya Midco LLC, 1st Lien Term Loan, (3 Month LIBOR + 4.50%), 5.30%, 06/30/2024 (aa)	7,681
11,961	iHeartCommunications, Inc., Term Loan D, (1 Month LIBOR + 6.75%), 7.99%, 01/30/2019 (aa)	9,569
2,795	iHeartCommunications, Inc., Tranche E Term Loan, (1 Month LIBOR + 7.50%), 8.74%, 07/30/2019 (aa)	2,233
716	Mission Broadcasting, Inc., Term B-2 Loan, (1 Month LIBOR + 2.50%), 3.73%, 01/17/2024 (aa)	717
8,707	MTL Publishing LLC, 1st Lien Term Loan, (1 Month LIBOR + 2.50%), 3.73%, 08/21/2023 (aa)	8,719
5,765	Nexstar Broadcasting, Inc., Term B-2 Loan, (1 Month LIBOR + 2.50%), 3.73%, 01/17/2024 (aa)	5,772
12,370	NVA Holdings, Inc., Term Loan B-2, (3 Month LIBOR + 3.50%), 4.80%, 08/14/2021 (aa)	12,417
5,554	Regal Cinemas Corp., 1st Lien Term Loan, (1 Month LIBOR + 2.00%), 3.24%, 04/01/2022 (aa)	5,502
8,252	Sinclair Broadcast Group, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.25%), 3.49%, 01/03/2024 (aa)	8,254
7,099	Tribune Media Co., 1st Lien Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 01/26/2024 (aa)	7,111
5,442	Tribune Media Co., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 12/27/2020 (aa)	5,449
32,081	Univision Communications, Inc., 1st Lien Term Loan C-5, (1 Month LIBOR + 2.75%), 3.99%, 03/15/2024 (aa)	31,811
1,968	Vertis, Inc., 1st Lien Term Loan, (USD 1 Month LIBOR + 8.75%), 12.00%, 12/21/2017 (d) (aa) (bb)	—	(h)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — continued
10,825	WMG Acquisition Corp., Term Loan, (1 Month LIBOR + 2.50%), 3.74%, 11/01/2023 (aa)	10,829
8,473	Zuffa LLC, 1st Lien Guaranteed Senior Secured Term Loan, (1 Month LIBOR + 3.25%), 4.49%, 08/18/2023 (aa)	8,494

		188,771

	Multiline Retail — 0.7%
9,133	JC Penney Corp., Term Loan B, (3 Month LIBOR + 4.25%), 5.57%, 06/23/2023 (aa)	8,988
11,336	Neiman Marcus Group, Inc., Other Term Loan, (1 Month LIBOR + 3.25%), 4.48%, 10/25/2020 (aa)	8,329

		17,317

	Specialty Retail — 1.3%
3,812	Culligan Holding, Inc., 1st Lien Term Loan, (1 Month LIBOR + 4.00%), 5.23%, 12/13/2023 (aa)	3,838
4,118	PetSmart, Inc., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 03/11/2022 (aa)	3,617
24,250	Staples, Inc., 1st Lien Term Loan, (3 Month LIBOR + 4.25%), 5.25%, 08/15/2024 (aa) ^	24,123

		31,578

	Textiles, Apparel & Luxury Goods — 0.8%
6,340	Cole Haan LLC, Term B-1 Loan, (1 Month LIBOR + 4.00%), 5.24%, 01/31/2020 (aa)	5,841
4,799	Nine West Holdings, Inc., Initial Loan, (3 Month LIBOR + 3.75%), 5.05%, 10/08/2019 (aa)	4,026
9,727	SAMSONITE IP Holdings, 1st Lien Term Loan B, (1 Month LIBOR + 2.25%), 3.49%, 08/01/2023 (aa)	9,785

		19,652

	Total Consumer Discretionary	401,934

	Consumer Staples — 9.5%
	Food & Staples Retailing — 4.9%
25,047	Albertson’s LLC, 1st Lien Term Loan, (3 Month LIBOR + 3.00%), 4.29%, 12/21/2022 (aa)	24,290
9,715	Albertson’s LLC, 1st Lien Term Loan B-4, (1 Month LIBOR + 2.75%), 3.99%, 08/25/2021 (aa)	9,420
7,996	BJ’s Wholesale Club, Inc., 1st Lien Term Loan, (1 Month LIBOR + 3.75%), 4.97%, 02/03/2024 (aa)	7,693
2,075	BJ’s Wholesale Club, Inc., 2nd Lien Term Loan, (1 Month LIBOR + 7.50%), 8.71%, 02/03/2025 (aa)	1,991

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	7

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Food & Staples Retailing — continued
17,388	Moran Foods LLC, Term Loan B, (1 Month LIBOR + 6.00%), 7.24%, 11/29/2023 (aa)	16,344
13,000	Rite Aid Corp., Tranche 2 Term Loan, (1 Month LIBOR + 3.88%), 5.12%, 06/21/2021 (aa)	13,049
18,011	SUPERVALU, Inc., Delayed Draw Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 06/02/2024 (aa)	17,366
30,019	SUPERVALU, Inc., Term Loan B, (1 Month LIBOR + 3.50%), 4.74%, 06/08/2024 (aa)	28,943

		119,096

	Food Products — 3.2%
15,584	Dole Food Co., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.09%, 04/06/2024 (aa)	15,613
18,216	Hearthside Group Holdings LLC, 1st Lien Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 06/02/2021 (aa)	18,262
24,531	JBS USA LLC, Term Loan B, (3 Month LIBOR + 2.50%; and United States Prime Rate + 1.50%), 3.80%, 10/30/2022 (aa)	24,235
19,310	Pinnacle Foods Finance LLC, Term Loan B, (1 Month LIBOR + 2.00%), 3.23%, 02/02/2024 (aa)	19,351

		77,461

	Household Products — 0.4%
9,494	Clover Merger Sub, Inc., 1st Lien Term Loan, (3 Month LIBOR + 3.75%), 4.50%, 09/15/2024 (aa) ^	9,429

	Personal Products — 1.0%
13,860	NBTY, Inc., 1st Lien Term Loan B-1, (3 Month LIBOR + 3.50%), 4.80%, 05/05/2023 (aa)	13,865
7,792	Prestige Brands, Inc., 1st Lien Term Loan B-4, (1 Month LIBOR + 2.75%), 3.99%, 01/26/2024 (aa)	7,800
2,710	Revlon Consumer Products Corp., Term Loan B, (1 Month LIBOR + 3.50%), 4.74%, 09/07/2023 (aa)	2,428

		24,093

	Total Consumer Staples	230,079

	Energy — 5.2%
	Energy Equipment & Services — 0.1%
2,955	Floatel International Ltd., Initial Term Loan, (3 Month LIBOR + 5.00%), 6.30%, 06/27/2020 (aa)	2,172

	Oil, Gas & Consumable Fuels — 5.1%
12,210	California Resources Corp., 1st Lien Second Out Term Loan, (1 Month LIBOR + 10.38%), 11.60%, 12/31/2021 (aa)	12,922

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — continued
5,899		CITGO Petroleum Corp., Term B Loan, (3 Month LIBOR + 3.50%), 4.80%, 07/29/2021 (aa)	5,897
16,338		Energy Transfer Equity LP, Term Loan, (1 Month LIBOR + 2.75%), 3.98%, 02/02/2024 (aa) ^	16,353
19,682		Gulf Finance LLC, 1st Lien Term Loan B, (3 Month LIBOR + 5.25%), 6.55%, 08/25/2023 (aa)	17,779
39,102		MEG Energy Corp., 1st Lien Term B Loan, (Canada), (1 Month LIBOR + 3.50%), 4.73%, 12/31/2023 (aa)	38,760
1,293		Southcross Holdings Borrower LP, Tranche B Term Loan, (LIBOR + 3.50% - 5.50%), 3.50%, 04/13/2023 (aa)	1,120
12,044		Summit Midstream Partners Holdings LLC, Senior Secured Term Loan, (1 Month LIBOR + 6.00%), 7.24%, 05/16/2022 (aa)	12,194
18,529		Ultra Resources, Inc., Term Loan, (3 Month LIBOR + 3.00%), 4.31%, 04/12/2024 (aa)	18,498

			123,523

		Total Energy	125,695

		Financials — 1.0%
		Banks — 0.2%
5,308		Associated Asphalt Partners LLC, Senior Secured Term Loan, (1 Month LIBOR + 5.25%), 6.49%, 03/29/2024 (aa)	5,255

		Capital Markets — 0.5%
—	(h)	Duff & Phelps Corp., Term Loan, (3 Month LIBOR + 3.75%), 5.05%, 04/23/2020 (aa) ^	—	(h)
11,650		Misys, Term Loan B, (3 Month LIBOR + 3.50%), 4.82%, 06/13/2024 (aa)	11,700

			11,700

		Diversified Financial Services — 0.2%
3,185		Tkc Holdings Inc., 1st Lien Term Loan, (1 Month LIBOR + 4.25%), 5.49%, 02/01/2023 (aa)	3,194
1,611		Tkc Holdings Inc., 2nd Lien Term Loan, (1 Month LIBOR + 8.00%), 9.24%, 02/01/2024 (aa)	1,611

			4,805

		Insurance — 0.1%
1,234		HUB International Ltd., Initial Term Loan, (LIBOR + 3.25%), 4.31%, 10/02/2020 (aa)	1,237

		Total Financials	22,997

		Health Care — 8.1%
		Health Care Equipment & Supplies — 1.0%
8,695		Auris Luxembourg III Sarl, Term Loan B-7, (Luxembourg), (3 Month LIBOR + 3.00%), 4.30%, 01/17/2022 (aa)	8,701

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Health Care Equipment & Supplies — continued
16,664	Mallinckrodt International Finance, Term Loan B, (3 Month LIBOR + 2.75%), 4.05%, 09/24/2024 (aa)	16,679

		25,380

	Health Care Providers & Services — 4.5%
2,994	Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, (1 Month LIBOR + 2.75%), 3.98%, 02/16/2023 (aa) ^	3,009
2,856	Air Methods Corp., Term Loan, (3 Month LIBOR + 3.50%), 4.80%, 04/22/2024 (aa)	2,774
16,304	CHG Healthcare Services, Inc., Term Loan B, (LIBOR + 3.25%), 4.56%, 06/07/2023 (aa)	16,419
11,279	Community Health Systems, Inc., Incremental 2021 Term H Loan, (LIBOR + 3.00%), 4.32%, 01/27/2021 (aa) ^	11,217
14,771	Community Health Systems, Inc., Term Loan G, (LIBOR + 2.75%), 4.07%, 12/31/2019 (aa)	14,727
3,400	Dupage Medical Group Ltd., 1st Lien Term Loan, (3 Month LIBOR + 3.75%), 4.32%, 08/15/2024 (aa)	3,392
12,288	MultiPlan, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.00%), 4.30%, 06/07/2023 (aa)	12,331
21,353	National Mentor Holdings, Inc., Tranche B Term Loan, (3 Month LIBOR + 3.00%), 4.30%, 01/31/2021 (aa)	21,473
4,639	Surgery Center Holdings, Inc., Term Loan B, (3 Month LIBOR + 3.25%), 3.25%, 06/20/2024 (aa) ^	4,591
18,080	Tennessee Merger Sub, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.75%), 3.99%, 02/06/2024 (aa)	17,831

		107,764

	Health Care Technology — 0.3%
7,851	Press Ganey Holdings Inc., 1st Lien Term Loan, (1 Month LIBOR + 3.25%), 4.49%, 10/23/2023 (aa)	7,880

	Life Sciences Tools & Services — 0.1%
2,400	Albany Molecular Research, Inc., 1st Lien Term Loan, (3 Month LIBOR + 3.25%), 4.25%, 08/01/2024 (aa) ^	2,400

	Pharmaceuticals — 2.2%
20,703	Concordia Healthcare Corp., Initial Dollar Term Loan, (Canada), (1 Month LIBOR + 4.25%), 5.48%, 10/21/2021 (aa)	14,694
14,963	Grifols Worldwide Operations Ltd., Term Loan B, (Spain), (1 Week LIBOR + 2.25%), 3.44%, 01/31/2025 (aa)	14,978

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
22,257	Valeant Pharmaceuticals International, Inc., Series F-1 Tranche B Term Loan, (Canada), (1 Month LIBOR + 4.75%), 5.99%, 04/01/2022 (aa)	22,628

		52,300

	Total Health Care	195,724

	Industrials — 9.5%
	Aerospace & Defense — 1.5%
18,000	MacDonald Dettwiler and Associates Ltd., Term Loan B, (3 Month LIBOR + 2.75%), 3.75%, 07/05/2024 (aa) ^	17,914
2,708	TransDigm Group, Inc., 1st Lien Term Loan D, (LIBOR + 3.00%), 4.29%, 06/04/2021 (aa)	2,711
2,710	TransDigm Group, Inc., 1st Lien Term Loan E, (LIBOR + 3.00%), 4.26%, 05/14/2022 (aa)	2,713
12,921	TransDigm Group, Inc., Tranche F Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 06/09/2023 (aa)	12,936

		36,274

	Air Freight & Logistics — 0.4%
10,123	XPO Logistics, Inc., Term loan B, (3 Month LIBOR + 2.25%), 3.55%, 11/01/2021 (aa)	10,132

	Airlines — 0.9%
19,250	American Airlines, Inc., Term Loan B, (1 Month LIBOR + 2.50%), 3.73%, 12/14/2023 (aa)	19,292
1,422	Delta Air Lines, Inc., Term Loan B-1, (1 Month LIBOR + 2.50%), 3.73%, 10/18/2018 (aa)	1,431

		20,723

	Building Products — 1.2%
8,782	Continental Building Products, Inc., Term Loan B, (3 Month LIBOR + 2.50%), 3.80%, 08/18/2023 (aa)	8,782
5,291	Jeld-Wen, Inc., Term Loan B-3, (3 Month LIBOR + 3.00%), 4.30%, 07/01/2022 (aa)	5,319
9,972	Summit Materials Co. I LLC, Term Loan, (1 Month LIBOR + 2.75%), 3.99%, 07/18/2022 (aa)	10,014
5,501	Unifrax LLC, Senior Secured Term Loan, (3 Month LIBOR + 3.75%), 5.05%, 03/29/2024 (aa)	5,519

		29,634

	Commercial Services & Supplies — 3.4%
3,264	Advanced Disposal Services, Inc., Term Loan B, (1 Week LIBOR + 2.75%), 3.94%, 11/10/2023 (aa)	3,279

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	9

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Commercial Services & Supplies — continued
19,820	Garda World Security Corp., 1st Lien Term Loan B, (United States Prime Rate + 3.00%), 5.32%, 05/24/2024 (aa)	19,928
3,897	Harland Clarke Holdings Corp., 1st Lien Term Loan B5, (3 Month LIBOR + 6.00%), 7.30%, 12/31/2021 (aa)	3,913
36,115	Prime Security Services Borrower LLC, Term B-1 Loan, (1 Month LIBOR + 2.75%), 3.99%, 05/02/2022 (aa)	36,279
4,554	TRC Co., 1st Lien Term Loan, (1 Month LIBOR + 4.00%), 5.23%, 05/24/2024 (aa)	4,565
5,087	Tribe Buyer LLC, 1st Lien Term Loan, (1 Month LIBOR + 4.50%), 5.73%, 02/08/2024 (aa)	5,100
2,200	Tribe Buyer LLC, 2nd Lien Term Loan, (1 Month LIBOR + 10.00%), 11.23%, 02/08/2025 (aa)	2,175
6,045	University Support Services LLC, 1st Lien Term Loan B, (1 Month LIBOR + 4.25%), 5.49%, 07/06/2022 (aa)	6,072

		81,311

	Industrial Conglomerates — 0.3%
8,054	Hudson Products Holdings, Inc., Term Loan, (3 Month LIBOR + 4.00%), 5.30%, 03/15/2019 (aa)	8,034

	Machinery — 1.5%
11,801	Gates Global LLC, 1st Lien Term Loan B, (3 Month LIBOR + 3.25%), 4.55%, 04/01/2024 (aa)	11,836
9,812	Onex Wizard Acquisition Co. II S.C.A., Initial Dollar Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 03/11/2022 (aa)	9,849
9,455	Rexnord LLC/RBS Global Inc., Term Loan B, (LIBOR + 2.75%), 4.05%, 08/21/2023 (aa)	9,469
4,716	Zodiac Pool Solutions LLC, 1st Lien Term Loan, (3 Month LIBOR + 4.00%), 5.30%, 12/20/2023 (aa)	4,761

		35,915

	Trading Companies & Distributors — 0.3%
6,048	HD Supply, Inc., 1st Lien Term Loan B-4, (3 Month LIBOR + 2.25%), 10/17/2023 (aa) ^	6,057

	Total Industrials	228,080

	Information Technology — 9.0%
	Communications Equipment — 1.4%
6,189	Avaya, Inc., DIP Term Loan, (1 Month LIBOR + 7.50%), 8.73%, 01/24/2018 (d) (aa) ^	6,281

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Communications Equipment — continued
26,626		Avaya, Inc., Term Loan B-7, (3 Month LIBOR + 5.25%), 6.56%, 05/29/2020 (d) (aa)	22,416
4,900		Global Tel*Link Corp., 1st Lien Senior Secured Term Loan, (3 Month LIBOR + 3.75%), 5.30%, 05/23/2020 (aa)	4,932

			33,629

		Internet Software & Services — 0.3%
6,618		GoDaddy, Inc., Term Loan B, (1 Month LIBOR + 2.50%), 3.74%, 02/15/2024 (aa)	6,629

		IT Services — 2.8%
13,790		Exela Technologies, Inc., Term Loan B, (3 Month LIBOR + 7.00%), 8.80%, 06/30/2023 (aa)	13,618
		First Data Corp., 1st Lien Term Loan,
10,907		(1 Month LIBOR + 2.25%), 3.49%, 07/08/2022 (aa)	10,893
27,808		(1 Month LIBOR + 2.50%), 3.74%, 04/26/2024 (aa)	27,808
1,970		Global Payments, Inc., Term Loan B, (1 Month LIBOR + 2.00%), 3.24%, 04/21/2023 (aa)	1,970
4,740		Optiv Security, Inc., 1st Lien Term Loan, (3 Month LIBOR + 3.25%), 4.56%, 02/01/2024 (aa)	4,306
4,000		Optiv Security, Inc., 2nd Lien Term Loan, (3 Month LIBOR + 7.25%), 8.56%, 01/31/2025 (aa)	3,550
5,199		SMS Systems Maintenance Services, Inc., Term Loan B, (1 Month LIBOR + 5.00%), 6.24%, 10/30/2023 (aa)	5,127

			67,272

		Semiconductors & Semiconductor Equipment — 0.9%
7,468		Microsemi Corp., Closing Date Term B Loan, (3 Month LIBOR + 2.25%), 3.55%, 01/15/2023 (aa)	7,481
9,746		ON Semiconductor Corp., 1st Lien Term Loan B, (1 Month LIBOR + 2.25%), 3.49%, 03/31/2023 (aa)	9,773
5,250		Versum Materials, Inc., Senior Secured Term Loan B, (3 Month LIBOR + 2.50%), 3.80%, 09/29/2023 (aa)	5,272

			22,526

		Software — 2.5%
—	(h)	Camelot Finance LP, 1st Lien Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 10/03/2023 (aa) ^	—	(h)
4,433		Greeneden US Holdings II LLC, 1st Lien Term Loan B-2, (3 Month LIBOR + 3.75%), 5.01%, 12/01/2023 (aa)	4,456

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Software — continued
9,698	Infor US, Inc., Tranche B-6 Term Loan, (3 Month LIBOR + 2.75%), 4.05%, 02/01/2022 (aa)	9,667
5,897	Landesk Software Group, Inc., 1st Lien Term Loan, (1 Month LIBOR + 4.25%), 5.49%, 01/20/2024 (aa)	5,816
1,885	Landesk Software Group, Inc., 2nd Lien Term Loan, (1 Month LIBOR + 9.00%), 10.24%, 01/18/2025 (aa)	1,863
7,515	Qlik Technologies, Inc., 1st Lien Term Loan B, (3 Month LIBOR + 3.50%), 4.81%, 04/26/2024 (aa)	7,327
7,247	Rackspace Hosting, Inc., 1st Lien Term Loan B, (LIBOR + 3.00%), 4.31%, 11/03/2023 (aa)	7,253
5,217	Salient CRGT, Inc., Term Loan B, (1 Month LIBOR + 5.75%), 6.99%, 02/24/2022 (aa)	5,243
13,504	SolarWinds, Inc., 1st Lien Term Loan, (1 Month LIBOR + 3.50%), 4.74%, 02/03/2023 (aa)	13,552
4,543	Solera LLC, Dollar Term Loan, (1 Month LIBOR + 3.25%), 4.51%, 03/03/2023 (aa)	4,554

		59,731

	Technology Hardware, Storage & Peripherals — 1.1%
16,575	Dell International LLC, Term Loan B, (1 Month LIBOR + 2.50%), 3.74%, 09/07/2023 (aa)	16,636
5,444	Quest Software US Holdings Inc., Term Loan, (LIBOR + 6.00%), 7.26%, 10/31/2022 (aa)	5,520
5,406	Radiate Holdco LLC, Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 02/01/2024 (aa)	5,330

		27,486

	Total Information Technology	217,273

	Materials — 4.7%
	Chemicals — 1.6%
8,144	Axalta Coating Systems US Holdings, Inc., Term Loan B, (3 Month LIBOR + 3.04%), 3.30%, 06/01/2024 (aa)	8,162
11,109	Chemours Co. (The), Senior Secured Term Loan B, (1 Month LIBOR + 2.50%), 3.74%, 05/12/2022 (aa) ^	11,133
4,216	Gemini HDPE LLC, Advance, (3 Month LIBOR + 3.00%), 4.31%, 08/06/2021 (aa)	4,226
4,054	New Arclin US Holding Corp., Term Loan, (3 Month LIBOR + 4.25%), 5.67%, 02/14/2024 (aa)	4,085
9,128	PolyOne Corp., 1st Lien Term Loan B, (1 Month LIBOR + 2.00%), 3.23%, 11/11/2022 (aa)	9,151
1,550	Trinseo Materials Operating SCA, 1st Lien Term Loan B, (3 Month LIBOR + 2.50%), 2.50%, 08/16/2024 (aa) ^	1,557

		38,314

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — 0.7%
21,577	Forterra Finance LLC, Term Loan B, (Bermuda), (1 Month LIBOR + 3.00%), 4.24%, 10/25/2023 (aa) ^	17,949

	Containers & Packaging — 2.4%
6,138	Berry Plastics Corp., 1st Lien Term Loan, (1 Month LIBOR + 2.25%), 3.49%, 10/01/2022 (aa)	6,138
6,348	Berry Plastics Corp., Term Loan J, (1 Month LIBOR + 2.50%), 3.72%, 01/20/2024 (aa)	6,347
2,290	Berry Plastics Corp., Term Loan K, (1 Month LIBOR + 2.25%), 3.48%, 02/08/2020 (aa)	2,292
3,226	Berry Plastics Corp., Term Loan L, (1 Month LIBOR + 2.25%), 3.48%, 01/06/2021 (aa)	3,226
8,110	Bway Holding Co., 1st Lien Term Loan, (1 Month LIBOR + 3.25%), 4.48%, 04/03/2024 (aa)	8,112
8,065	Consolidated Container, 1st Lien Term Loan B, (1 Month LIBOR + 3.50%), 4.74%, 05/22/2024 (aa)	8,105
1,586	HLX PLY Holdings, Inc., Term Loan, (3 Month LIBOR + 3.25%), 4.30%, 12/29/2023 (aa)	1,583
10,249	Reynolds Group Holdings, Inc., Term Loan, (1 Month LIBOR + 3.00%), 4.24%, 02/05/2023 (aa)	10,254
11,992	Viskase Corp., Inc., Initial Term Loan, (3 Month LIBOR + 3.25%), 4.55%, 01/30/2021 (aa)	11,393

		57,450

	Total Materials	113,713

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.4%
9,548	GEO Group, Inc. (The), Term Loan, (1 Month LIBOR + 2.25%), 3.49%, 03/22/2024 (aa)	9,552

	Real Estate Management & Development — 0.1%
3,000	CityCenter Holdings LLC, Term B Loan, (1 Month LIBOR + 2.50%), 3.73%, 04/18/2024 (aa)	3,005

	Total Real Estate	12,557

	Telecommunication Services — 9.4%
	Diversified Telecommunication Services — 7.7%
23,920	Centurylink, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.75%), 2.75%, 01/31/2025 (aa)	23,392
3,588	Cincinnati Bell, Inc., Term Loan, (1 Month LIBOR + 3.00%), 4.23%, 09/10/2020 (aa)	3,588
20,425	Cincinnati Bell, Inc., Term Loan B, (3 Month LIBOR + 3.50%), 4.50%, 08/17/2024 (aa) ^	20,431
11,025	Consolidated Communications, Inc., Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 10/05/2023 (aa)	10,818

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	11

JPMorgan Floating Rate Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF AUGUST 31, 2017 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — continued
	Diversified Telecommunication Services — continued
5,980	Coral-US Co-Borrower LLC, Term Loan B-3, (3 Month LIBOR + 3.50%), 3.50%, 01/31/2025 (aa) ^	5,944
6,225	Frontier Communications Corp., Term Loan, (1 Month LIBOR + 3.75%), 4.99%, 06/15/2024 (aa)	5,945
21,998	Hargray Communications Group, Inc., Senior Secured Term Loan B, (1 Month LIBOR + 3.00%), 4.24%, 05/16/2024 (aa)	21,991
25,655	Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, (3 Month LIBOR + 2.75%), 4.00%, 06/30/2019 (aa)	25,538
27,300	Level 3 Financing, Inc., Tranche B Term Loan, (1 Month LIBOR + 2.25%), 3.49%, 02/22/2024 (aa)	27,274
12,491	Securus Technologies Holdings, Inc., 1st Lien Term Loan, (3 Month LIBOR + 4.50%), 4.50%, 06/20/2024 (aa) ^	12,587
1,708	Securus Technologies Holdings, Inc., 2nd Lien Term Loan, (3 Month LIBOR + 8.00%), 9.00%, 06/20/2025 (aa) ^	1,711
14,845	US TelePacific Corp., 1st Lien Term Loan B, (3 Month LIBOR + 5.00%), 6.32%, 04/13/2023 (aa)	14,462
5,258	Windstream Communications LLC, 1st Lien Term Loan B, (1 Month LIBOR + 4.00%), 5.23%, 03/29/2021 (aa) ^	4,793
7,548	Zayo Group LLC, Term B-2 Loan, (3 Month LIBOR + 2.25%), 3.48%, 01/19/2024 (aa)	7,548

		186,022

	Wireless Telecommunication Services — 1.7%
11,005	A2z Wireless Holdings Inc, 1st Lien Term Loan B, (1 Month LIBOR + 6.00%), 7.23%, 05/01/2023 (aa)	11,028
10,050	Sprint Communications, Inc., 1st Lien Term Loan B, (1 Month LIBOR + 2.50%), 3.75%, 02/02/2024 (aa)	10,050
11,783	Syniverse Holdings, Inc., Initial Term Loan, (3 Month LIBOR + 3.00%), 4.31%, 04/23/2019 (aa)	11,283
8,446	Syniverse Holdings, Inc., Tranche B Term Loan, (3 Month LIBOR + 3.00%), 4.30%, 04/23/2019 (aa)	8,087

		40,448

	Total Telecommunication Services	226,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utilities — 8.2%
	Electric Utilities — 3.9%
31,344	Calpine Construction Finance Co., Term B-1 Loan, (1 Month LIBOR + 2.25%), 3.49%, 05/03/2020 (aa)	31,256
21,750	Energy Future Intermediate Holding Co. LLC, DIP Term Loan, (3 Month LIBOR + 2.75%), 4.23%, 06/23/2018 (aa)	21,837
4,339	Homer City Generation LP, 1st Lien Term Loan B, (1 Month LIBOR + 11.00%), 12.24%, 02/15/2023 (aa)	3,688
6,345	Lightstone Holdco LLC, 1st Lien Term Loan B, (1 Month LIBOR + 4.50%), 5.74%, 01/30/2024 (aa)	6,301
395	Lightstone Holdco LLC, 1st Lien Term Loan C, (1 Month LIBOR + 4.50%), 5.74%, 01/30/2024 (aa)	393
25,326	Vistra (Texas Operations), Term Loan, (1 Month LIBOR + 2.75%), 3.99%, 08/04/2023 (aa)	25,322
5,805	Vistra (Texas Operations), Term Loan C, (1 Month LIBOR + 2.75%), 3.98%, 08/04/2023 (aa)	5,804

		94,601

	Independent Power and Renewable Electricity Producers — 4.3%
8,500	AES Corp., 1st Lien Term Loan B, (3 Month LIBOR + 2.00%), 3.32%, 05/24/2022 (aa) ^	8,500
	Calpine Corp., Term Loan,
17,006	(1 Month LIBOR + 1.75%), 2.99%, 12/31/2019 (aa)	16,946
9,420	(3 Month LIBOR + 2.75%), 4.05%, 01/15/2024 (aa)	9,386
22,571	Dynegy, Inc., Term Loan, (1 Month LIBOR + 3.25%), 4.49%, 02/07/2024 (aa)	22,598
18,064	NRG Energy, Inc., Term Loan, (3 Month LIBOR + 2.25%), 3.55%, 06/30/2023 (aa)	18,033
3,541	Talen Energy Supply, Term Loan B-1, (1 Month LIBOR + 4.00%), 5.24%, 07/15/2023 (aa)	3,475
25,424	Talen Energy Supply, Term Loan B-2, (1 Month LIBOR + 4.00%), 5.24%, 04/15/2024 (aa)	24,947

		103,885

	Total Utilities	198,486

	Total Loan Assignments (Cost $2,000,877)	1,973,008

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

NUMBER OF RIGHTS
Rights — 0.1%
	Utilities — 0.1%
	Independent Power and Renewable Electricity Producers — 0.1%
1,250	Vistra Energy Corp., expiring 12/31/2049 (a) (bb) (Cost $—)	1,469

NUMBER OF WARRANTS
Warrants — 0.0% (g)
	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
	Sabine Oil & Gas Holdings, Inc.,
2	expiring 04/13/2026 (Strike Price $—) (a)	11
11	expiring 04/13/2026 (Strike Price $1.00) (a)	72

	Total Warrants (Cost $67)	83

SHARES
Short-Term Investment — 6.9%
	Investment Company — 6.9%
166,805	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.88% (b) (l) (Cost $166,805)	166,805

	Total Investments — 102.9% (Cost $2,503,506)	2,484,248
	Liabilities in Excess of Other Assets — (2.9)%	(68,439)

	NET ASSETS — 100.0%	$2,415,809

Percentages indicated are based on net assets.

DIP	— Debtor-in-possession
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

LIBOR	— London Interbank Offered Rate
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(h)	— Amount rounds to less than 500.
(l)	— The rate shown is the current yield as of August 31, 2017.
(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of August 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
@	— The date shown reflects the next call date on which the issuer may redeem the security. The coupon rate for this security is currently in effect as of August 31, 2017.
^	— All or a portion of the security is unsettled as of August 31, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	13

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2017

(Amounts in thousands, except per share amounts)

	Floating Rate Income Fund
ASSETS:
Investments in non-affiliates, at value	$2,317,443
Investments in affiliates, at value	166,805
Cash	3,981
Foreign currency, at value	2
Receivables:
Investment securities sold	56,145
Fund shares sold	3,919
Interest from non-affiliates	10,305
Dividends from affiliates	132
Tax reclaims	354

Total Assets	2,559,086

LIABILITIES:
Payables:
Investment securities purchased	140,379
Fund shares redeemed	1,302
Accrued liabilities:
Investment advisory fees	1,056
Administration fees	137
Distribution fees	36
Service fees	122
Custodian and accounting fees	59
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	186

Total Liabilities	143,277

Net Assets	$2,415,809

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Floating Rate Income Fund
NET ASSETS:
Paid-in-Capital	$2,608,583
Accumulated undistributed (distributions in excess of) net investment income	(35)
Accumulated net realized gains (losses)	(173,481)
Net unrealized appreciation (depreciation)	(19,258)

Total Net Assets	$2,415,809

Net Assets:
Class A	$88,390
Class C	26,114
Class I (formerly Select Class)	1,329,888
Class R6	971,417

Total	$2,415,809

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,398
Class C	2,785
Class I (formerly Select Class)	141,374
Class R6	103,262

Net Asset Value (a):
Class A — Redemption price per share	$9.41
Class C — Offering price per share (b)	9.38
Class I (formerly Select Class) — Offering and redemption price per share	9.41
Class R6 — Offering and redemption price per share	9.41
Class A maximum sales charge	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.63

Cost of investments in non-affiliates	$2,336,701
Cost of investments in affiliates	166,805
Cost of foreign currency	2

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	15

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2017

(Amounts in thousands)

Floating Rate Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$94,775
Interest income from affiliates	1
Dividend income from non-affiliates	3,582
Dividend income from affiliates	1,254

Total investment income	99,612

EXPENSES:
Investment advisory fees	11,622
Administration fees	1,727
Distribution fees:
Class A	242
Class C	198
Service fees:
Class A	242
Class C	66
Class I (formerly Select Class)	2,776
Custodian and accounting fees	217
Professional fees	125
Trustees’ and Chief Compliance Officer’s fees	31
Printing and mailing costs	92
Registration and filing fees	58
Transfer agency fees (See Note 2.G.)	30
Sub-transfer agency fees (See Note 2.G.)	33
Other	44

Total expenses	17,503

Less fees waived	(2,492)
Less earnings credits	(2)

Net expenses	15,009

Net investment income (loss)	84,603

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(56,181)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	59,824
Foreign currency translations	— (a)

Change in net unrealized appreciation/depreciation	59,824

Net realized/unrealized gains (losses)	3,643

Change in net assets resulting from operations	$88,246

(a)	Amount rounds to less than 500.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Floating Rate Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$84,603	$89,591
Net realized gain (loss)	(56,181)	(86,271)
Change in net unrealized appreciation/depreciation	59,824	27,758

Change in net assets resulting from operations	88,246	31,078

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(3,599)	(3,571)
Class C
From net investment income	(856)	(902)
Class I (formerly Select Class)
From net investment income	(43,924)	(50,890)
Class R6
From net investment income	(35,871)	(35,032)

Total distributions to shareholders	(84,250)	(90,395)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	600,514	(580,069)

NET ASSETS:
Change in net assets	604,510	(639,386)
Beginning of period	1,811,299	2,450,685

End of period	$2,415,809	$1,811,299

Accumulated undistributed (distributions in excess of) net investment income	$(35)	$425

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$58,312	$41,079
Distributions reinvested	3,597	3,571
Cost of shares redeemed	(57,237)	(45,374)

Change in net assets resulting from Class A capital transactions	$4,672	$(724)

Class C
Proceeds from shares issued	$12,519	$5,536
Distributions reinvested	838	889
Cost of shares redeemed	(9,264)	(10,483)

Change in net assets resulting from Class C capital transactions	$4,093	$(4,058)

Class I (formerly Select Class)
Proceeds from shares issued	$803,860	$171,842
Distributions reinvested	3,528	7,700
Cost of shares redeemed	(346,605)	(1,209,079)

Change in net assets resulting from Class I capital transactions	$460,783	$(1,029,537)

Class R6
Proceeds from shares issued	$265,017	$560,102
Distributions reinvested	30,602	29,261
Cost of shares redeemed	(164,653)	(135,113)

Change in net assets resulting from Class R6 capital transactions	$130,966	$454,250

Total change in net assets resulting from capital transactions	$600,514	$(580,069)

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	17

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Floating Rate Income Fund
	Year Ended August 31, 2017	Year Ended August 31, 2016
SHARE TRANSACTIONS:
Class A
Issued	6,188	4,441
Reinvested	381	388
Redeemed	(6,061)	(4,916)

Change in Class A Shares	508	(87)

Class C
Issued	1,330	598
Reinvested	89	97
Redeemed	(984)	(1,138)

Change in Class C Shares	435	(443)

Class I (formerly Select Class)
Issued	84,956	18,718
Reinvested	374	829
Redeemed	(36,680)	(130,329)

Change in Class I Shares	48,650	(110,782)

Class R6
Issued	28,012	60,095
Reinvested	3,246	3,189
Redeemed	(17,424)	(14,781)

Change in Class R6 Shares	13,834	48,503

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	19

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Floating Rate Income Fund
Class A
Year Ended August 31, 2017	$9.36	$0.35	(e)	$0.05	$0.40	$(0.35)	$—	$(0.35)
Year Ended August 31, 2016	9.56	0.40	(e)	(0.20)	0.20	(0.40)	—	(0.40)
Year Ended August 31, 2015	10.04	0.38	(e)	(0.47)	(0.09)	(0.39)	— (f)	(0.39)
Year Ended August 31, 2014	10.02	0.39	(g)	0.02	0.41	(0.38)	(0.01)	(0.39)
Year Ended August 31, 2013	9.89	0.43		0.14	0.57	(0.43)	(0.01)	(0.44)

Class C
Year Ended August 31, 2017	9.34	0.31	(e)	0.04	0.35	(0.31)	—	(0.31)
Year Ended August 31, 2016	9.54	0.35	(e)	(0.19)	0.16	(0.36)	—	(0.36)
Year Ended August 31, 2015	10.02	0.33	(e)	(0.46)	(0.13)	(0.35)	— (f)	(0.35)
Year Ended August 31, 2014	10.01	0.34	(g)	0.02	0.36	(0.34)	(0.01)	(0.35)
Year Ended August 31, 2013	9.88	0.40		0.13	0.53	(0.39)	(0.01)	(0.40)

Class I (formerly Select Class)
Year Ended August 31, 2017	9.37	0.37	(e)	0.05	0.42	(0.38)	—	(0.38)
Year Ended August 31, 2016	9.57	0.42	(e)	(0.19)	0.23	(0.43)	—	(0.43)
Year Ended August 31, 2015	10.05	0.40	(e)	(0.46)	(0.06)	(0.42)	— (f)	(0.42)
Year Ended August 31, 2014	10.03	0.42	(g)	0.02	0.44	(0.41)	(0.01)	(0.42)
Year Ended August 31, 2013	9.89	0.46		0.15	0.61	(0.46)	(0.01)	(0.47)

Class R6
Year Ended August 31, 2017	9.37	0.39	(e)	0.04	0.43	(0.39)	—	(0.39)
Year Ended August 31, 2016	9.57	0.43	(e)	(0.19)	0.24	(0.44)	—	(0.44)
Year Ended August 31, 2015	10.05	0.41	(e)	(0.46)	(0.05)	(0.43)	— (f)	(0.43)
October 31, 2013 (h) through August 31, 2014	10.10	0.34	(g)	(0.03)	0.31	(0.35)	(0.01)	(0.36)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.005.
(g)	Net investment income (loss) may appear disproportionate among the classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.41	4.36%	$88,390	0.98%	3.76%		1.18%	51%
9.36	2.30	83,254	0.99	4.29		1.22	41
9.56	(0.92)	85,854	0.99	3.85		1.25	16
10.04	4.15	168,575	0.98	3.85	(g)	1.15	61
10.02	5.90	158,323	0.97	4.64		1.16	42

9.38	3.74	26,114	1.48	3.25		1.69	51
9.34	1.78	21,937	1.49	3.79		1.73	41
9.54	(1.37)	26,637	1.49	3.35		1.73	16
10.02	3.59	22,738	1.48	3.35	(g)	1.65	61
10.01	5.50	15,323	1.47	4.07		1.65	42

9.41	4.51	1,329,888	0.73	3.96		0.91	51
9.37	2.55	868,497	0.74	4.51		0.91	41
9.57	(0.61)	1,946,646	0.74	4.09		0.92	16
10.05	4.40	2,930,115	0.73	4.10	(g)	0.90	61
10.03	6.25	3,158,706	0.72	4.85		0.91	42

9.41	4.61	971,417	0.63	4.10		0.66	51
9.37	2.65	837,611	0.64	4.67		0.66	41
9.57	(0.49)	391,548	0.64	4.18		0.67	16
10.05	3.05	916,404	0.63	4.11	(g)	0.66	61

SEE NOTES TO FINANCIAL STATEMENTS.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	21

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Floating Rate Income Fund	Class A, Class C, Class I^ and Class R6	Diversified

^	Effective April 3, 2017, Select Class was renamed Class I.

The investment objective of the Fund is to seek to provide current income with a secondary objective of capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares will automatically convert to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Investment Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

22	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at each Underlying Fund’s NAV as of the report date.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (amounts in thousands):

JPMorgan Floating Rate Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$15,750	$—		$15,750
Corporate Bonds
Consumer Discretionary	—	43,085	—		43,085
Consumer Staples	—	3,490	—		3,490
Energy	—	41,525	—		41,525
Financials	—	20,925	—		20,925
Health Care	—	37,780	—		37,780
Industrials	—	32,154	—		32,154
Information Technology	—	31,430	—		31,430
Materials	—	34,022	—		34,022
Real Estate	—	7,624	—		7,624
Telecommunication Services	—	28,144	—		28,144
Utilities	—	17,491	188		17,679

Total Corporate Bonds	—	297,670	188		297,858

Common Stocks
Energy	—	144	937		1,081
Utilities	12,390	—	—		12,390

Total Common Stocks	12,390	144	937		13,471

Preferred Stock
Financials	—	15,804	—		15,804

Loan Assignments
Consumer Discretionary	—	401,934	—	(a)	401,934
Consumer Staples	—	230,079	—		230,079
Energy	—	125,695	—		125,695
Financials	—	22,997	—		22,997
Health Care	—	195,724	—		195,724
Industrials	—	228,080	—		228,080
Information Technology	—	217,273	—		217,273
Materials	—	113,713	—		113,713
Real Estate	—	12,557	—		12,557
Telecommunication Services	—	226,470	—		226,470
Utilities	—	198,486	—		198,486

Total Loan Assignments	—	1,973,008	—	(a)	1,973,008

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	23

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

JPMorgan Floating Rate Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Utilities	$—	$—	$1,469	$1,469
Warrants
Energy	72	11	—	83
Short-Term Investment
Investment Company	166,805	—	—	166,805

Total Investments in Securities	$179,267	$2,302,387	$2,594	$2,484,248

(a)	Amount rounds to less than 500.

There were no transfers between level 1 and level 2 during the year ended August 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value (amounts in thousands):

	Balance as of August 31, 2016		Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases [1]	Sales [2]	Transfers into Level 3	Transfers out of Level 3	Balance as of August 31, 2017
Investments in Securities:
Corporate Bonds — Utilities	$—		$—	$188	$—	$—	$—	$—	$—	$188
Common Stocks — Energy	494		—	443	—	—	—	—	—	937
Preferred Stock — Financials	12,849		—	—	—	—	—	—	(12,849)	—
Loan Assignments — Consumer Discretionary	—	(a)	—	—	—	—	—	—	—	—	(a)
Rights — Utilities	—		—	1,469	—	—	—	—	—	1,469

	$13,343		$—	$2,100	$—	$—	$—	$—	$(12,849)	$2,594

(a)	Amount rounds to less than 500.
[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

Transfers into, and out of, level 3 are valued utilizing values as of the beginning of the period.

Transfers from level 3 to level 2 are due to an increase in market activity (e.g. frequency of trades), which resulted in an increase of available market inputs to determine the price for the year ended August 31, 2017.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at August 31, 2017, which were valued using significant unobservable inputs (level 3) amounted to approximately $2,100. This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Statement of Operations.

B. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

24	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

C. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of August 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

D. Loan Assignments — The Fund may invest in debt instruments that are interests in amounts owed to lenders or lending syndicates (a “Lender”) by corporate, governmental, or other borrowers (a “Borrower”). A loan is often administered by a bank or other financial institution (the “Agent”) that acts as agent for all holders. The Agent administers the terms of the loan, as specified in the loan agreement. The fund invests in loan assignments of all or a portion of the loans. When a fund purchases a loan assignment, the fund has direct rights against the Borrower on a loan, provided, however, the Fund’s rights may be more limited than the Lender from which they acquired the assignment and the fund may be able to enforce its rights only through the Agent. As a result, a fund assumes the credit risk of the Borrower as well as any other persons interpositioned between the Fund and the Borrower (“Intermediate Participants”). A fund may incur certain costs and delays in realizing payment on a loan assignment or suffer a loss of principal and/or interest if assets or interests held by the Agent or other Intermediate Participants are determined to be subject to the claims of the Agent’s or other Intermediate Participant’s creditors. In addition, it is unclear whether loan assignments and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. Also, because JPMIM may wish to invest in publicly traded securities of a Borrower, it may not have access to material non-public information regarding the Borrower to which other investors have access. Although certain loan assignments are secured by collateral, a fund could experience delays or limitations in realizing the value on such collateral or have its interest subordinated to other indebtedness of the Borrower. Loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for assignments and certain assignments which were liquid, when purchased, may become illiquid and they may be difficult to value. In addition, the settlement period for loans is uncertain as there is no standardized settlement schedule applicable to such investments. Therefore, a fund may not receive the proceeds from a sale of such investments for a period after the sale.

Certain loan assignments are also subject to the risks associated with high yield securities described under Note 7.

At August 31, 2017, the Fund had investments in loan assignments that amounted to more than 5% of the Fund’s net assets, by agent bank as follows:

Agent Bank	Percentage
Credit Suisse International	16.3%
Barclays Bank plc	12.6
Bank of America, N.A.	8.0
Deutsche Bank AG	6.9
JPMorgan Chase Bank, N.A.	5.8

E. Unfunded Commitments — The Fund may enter into commitments to buy and sell investments including commitments to buy loan assignments to settle on future dates as part of their normal investment activities. Unfunded commitments may include revolving loan facilities which may obligate the Fund to provide cash to the borrower on demand. Unfunded commitments are generally traded and priced as part of a related loan assignment (Note 2.D.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation/depreciation from unfunded commitments is reported on the Statement of Assets and Liabilities. Credit risk exists on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. The Fund may receive an ongoing commitment fee based on the undrawn portion of the underlying loan facility, which is recorded as a component of interest income on the Statement of Operations.

The Fund did not have unfunded commitments for the year ended August 31, 2017.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend. Certain Funds may receive other income from investment in loan assignments and/or unfunded commitments, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income on the Statement of Operations.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	25

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

Transfer agency fees are class-specific expenses, and sub-transfer agency fee were class specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee. The amount of the transfer-agency and sub-transfer agency fees charged to each class of the Fund for the year ended August 31, 2017 are as follows (amounts in thousands):

	Class A	Class C	Class I	Class R6	Total
Transfer agency fees	$12	$4	$8	$6	$30
Sub-transfer agency fees	14	6	13	—	33

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of August 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by the Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(350)	$(813)	$1,163

The reclassifications for the Fund relate primarily to debt modifications.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended August 31, 2017, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. Class I and Class R6 do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

26	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended August 31, 2017, JPMDS retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$7	$—	(a)

(a)	Amount rounds to less than 500.

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets of Class A, Class C and Class I Shares, respectively.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend expenses related to short sales, interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R6
1.00%	1.50%	0.75%	0.65%

The expense limitation agreement was in effect for the year ended August 31, 2017 and is in place until at least December 31, 2017.

For the year ended August 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and/or reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total
$109	$72	$1,897	$2,078

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates (affiliated money market funds). Effective December 29, 2016, the Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

The amounts of these waivers/reimbursements resulting from investments in these money market funds for the year ended August 31, 2017 was approximately $414,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	27

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

During the year ended August 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended August 31, 2017, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended August 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$1,591,924	$1,004,634

During the year ended August 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at August 31, 2017 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Gross Unrealized (Depreciation)
$2,503,478	$21,373	$40,603	$(19,230)

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to defaulted bonds.

The tax character of distributions paid during the year ended August 31, 2017 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$84,250	$—	$84,250

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended August 31, 2016 was as follows (amounts in thousands):

Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
$90,395	$—	$90,395

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of August 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Long-Term Capital Gain or (Tax Basis Loss Carryover)	Unrealized Appreciation (Depreciation)
$(153,597)	$(19,230)

The cumulative timing differences primarily consist of post-October capital loss deferrals.

As of August 31, 2017, the Fund had the following post-enactment net capital loss carryforwards (amounts in thousands):

Capital Loss Carryforward Character
Short-Term	Long-Term
$19,679	$133,918

28	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Net capital losses and other late year losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended August 31, 2017 the Fund deferred to September 1, 2017 the following net losses (amounts in thousands):

Net Capital Loss
Short-Term	Long-Term
$(1,063)	$20,976

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 6, 2017.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended August 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended August 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

As of August 31, 2017, the Fund had two affiliated omnibus account, which represented 60.7% of the Fund’s outstanding shares.

As of August 31, 2017, the JPMorgan Investor Funds, which are affiliated funds of funds, owned in the aggregate, shares representing 17.3% of the net assets of the Fund.

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	29

NOTES TO FINANCIAL STATEMENTS

AS OF AUGUST 31, 2017 (continued)

The Fund invests in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds.”) These securities are considered to be high risk investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. The market price of these securities can change suddenly and unexpectedly. As a result, the Fund is intended for investors who are able and willing to assume a high degree of risk.

The Fund is subject to the risk that, should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems to be representative of its value, the value of the Fund’s net assets could be adversely affected.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and will require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of August 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

30	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Floating Rate Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Floating Rate Income Fund (a separate series of JPMorgan Trust I) (the “Fund”) as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

October 27, 2017

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	31

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	149	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	149	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	149	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	149	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	149	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	149	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	149	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	149	None

32	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	149	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	149	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	149	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	149	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	149	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (149 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	33

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)*	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Lauren A. Paino (1973), Assistant Treasurer (2014)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2013; formerly Director, Credit Suisse Asset Management from 2000-2013.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

34	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, March 1, 2017, and continued to hold your shares at the end of the reporting period, August 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Floating Rate Income Fund
Class A
Actual	$1,000.00	$1,009.70	$4.96	0.98%
Hypothetical	1,000.00	1,020.27	4.99	0.98
Class C
Actual	1,000.00	1,007.20	7.49	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class I (formerly Select Class)
Actual	1,000.00	1,011.00	3.70	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
Class R6
Actual	1,000.00	1,011.50	3.19	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	35

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 16, 2017.

As part of their review of the Advisory Agreement, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. The Adviser also periodically provides comparative information regarding the Fund’s expense ratios and those of its peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense analyses compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreement, the Trustees reviewed the proposed Advisory Agreement with representatives of the Adviser, counsel to the Trust, and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreement. The Trustees also discussed the proposed Advisory Agreement in executive sessions with independent legal counsel at which no representatives of the Adviser were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Adviser from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the Advisory Agreement was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees reviewed information relating to the Adviser’s risk governance model and reports showing the Adviser’s compliance structure and ongoing compliance processes. The Trustees also considered the quality of administrative services provided by J.P. Morgan Investment Management Inc. in its role as administrator (“JPMIM”).

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Fund, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

36	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Fund. The Trustees also reviewed the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

The Trustees also considered that JPMDS, an affiliate of the Adviser, and JPMIM earn fees from the Fund for providing shareholder and administrative services, respectively. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting, and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase.

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints, but that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees also considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

AUGUST 31, 2017	J.P. MORGAN INCOME FUNDS	37

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”) as well as a sub-set of funds within the Universe (the “Peer Group”), by total return for the applicable one- and three-year periods. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the third, fifth and fourth quintiles based upon both the Peer Group and Universe, for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees noted that the Fund’s performance for Class I shares was in the third, fifth and fourth quintiles based upon the Universe for the one-, three- and five-year periods ended December 31, 2016, respectively. The Trustees discussed the performance and investment strategy of the Fund with the

Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions, and various other factors, the Trustees concluded that the Fund’s performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determinations as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee and actual total expenses for Class A shares were in the fourth and second quintiles, respectively, based upon both the Peer Group and Universe. The Trustees noted that the Fund’s net advisory fee and actual total expenses for the Class I shares were in the fourth and third quintiles based upon the Universe, respectively. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fee was reasonable.

38	J.P. MORGAN INCOME FUNDS	AUGUST 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. August 2017.	AN-FRI-817

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is James Schonbachler. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $298,713

2016 – $224,300

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $31,320

2016 – $31,000

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $58,174

2016 – $49,000

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended August 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable – Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 – $28.4 million

2016 – $29.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-

CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer November 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel President and Principal Executive Officer November 1, 2017

By:	/s/ Laura M. Del Prato
Laura M. Del Prato Treasurer and Principal Financial Officer November 1, 2017